                                                                      iShares(R)



                                 PROSPECTUS for

                                    iSHARES

                                DOW JONES SERIES

                                    iSHARES

                             COHEN & STEERS SERIES




                      YOUR iSHARES investments AT A GLANCE
iShares(R)

iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called "Funds." Each Fund described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index compiled by Dow Jones & Company or Cohen & Steers Capital Management, Inc. (each, an "Index Provider"). This prospectus relates to the following Funds:

      iShares Dow Jones U.S. Total Market Index Fund iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Technology Sector Index Fund iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Utilities Sector Index Fund iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Real Estate Index Fund iShares Dow Jones Transportation Average Index Fund iShares Cohen & Steers Realty Majors Index Fund

Barclays Global Fund Advisors is the advisor to each Fund.

iShares Trust (the "Trust") is a registered investment company. The shares of the Trust, called "iShares(R)," are listed and traded on national securities exchanges (each, a "Listing Exchange"). Market prices for a Fund's iShares may be different from its net asset value per share ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems iShares at NAV only in blocks of 50,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        Prospectus dated August 1, 2003
                         (as revised October 6, 2003)

     Table of Contents


Details on Investing    Overview......................................................  1
  in iShares            Introduction..................................................  1
                        Investment Objective..........................................  1

                        Principal Investment Strategies...............................  1
                        Replication...................................................  2
                        Representative Sampling.......................................  2
                        Correlation...................................................  2
                        Industry Concentration Policy.................................  2

Details on the Risks of Principal Risk Factors Common to All
  Investing in iShares     Funds......................................................  2
                        Market Risk...................................................  2
                        Asset Class Risk..............................................  2
                        Passive Investments...........................................  3
                        Concentration.................................................  3
                        Derivatives...................................................  3
                        Tracking Error Risk...........................................  3
                        Market Trading Risks..........................................  3
                        Lack of Governmental Insurance or Guarantee...................  4

Details on Each         Description of iShares Dow Jones Index
  iShares Fund             Funds......................................................  5
                        iShares Dow Jones U.S. Total Market Index Fund................  6
                        iShares Dow Jones U.S. Basic Materials Sector Index Fund......  9
                        iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund.... 12
                        iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund 15
                        iShares Dow Jones U.S. Energy Sector Index Fund............... 18
                        iShares Dow Jones U.S. Financial Sector Index Fund............ 21
                        iShares Dow Jones U.S. Healthcare Sector Index Fund........... 24
                        iShares Dow Jones U.S. Industrial Sector Index Fund........... 27
                        iShares Dow Jones U.S. Technology Sector Index Fund........... 30
                        iShares Dow Jones U.S. Telecommunications Sector Index Fund... 33
                        iShares Dow Jones U.S. Utilities Sector Index Fund............ 36
                        iShares Dow Jones U.S. Financial Services Index Fund.......... 39
                        iShares Dow Jones U.S. Real Estate Index Fund................. 42
                        iShares Dow Jones Transportation Average Index Fund........... 45

                        Description of iShares Cohen & Steers
                           Index Fund................................................. 47
                        iShares Cohen & Steers Realty Majors Index Fund............... 48

Details on Management   Management.................................................... 51
  and Operations        Investment Advisor............................................ 51
                        Administrator, Custodian and Transfer Agent................... 51


                                                                         page i

Details on Buying and Shareholder Information................. 52
  Selling iShares     Buying and Selling iShares.............. 52
                      Book Entry.............................. 52
                      iShare Prices........................... 52
                      Determination of Net Asset Value........ 53
                      Dividends and Distributions............. 53
                      Taxes................................... 53
                      Taxes on Distributions.................. 53
                      Taxes when iShares are Sold............. 53
                      Creations and Redemptions............... 54
                      iShares Transaction Fees................ 55
                      Legal Proceedings....................... 55

                      Distribution............................ 56

                      Financial Highlights.................... 56

                      Index Providers......................... 64

                      Disclaimers............................. 64

                      Supplemental Information................ 66
                      Premium/Discount Information (Unaudited) 66
                      Total Return Information................ 70

                                                                       i Shares

  page ii

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the Trust as a whole and each Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

Each Fund is an "index fund" that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by one of the following Index Providers:

      Dow Jones & Company ("Dow Jones") publishes The Wall Street Journal and its international and interactive editions, Barron's and SmartMoney magazines and other periodicals, the Dow Jones Newswires, dowjones.com, and the Ottaway group of community newspapers.

      Cohen & Steers Capital Management, Inc. ("Cohen & Steers") provides financial, economic and investment information and analytical services to the financial community.

Barclays Global Fund Advisors ("BGFA"), the advisor to each Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with either Index Provider.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of iShares Funds sections provide important information about each Fund, including a brief description of its Underlying Index and principal risks specific to that Fund.

Investment Objective

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve each Fund's investment objective. Unlike many investment companies, the Funds do not try to "beat" the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate some of the risks of active management, such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Each Fund will invest at least 90% of its assets in the securities of its Underlying Index or in American Depository Receipts ("ADRs") based on securities in the Underlying Index. A Fund may invest up to 10% of its assets in securities not included in its Underlying Index; but which BGFA believes will help the Fund track its Underlying Index. For example, each Fund also may invest in securities not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). A Fund also may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

BGFA uses two basic indexing strategies -- Replication and Representative Sampling -- as described below. The Description of iShares Funds sections describe the strategy of each Fund.

iShares Overview

Replication

"Replication" is investing in substantially all of the securities in the relevant Underlying Index in approximately the same proportions as in the Underlying Index.

Representative Sampling

"Representative Sampling" is investing in a representative sample of securities in the Underlying Index, which have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between each Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a Fund using Replication.

Industry Concentration Policy

A Fund will concentrate its investments (i.e., hold 25% or more of its total assets), in a particular industry or group of industries only to the extent that its Underlying Index is so concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors Common to all Funds

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of that Fund in the Description of iShares Funds section. Some or all of these risks may adversely affect a Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

Each Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

                                                                       i Shares

Passive Investments

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. Each Fund invests in the securities included in its Underlying Index regardless of their investment merit. BGFA does not attempt to individually select securities or to take defensive positions in declining markets.

Concentration

If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Tracking Error Risk

Factors such as the fees and expenses of a Fund, imperfect correlation between a Fund's securities and those in its Underlying Index, rounding of prices, changes to the Underlying Investments and regulatory policies may affect BGFA's ability to achieve close correlation with the Underlying Index of a Fund. A Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

      Although the iShares described in this Prospectus are listed for trading on a Listing Exchange, such as the American Stock Exchange LLC ("AMEX"), there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

      Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other Than NAV

      iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of a Fund's iShares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of a Fund's iShares should not be sustained.

iShares Overview

Lack of Governmental Insurance or Guarantee

An investment in the Funds is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                       i Shares

Description of iShares Dow Jones Index Funds

..  iShares Dow Jones U.S. Total Market Index Fund

..  iShares Dow Jones U.S. Basic Materials Sector Index Fund

..  iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

..  iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

..  iShares Dow Jones U.S. Energy Sector Index Fund

..  iShares Dow Jones U.S. Financial Sector Index Fund

..  iShares Dow Jones U.S. Healthcare Sector Index Fund

..  iShares Dow Jones U.S. Industrial Sector Index Fund

..  iShares Dow Jones U.S. Technology Sector Index Fund

..  iShares Dow Jones U.S. Telecommunications Sector Index Fund

..  iShares Dow Jones U.S. Utilities Sector Index Fund

..  iShares Dow Jones U.S. Financial Services Index Fund

..  iShares Dow Jones U.S. Real Estate Index Fund

..  iShares Dow Jones Transportation Average Index Fund


Dow Jones, Dow Jones U.S. Total Market Index, Dow Jones U.S. Basic Materials Sector Index, Dow Jones U.S. Consumer Cyclical Sector Index, Dow Jones U.S. Consumer Non-Cyclical Sector Index, Dow Jones U.S. Energy Sector Index, Dow Jones U.S. Financial Sector Index, Dow Jones U.S. Healthcare Sector Index, Dow Jones U.S. Industrial Sector Index, Dow Jones U.S. Technology Sector Index, Dow Jones U.S. Telecommunications Sector Index, Dow Jones U.S. Utilities Sector Index, Dow Jones U.S. Financial Services Index, Dow Jones U.S. Real Estate Index and Dow Jones Transportation Average Index are servicemarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on Dow Jones Indexes are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representations regarding the advisability of investing in iShares.

iShares Dow Jones Index Funds
iShares Dow Jones U.S. Total Market Index Fund

Cusip: 464287846
AMEX Trading Symbol: IYY
Underlying Index: Dow Jones U.S. Total Market Index

Investment Objective

The iShares Dow Jones U.S. Total Market Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Total Market Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the U.S. equity broad market. The Index is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Fund uses a Replication strategy to try to track the Index.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                        [CHART]
  2001     -12.14
  2002     -22.17


--------
1 The Fund's total return for the six months ended June 30, 2003 was 12.53%. The best calendar quarter return during the period shown above was 11.84% in the 4th quarter of 2001; the worst was -17.07% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -22.17%    -16.64%
     Return After Taxes on Distributions/2/                                  -22.58%    -17.00%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -13.60%    -13.04%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -22.08%    -16.53%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Dow Jones U.S. Total Market Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $20     $64    $113     $255

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $8,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,390,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $8,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,390,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $20,879 if the Creation Unit is redeemed after one year, $31,352 if the Creation Unit is redeemed after three years, $42,854 if the Creation Unit is redeemed after five years, and $76,802 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares
iShares Dow Jones U.S. Basic Materials Sector Index Fund

Cusip: 464287838
AMEX Trading Symbol: IYM
Underlying Index: Dow Jones U.S. Basic Materials Sector Index

Investment Objective

The iShares Dow Jones U.S. Basic Materials Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, chemicals, commodities, chemicals specialty products, forest products, non-ferrous mining products, paper products, precious metals and steel. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in chemicals, which comprised 59.70% of market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Companies in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.

.. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns.

.. Companies in the basic materials sector are at risk for environmental damage and product liability claims.

.. Companies in the basic materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

iShares Dow Jones U.S. Basic Materials Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
  2001     1.08
  2002     8.80


--------
1 The Fund's total return for the six months ended June 30, 2003 was 3.92%. The best calendar quarter return during the period shown above was 12.79% in the 4th quarter of 2001; the worst was -23.04% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -8.80%    -0.03%
     Return After Taxes on Distributions/2/                                   -9.38%    -0.74%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -5.38%    -0.36%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -8.32%     0.44%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $1,963,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $1,963,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,037 if the Creation Unit is redeemed after one year, $38,724 if the Creation Unit is redeemed after three years, $66,720 if the Creation Unit is redeemed after five years, and $148,228 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

Cusip: 464287580
AMEX Trading Symbol: IYC
Underlying Index: Dow Jones U.S. Consumer Cyclical Sector Index

Investment Objective

The iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Cyclical Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the consumer cyclical sector of the U.S. equity market. Component companies include advertising, airlines, auto parts, auto manufacturers, broadcasting, casinos, clothing & fabrics, consumer electronics, entertainment, footwear, furnishing & appliances, home construction, lodging, publishing, recreational products & services, restaurants, apparel retailers, broadline retailers, drug-base retailers, specialty retailers, tires, and toys. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in broadcasting, which comprised 23.40% of market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence.

.. The success of companies in the consumer cyclical sector depends heavily on disposable household income and consumer spending.

..  Companies in the consumer cyclical sector are subject to severe competition.

.. Changes in demographics and consumer tastes can affect the success of consumer products.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001         0.34%
2002       -24.54%
--------
1 The Fund's total return for the six months ended June 30, 2003 was 16.23%. The best calendar quarter return during the period shown above was 17.87% in the 4th quarter of 2001; the worst was -22.15% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -24.54%    -12.70%
     Return After Taxes on Distributions/2/                                  -24.55%    -12.79%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -15.07%     -9.97%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -24.12%    -12.28%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,610,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,610,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $18,998 if the Creation Unit is redeemed after one year, $53,138 if the Creation Unit is redeemed after three years, $90,348, if the Creation Unit is redeemed after five years, and $198,679 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Consumer
Non-Cyclical Sector Index Fund

Cusip: 464287812
AMEX Trading Symbol: IYK
Underlying Index: Dow Jones U.S. Consumer Non-Cyclical Sector Index

Investment Objective

The iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Non-Cyclical Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the consumer non-cyclical sector of the U.S. equity market. Component companies include distillers and brewers, producers of soft drinks, consumer service companies, durable and non-durable household product manufacturers, cosmetics companies, food retailers, other food companies, tobacco and agricultural companies. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in food and beverage, and household products, which comprised 41.46% and 21.05%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Governmental regulation affecting the permissibility of using various food additives and production methods could affect the profitability of companies in the consumer non-cyclical sector.

..  Tobacco companies may be adversely affected by new laws and/or by litigation.

.. The success of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

.. The products of internet-related and software companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Software and computer companies are heavily dependent on patents and intellectual property rights. The loss or impairment of such rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001         2.21%
2002        -4.95%
--------
1 The Fund's total return for the six months ended June 30, 2003 was 7.89%. The best calendar quarter return during the period shown above was 8.67% in the 1st quarter of 2002; the worst was -10.41% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      -4.95%     1.27%
     Return After Taxes on Distributions/2/                                   -5.46%     0.78%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -3.02%     0.79%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  -4.37%     2.02%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,163,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,163,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,260 if the Creation Unit is redeemed after one year, $42,557 if the Creation Unit is redeemed after three years, $73,399 if the Creation Unit is redeemed after five years, and $163,191 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund

Cusip: 464287796
AMEX Trading Symbol: IYE
Underlying Index: Dow Jones U.S. Energy Sector Index

Investment Objective

The iShares Dow Jones U.S. Energy Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Energy Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil equipment and services, oil-major, oil-secondary and pipelines. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in oil and gas, which comprised 97.04% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The profitability of companies in the energy sector is related to worldwide energy prices and exploration, and production spending.

.. Companies in the energy sector could be adversely affected by changes in exchange rates.

.. Companies in the energy sector are affected by government regulation, world events and economic conditions.

..  Companies in the energy sector are at risk for environmental damage claims.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001         -11.83%
2002         -15.48%
--------
1 The Fund's total return for the six months ended June 30, 2003 was 9.54%. The best calendar quarter return during the period shown above was 9.24% in the 4th quarter of 2001; the worst was -17.55% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -15.48%    -8.10%
     Return After Taxes on Distributions/2/                                  -15.99%    -8.57%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -9.47%    -6.59%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -13.52%    -7.13%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Dow Jones U.S. Energy Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,200,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,200,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,487 if the Creation Unit is redeemed after one year, $43,268 if the Creation Unit is redeemed after three years, $74,638 if the Creation Unit is redeemed after five years, and $165,966 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Financial Sector Index Fund

Cusip: 464287788
AMEX Trading Symbol: IYF
Underlying Index: Dow Jones U.S. Financial Sector Index

Investment Objective

The iShares Dow Jones U.S. Financial Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the financial sector of the U.S. equity market. Component companies include major banks, regional banks, diversified financial companies, insurance companies, real estate companies, savings and loan associations, and securities brokers. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in banks and financial services, which comprised 35.55% and 44.06%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Companies in the financial sector are subject to extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

.. The profitability of companies in the financial sector is adversely affected by increases in interest rates.

.. The profitability of companies in the financial sector is adversely affected by loans losses, which usually increase in economic downturns.

..  Insurance companies may be subject to severe price competition.

.. Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.


.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

iShares Dow Jones U.S. Financial Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001           - 7.07%
2002           -12.81%
--------
1 The Fund's total return for the six months ended June 30, 2003 was 12.32%. The best calendar quarter return during the period shown above was 8.05% in the 2nd quarter of 2001; the worst was -15.92% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -12.81%     0.17%
     Return After Taxes on Distributions/2/                                  -13.35%    -0.61%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.84%    -0.22%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -12.35%     0.76%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $3,954,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $3,954,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $27,237 if the Creation Unit is redeemed after one year, $78,956 if the Creation Unit is redeemed after three years, $135,327 if the Creation Unit is redeemed after five years, and $299,444 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund

Cusip: 464287762
AMEX Trading Symbol: IYH
Underlying Index: Dow Jones U.S. Healthcare Sector Index

Investment Objective

The iShares Dow Jones U.S. Healthcare Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Healthcare Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in pharmaceuticals and biotechnology, which comprised 69.60% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Many companies in the healthcare sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies.

.. Companies in the healthcare sector are subject to extensive litigation based on product liability and similar claims.

.. Companies in the healthcare sector are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

.. Many new products in the healthcare sector are subject to the approval of the Food and Drug Administration. The process of obtaining such approval is long and costly.

..  Companies in the healthcare sector may be thinly capitalized.

.. Companies in the healthcare sector may be susceptible to product obsolescence.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001    -13.34
2002    -21.20

--------
1 The Fund's total return for the six months ended June 30, 2003 was 12.66%. The best calendar quarter return during the period shown above was 4.30% in the 4th quarter of 2002; the worst was -16.96% in the 1st quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -21.20%    -7.25%
     Return After Taxes on Distributions/2/                                  -21.43%    -7.44%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -13.01%    -5.80%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -20.81%    -6.67%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Dow Jones U.S. Healthcare Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $750 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,631,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $750 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,631,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,632 if the Creation Unit is redeemed after one year, $52,056 if the Creation Unit is redeemed after three years, $89,576 if the Creation Unit is redeemed after five years, and $198,811 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares
iShares Dow Jones U.S. Industrial Sector Index Fund

Cusip: 464287754
AMEX Trading Symbol: IYJ
Underlying Index: Dow Jones U.S. Industrial Sector Index

Investment Objective

The iShares Dow Jones U.S. Industrial Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrial Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include aerospace and defense companies, advanced industrial companies, equipment manufacturers, air freight companies, building materials manufacturers, packaging companies, manufacturers of electrical components and equipment, heavy construction companies, manufacturers of heavy machinery, industrial services companies, industrial companies, marine transportation companies, railroads, shipbuilders, and trucking companies. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in industrial diversified, which comprised 42.80% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The stock prices of companies in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general.

.. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Government regulation, world events and economic conditions affect the performance of companies in the industrial sector.

.. Companies in the industrial sector are at risk for environmental damage and product liability claims.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

iShares Dow Jones U.S. Industrial Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001    -10.43
2002    -24.97

--------
1 The Fund's total return for the six months ended June 30, 2003 was 9.00%. The best calendar quarter return during the period shown above was 18.43% in the 4th quarter of 2001; the worst was -18.73% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -24.97%    -15.20%
     Return After Taxes on Distributions/2/                                  -25.22%    -15.46%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -15.32%    -11.93%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -25.54%    -16.09%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,208,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,208,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $16,533 if the Creation Unit is redeemed after one year, $45,413 if the Creation Unit is redeemed after three years, $76,889 if the Creation Unit is redeemed after five years, and $168,529 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Technology Sector Index Fund

Cusip: 464287721
AMEX Trading Symbol: IYW
Underlying Index: Dow Jones U.S. Technology Sector Index

Investment Objective

The iShares Dow Jones U.S. Technology Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, the Dow Jones U.S. Technology Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in software and semiconductors, which comprised 27.90% and 27.40%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Technology companies face intense competition, both domestically and internationally.

.. Technology companies may have limited product lines, markets, financial resources or personnel.

.. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

.. Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

.. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001    -28.73
2002    -39.02

--------
1 The Fund's total return for the six months ended June 30, 2003 was 19.19%. The best calendar quarter return during the period shown above was 36.98% in the 4th quarter of 2001; the worst was -36.47% in the 3rd quarter of 2001.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -39.02%    -38.50%
     Return After Taxes on Distributions/2/                                  -39.02%    -38.50%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -23.96%    -27.91%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -38.66%    -38.15%

--------
1  Inception date: 5/15/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Dow Jones U.S. Technology Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,174,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,174,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,823 if the Creation Unit is redeemed after one year, $44,254 if the Creation Unit is redeemed after three years, $75,242 if the Creation Unit is redeemed after five years, and $165,460 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares
iShares Dow Jones U.S. Telecommunications Sector Index Fund

Cusip: 464287713
AMEX Trading Symbol: IYZ
Underlying Index: Dow Jones U.S. Telecommunications Sector Index

Investment Objective

The iShares Dow Jones U.S. Telecommunications Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Telecommunications Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include fixed line communications and wireless communications companies. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in fixed line communications, which comprised 80.60% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The domestic telecommunications market is characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities.

.. Companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.

.. Technological innovations may make the products and services of telecommunications companies obsolete.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001    -18.66
2002    -38.13

--------
1 The Fund's total return for the six months ended June 30, 2003 was 9.10%. The best calendar quarter return during the period shown above was 34.65% in the 4th quarter of 2002; the worst was -27.17% in the 2nd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -38.13%    -33.03%
     Return After Taxes on Distributions/2/                                  -38.51%    -33.45%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -23.40%    -24.55%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -34.55%    -27.88%

--------
1  Inception date: 5/22/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $986,500. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $986,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $6,548 if the Creation Unit is redeemed after one year, $19,453 if the Creation Unit is redeemed after three years, $33,519 if the Creation Unit is redeemed after five years, and $74,470 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Utilities Sector Index Fund

Cusip: 464287697
AMEX Trading Symbol: IDU
Underlying Index: Dow Jones U.S. Utilities Sector Index

Investment Objective

The iShares Dow Jones U.S. Utilities Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Sector Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business September 1, 2003, the Index was concentrated in electric, which comprised 90.60% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The rates of regulated utility companies are subject to review and limitation by governmental regulatory commissions.

.. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

.. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have no experience.

.. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001    -26.42
2002    -21.62

--------
1 The Fund's total return for the six months ended June 30, 2003 was 14.94%. The best calendar quarter return during the period shown above was 4.54% in the 1st quarter of 2002; the worst was -20.05% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -21.62%    -10.85%
     Return After Taxes on Distributions/2/                                  -22.77%    -11.95%
     Return After Taxes on Distributions and Sale of Fund Shares/2/          -13.21%     -8.91%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -21.19%    -10.47%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Dow Jones U.S. Utilities Sector Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,591,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,591,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $16,885 if the Creation Unit is redeemed after one year, $50,782 if the Creation Unit is redeemed after three years, $87,728 if the Creation Unit is redeemed after five years, and $195,292 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones U.S. Financial Services
Index Fund

Cusip: 464287770
AMEX Trading Symbol: IYG
Underlying Index: Dow Jones U.S. Financial Services Index

Investment Objective

The iShares Dow Jones U.S. Financial Services Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the financial services sector of the U.S. equity market. It is a subset of the Dow Jones U.S. Financial Sector Index. Component companies include banks, savings and loan associations, specialty financial firms, and other financial services firms. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in banks and diversified financial, which comprised 48.20% and 30.20%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

.. The profitability of companies in the financial services sector is adversely affected by increases in interest rates.

.. The profitability of companies in the financial services sector is adversely affected by loan losses, which usually increase in economic downturns.

.. Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial services sector.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

iShares Dow Jones U.S. Financial Services Index Fund

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001     - 6.39
2002     -12.41

--------
1 The Fund's total return for the six months ended June 30, 2003 was 14.53%. The best calendar quarter return during the period shown above was 9.26% in the 4th quarter of 2001; the worst was -15.85% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                     -12.41%    -1.81%
     Return After Taxes on Distributions/2/                                  -13.01%    -2.44%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           -7.60%    -1.72%
Index (Index returns do not reflect deductions for fees, expenses, or taxes) -11.92%    -1.22%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $4,604,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,604,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $30,226 if the Creation Unit is redeemed after one year, $90,457 if the Creation Unit is redeemed after three years, $156,106 if the Creation Unit is redeemed after five years, and $347,233 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Real Estate
Index Fund

Cusip: 464287739
AMEX Trading Symbol: IYR
Underlying Index: Dow Jones U.S. Real Estate Index

Investment Objective

The iShares Dow Jones U.S. Real Estate Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index (the "Index").

Principal Investment Strategy

The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include hotel and resort companies and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in real estate, which comprised 100% of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate such as:

  . Adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates);

  .  Obsolescence of properties;

  .  Changes in the availability, cost and terms of mortgage funds; and

  .  The impact of environmental laws.

.. A REIT that fails to comply with federal tax requirements affecting REITs would be subject to federal income taxation.

.. The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

.. Transactions between REITs and their affiliates may be subject to conflicts of interest, which may adversely affect shareholders.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]
2001    10.87
2002     3.04

--------
1 The Fund's total return for the six months ended June 30, 2003 was 12.83%. The best calendar quarter return during the period shown above was 10.98% in the 2nd quarter of 2001; the worst was -9.07% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      3.04%     10.82%
     Return After Taxes on Distributions/2/                                   0.64%      8.36%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           1.90%      7.52%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  3.63%     11.33%

--------
1  Inception date: 6/12/2000.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Dow Jones U.S. Real Estate Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $61    $192    $335     $750

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $4,494,000. An investor who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,494,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $28,554 if the Creation Unit is redeemed after one year, $87,353 if the Creation Unit is redeemed after three years, $151,440 if the Creation Unit is redeemed after five years, and $338,020 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.


                                                                       i Shares
iShares Dow Jones Transportation Average Index Fund

Cusip: 464287192
Exchange Trading Symbol: IYT
Underlying Index: Dow Jones Transportation Average Index

Investment Objective

The iShares Dow Jones Transportation Average Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average Index (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Fund will be available for sale to the public on or about October 10, 2003.

Principal Investment Strategy

The Index measures the performance of the transportation sector of the U.S. equity market. Component companies include airlines, industrial transportation companies and general industrial services companies. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 1, 2003, the Index was concentrated in air freight and trucking, which comprised 26.90% and 26.40%, respectively, of its market capitalization (based on the composition of the Index).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. The stock prices of companies in the transportation sector are affected by both supply and demand for their specific product or service for that sector.

.. Government regulation, world events and economic conditions affect the performance of companies in the transportation sector.

.. The success of companies in the transportation sector may depend heavily on consumer spending and disposable household income.

.. Companies in the transportation sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition.

.. Companies in the transportation sector may be adversely affected by depletion of resources, technology developments, labor relations, and government regulations.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund had not commenced operation and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

iShares Dow Jones Transportation Average Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.60%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.60%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                 1 Year 3 Years
                                  $61    $192

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $200 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $2,500,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $200 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $15,729 if the Creation Unit is redeemed after one year, and $48,439 if the Creation Unit is redeemed after three years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

                                                                       i Shares

Description of iShares Cohen & Steers Index Fund

 .  iShares Cohen & Steers Realty Majors Index Fund





"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

iShares Cohen & Steers Index Fund
iShares Cohen & Steers Realty Majors Index Fund

Cusip: 464287564
AMEX Trading Symbol: ICF
Underlying Index: Cohen & Steers Realty Majors Index

Investment Objective

The iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Index").

Principal Investment Strategy

The Index consists of selected Real Estate Investment Trusts ("REITs"). The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Index must meet minimum market capitalization and liquidity requirements. The Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. Within the REIT market, the Index is diversified across property sectors that represent the current market. Because the Index will always be concentrated in real estate, which comprises 100% of its market capitalization (based on the composition of the Index), the Fund will always be concentrated in real estate.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer stocks than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

.. Investment in REITs is subject to many of the same risks associated with the direct ownership of real estate such as:

  . Adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates);

  .  Obsolescence of properties;

  .  Changes in the availability, cost and terms of mortgage funds; and

  .  The impact of environmental laws.

.. A REIT that fails to comply with federal tax requirements affecting REITs would be subject to federal income taxation.

.. The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

.. Transactions between REITs and their affiliates may be subject to conflicts of interest, which may adversely affect shareholders.

.. The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments and sectors.

                                                                       i Shares

Performance Information

The bar chart and table that follow show how the Fund has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions will be reinvested in the Fund. How the Fund has performed in the past (before and after taxes) does not necessarily show how it will perform in the future. Supplemental information about the Fund's performance is shown under the heading "Total Return Information" in the "Supplemental Information" section at the back of this Prospectus.

                Annual Total Returns as of December 31, 2002/1/

                                    [CHART]

                                2002     -2.98%
--------
1 The Fund's total return for the six months ended June 30, 2003 was 13.33%. The best calendar quarter return during the period shown above was 7.88% in the 1st quarter of 2002; the worst was -8.82% in the 3rd quarter of 2002.

                         Average Annual Total Returns
                   (for the periods ended December 31, 2002)

                                                                                      Since Fund
                                                                             One Year Inception/1/
                                                                             -------- -----------
Fund:
     Return Before Taxes                                                      2.98%      7.37%
     Return After Taxes on Distributions/2/                                   0.50%      4.91%
     Return After Taxes on Distributions and Sale of Fund Shares/2/           1.86%      4.72%
Index (Index returns do not reflect deductions for fees, expenses, or taxes)  3.27%      7.68%

--------
1  Inception date: 1/29/2001.

2 After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold iShares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

iShares Cohen & Steers Realty Majors Index Fund

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are listed on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.35%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.35%/#/
----------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

     /#/ Includes voluntary reimbursement from BGFA. If such reimbursement had not been made, the total annual fund operating expenses would have been 0.36%.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                        1 Year 3 Years 5 Years 10 Years
                         $36    $113    $197     $443

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $250 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $4,824,500. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $250 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $4,824,500 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,777 if the Creation Unit is redeemed after one year, $54,780 if the Creation Unit is redeemed after three years, $95,304 if the Creation Unit is redeemed after five years, and $214,296 if the Creation Unit is redeemed after ten years.
--------
* See the "iShares Transaction Fees" section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.



                                                                       i Shares

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team-approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

BGFA receives fees from each Fund based on a percentage of the Fund's average daily net assets, as shown in the following table.

 iShares Index Fund                                             Management Fee
 ------------------                                             --------------
 iShares Dow Jones U.S. Total Market Index Fund                      0.20%
 iShares Dow Jones U.S. Basic Materials Sector Index Fund            0.60%
 iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund          0.60%
 iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund      0.60%
 iShares Dow Jones U.S. Energy Sector Index Fund                     0.60%
 iShares Dow Jones U.S. Financial Sector Index Fund                  0.60%
 iShares Dow Jones U.S. Healthcare Sector Index Fund                 0.60%
 iShares Dow Jones U.S. Industrial Sector Index Fund                 0.60%
 iShares Dow Jones U.S. Technology Sector Index Fund                 0.60%
 iShares Dow Jones U.S. Telecommunications Sector Index Fund         0.60%
 iShares Dow Jones U.S. Utilities Sector Index Fund                  0.60%
 iShares Dow Jones U.S. Financial Services Index Fund                0.60%
 iShares Dow Jones U.S. Real Estate Index Fund                       0.60%
 iShares Dow Jones Transportation Average Index Fund                 0.60%
 iShares Cohen & Steers Realty Majors Index Fund                     0.35%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of July 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $906 billion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

iShares Management

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

Buying and Selling iShares

iShares trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:00 (Eastern time) every day the Listing Exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares Funds trade under the ticker symbols listed in this Prospectus.

Each Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the Funds.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares on a Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of iShares of each Fund will be disseminated every fifteen seconds by the AMEX. This approximate value should not be viewed as a "real-time" update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

                                                                       i Shares

Determination of Net Asset Value

Investors Bank calculates each Fund's NAV in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the AMEX is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

Each Fund pays out dividends to investors at least annually. All the Funds distribute their net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  A Fund makes distributions, and

..  You sell iShares.

Taxes on Distributions

Distributions paid out of the Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's iShares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund's iShares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term gain or loss if iShares have been held for more than one year. Any capital gain or loss realized upon a sale of iShares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of iShares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such iShares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

iShares Shareholder Information

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units, each of which generally consists of 50,000 iShares. Each "creator" enters into an authorized participant agreement with SEI Investment Distribution Co. ("SEI"), the Funds' distributor, and deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, iShares can only be redeemed in a specified number of Creation Units, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

Because new iShares may be created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on an exchange.

                                                                       i Shares
iShares Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. Purchasers and redeemers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees for creations and redemptions in kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under "Maximum Creation/Redemption Transaction Fee." In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of iShares in Creation Units are responsible for the costs of transferring the securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 1, 2003, the approximate value of one Creation Unit per Fund, including the creation transaction fee.

                                                              Approximate      Standard     Maximum
                                                               Value of a      Creation/   Creation/
                                                             Creation Unit    Redemption  Redemption
                                                           as of September 1, Transaction Transaction
Name of Fund                                                      2003            Fee         Fee
------------                                               ------------------ ----------- -----------
iShares Dow Jones U.S. Total Market Index Fund                 $2,390,500       $8,000      $32,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund       $1,963,500       $  500      $ 2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund     $2,610,500       $1,500      $ 6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index
  Fund                                                         $2,163,000       $  500      $ 2,000
iShares Dow Jones U.S. Energy Sector Index Fund                $2,200,000       $  500      $ 2,000
iShares Dow Jones U.S. Financial Sector Index Fund             $3,954,000       $1,500      $ 6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund            $2,631,500       $  750      $ 3,000
iShares Dow Jones U.S. Industrial Sector Index Fund            $2,208,500       $1,500      $ 6,000
iShares Dow Jones U.S. Technology Sector Index Fund            $2,174,000       $1,250      $ 5,000
iShares Dow Jones U.S. Telecommunications Sector Index
  Fund                                                         $  986,500       $  250      $ 1,000
iShares Dow Jones U.S. Utilities Sector Index Fund             $2,591,000       $  500      $ 2,000
iShares Dow Jones U.S. Financial Services Index Fund           $4,604,000       $1,000      $ 4,000
iShares Dow Jones U.S. Real Estate Index Fund                  $4,494,000       $  500      $ 2,000
iShares Dow Jones Transportation Average Index Fund            $2,500,000       $  200      $   800
iShares Cohen & Steers Realty Majors Index Fund                $4,824,500       $  250      $ 1,000

Legal Proceedings

The Trust has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Trust and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Trust was not a party. In the settlement, the plaintiffs' claims and allegations were dismissed with prejudice, and neither the Trust nor any other defendant will pay any compensation to the plaintiffs.

iShares Shareholder Information

Distribution

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Financial Highlights

The financial highlights tables are intended to help investors understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report is included along with the Funds' financial statements in the Annual Report (available upon request). Financial highlights for the iShares Dow Jones Transportation Average Index Fund are not presented as the Fund had not commenced operations as of April 30, 2003.

                                                                       i Shares
iShares Trust
Financial Highlights

(For a share outstanding throughout each period)

                                          iShares Dow Jones                     iShares Dow Jones
                                          U.S. Total Market                U.S. Basic Materials Sector
                                              Index Fund                           Index Fund
                                ---------------------------------      ------------------------------
                                                        Period from                          Period from
                                                         Jun. 12,                             Jun. 12,
                                                          2000/1/                              2000/1/
                                Year ended  Year ended      to         Year ended Year ended     to
                                 Apr. 30,    Apr. 30,    Apr. 30,       Apr. 30,   Apr. 30,   Apr. 30,
                                   2003        2002        2001           2003       2002       2001
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  50.47    $  57.93     $ 67.15       $ 39.99    $ 39.24     $36.04
                                ----------  ----------  -----------    ---------- ---------- -----------
Income from investment
  operations:
   Net investment income             0.63        0.57        0.42          0.70       0.55       0.55
   Net realized and unrealized
     gain (loss)                    (7.66)      (7.46)      (9.27)        (5.62)      0.73       3.25
                                ----------  ----------  -----------    ---------- ---------- -----------
Total from investment
  operations                        (7.03)      (6.89)      (8.85)        (4.92)      1.28       3.80
                                ----------  ----------  -----------    ---------- ---------- -----------
Less distributions from:
   Net investment income            (0.61)      (0.57)      (0.36)        (0.66)     (0.53)     (0.53)
   Net realized gain                    -           -       (0.01)            -          -      (0.07)
                                ----------  ----------  -----------    ---------- ---------- -----------
Total distributions                 (0.61)      (0.57)      (0.37)        (0.66)     (0.53)     (0.60)
                                ----------  ----------  -----------    ---------- ---------- -----------
Net asset value, end of period   $  42.83    $  50.47     $ 57.93       $ 34.41    $ 39.99     $39.24
                                ==========  ==========  ===========    ========== ========== ===========
Total return                       (13.89)%    (11.93)%    (13.20)%/2/   (12.30)%     3.38 %    10.80 %/2/
                                ==========  ==========  ===========    ========== ========== ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                      $175,596    $121,140     $66,625       $99,779    $57,989     $9,811
   Ratio of expenses to
     average net assets/3/           0.20 %      0.20 %      0.20 %        0.60 %     0.60 %     0.60 %
   Ratio of net investment
     income to average net
     assets/3/                       1.57 %      1.15 %      0.98 %        2.10 %     1.42 %     1.77 %
   Portfolio turnover rate/4/           4 %         5 %         5 %           6 %        9 %       16 %
----------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)

                                          iShares Dow Jones                     iShares Dow Jones
                                    U.S. Consumer Cyclical Sector       U.S. Consumer Non-Cyclical Sector
                                             Index Fund                            Index Fund
                                --------------------------------      --------------------------------
                                                       Period from                           Period from
                                                        Jun. 12,                              Jun. 12,
                                                         2000/1/                               2000/1/
                                Year ended Year ended      to         Year ended Year ended      to
                                 Apr. 30,   Apr. 30,    Apr. 30,       Apr. 30,   Apr. 30,    Apr. 30,
                                   2003       2002        2001           2003       2002        2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $  55.05    $  59.88     $ 59.63       $ 47.91    $  40.55     $ 40.83
                                ---------- ----------  -----------    ---------- ----------  -----------
Income from investment
  operations:
   Net investment income            0.05        0.02        0.09          0.69        0.49        0.42
   Net realized and unrealized
     gain (loss)                   (9.50)      (4.80)       0.45         (8.04)       7.41       (0.39)
                                ---------- ----------  -----------    ---------- ----------  -----------
Total from investment
  operations                       (9.45)      (4.78)       0.54         (7.35)       7.90        0.03
                                ---------- ----------  -----------    ---------- ----------  -----------
Less distributions from:
   Net investment income           (0.05)          -       (0.10)        (0.60)      (0.54)      (0.31)
   Net realized gain                   -           -       (0.19)            -           -           -
   Return of capital               (0.01)      (0.05)          -             -           -           -
                                ---------- ----------  -----------    ---------- ----------  -----------
Total distributions                (0.06)      (0.05)      (0.29)        (0.60)      (0.54)      (0.31)
                                ---------- ----------  -----------    ---------- ----------  -----------
Net asset value, end of period  $  45.54    $  55.05     $ 59.88       $ 39.96    $  47.91     $ 40.55
                                ========== ==========  ===========    ========== ==========  ===========
Total return                      (17.17)%     (7.98)%      0.98 %/2/   (15.40)%     19.65 %      0.06 %/2/
                                ========== ==========  ===========    ========== ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                     $129,776    $129,362     $29,940       $87,918    $114,974     $14,192
   Ratio of expenses to
     average net assets/3/          0.60 %      0.60 %      0.60 %        0.60 %      0.60 %      0.60 %
   Ratio of net investment
     income (loss) to average
     net assets/3/                  0.11 %     (0.05)%      0.16 %        1.57 %      1.46 %      1.21 %
   Portfolio turnover rate/4/          8 %         4 %        25 %           7 %         8 %        38 %
-----------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)

                                          iShares Dow Jones                      iShares Dow Jones
                                          U.S. Energy Sector                   U.S. Financial Sector
                                              Index Fund                             Index Fund
                                ---------------------------------      ---------------------------------
                                                        Period from                            Period from
                                                         Jun. 12,                                May 22,
                                                          2000/1/                                2000/1/
                                Year ended  Year ended      to         Year ended  Year ended      to
                                 Apr. 30,    Apr. 30,    Apr. 30,       Apr. 30,    Apr. 30,    Apr. 30,
                                   2003        2002        2001           2003        2002        2001
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  48.74    $  57.01     $ 50.79       $  81.20    $  81.78     $ 71.80
                                ----------  ----------  -----------    ----------  ----------  -----------
Income from investment
  operations:
   Net investment income             0.71        0.63        0.40           1.31        1.11        1.77
   Net realized and unrealized
     gain (loss)                    (9.56)      (8.26)       6.24          (8.94)      (0.61)      10.17
                                ----------  ----------  -----------    ----------  ----------  -----------
Total from investment
  operations                        (8.85)      (7.63)       6.64          (7.63)       0.50       11.94
                                ----------  ----------  -----------    ----------  ----------  -----------
Less distributions from:
   Net investment income            (0.70)      (0.64)      (0.42)         (1.28)      (1.08)      (1.57)
   Net realized gain                    -           -           -              -           -       (0.39)
                                ----------  ----------  -----------    ----------  ----------  -----------
Total distributions                 (0.70)      (0.64)      (0.42)         (1.28)      (1.08)      (1.96)
                                ----------  ----------  -----------    ----------  ----------  -----------
Net asset value, end of period   $  39.19    $  48.74     $ 57.01       $  72.29    $  81.20     $ 81.78
                                ==========  ==========  ===========    ==========  ==========  ===========
Total return                       (18.22)%    (13.34)%     13.13 %/2/     (9.33)%      0.66 %     16.69 %/2/
                                ==========  ==========  ===========    ==========  ==========  ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                      $111,684    $104,797     $54,156       $148,203    $121,796     $57,249
   Ratio of expenses to
     average net assets/3/           0.60 %      0.60 %      0.60 %         0.60 %      0.60 %      0.60 %
   Ratio of net investment
     income to average net
     assets/3/                       1.79 %      1.32 %      0.94 %         1.94 %      1.49 %      1.46 %
   Portfolio turnover rate/4/           9 %        18 %        20 %            7 %         4 %        11 %
-------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)

                                          iShares Dow Jones                     iShares Dow Jones
                                        U.S. Healthcare Sector                U.S. Industrial Sector
                                              Index Fund                            Index Fund
                                ---------------------------------      -------------------------------
                                                         Period from                         Period from
                                                          Jun. 12,                            Jun. 12,
                                                           2000/1/                             2000/1/
                                Year ended  Year ended       to        Year ended Year ended     to
                                 Apr. 30,    Apr. 30,     Apr. 30,      Apr. 30,   Apr. 30,   Apr. 30,
                                   2003        2002         2001          2003       2002       2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  56.92    $  61.87    $  59.53       $ 45.75    $ 53.99     $ 58.11
                                ----------  ----------  -----------    ---------- ---------- -----------
Income from investment
  operations:
   Net investment income             0.39        0.26        0.13          0.38       0.29        0.22
   Net realized and unrealized
     gain (loss)                    (6.13)      (4.94)       2.44         (7.15)     (8.23)      (3.98)
                                ----------  ----------  -----------    ---------- ---------- -----------
Total from investment
  operations                        (5.74)      (4.68)       2.57         (6.77)     (7.94)      (3.76)
                                ----------  ----------  -----------    ---------- ---------- -----------
Less distributions from:
   Net investment income            (0.38)      (0.27)      (0.14)        (0.38)     (0.30)      (0.23)
   Net realized gain                    -           -       (0.09)            -          -       (0.13)
                                ----------  ----------  -----------    ---------- ---------- -----------
Total distributions                 (0.38)      (0.27)      (0.23)        (0.38)     (0.30)      (0.36)
                                ----------  ----------  -----------    ---------- ---------- -----------
Net asset value, end of period   $  50.80    $  56.92    $  61.87       $ 38.60    $ 45.75     $ 53.99
                                ==========  ==========  ===========    ========== ========== ===========
Total return                       (10.06)%     (7.60)%      4.29 %/2/   (14.75)%   (14.72)%     (6.46)%/2/
                                ==========  ==========  ===========    ========== ========== ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                      $378,489    $236,233    $108,269       $81,051    $84,634     $45,891
   Ratio of expenses to
     average net assets/3/           0.60 %      0.60 %      0.60 %        0.60 %     0.60 %      0.60 %
   Ratio of net investment
     income to average net
     assets/3/                       0.80 %      0.45 %      0.29 %        1.03 %     0.56 %      0.44 %
   Portfolio turnover rate/4/           3 %         3 %         5 %          12 %       27 %        23 %
-----------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)

                                          iShares Dow Jones                      iShares Dow Jones
                                        U.S. Technology Sector            U.S. Telecommunications Sector
                                              Index Fund                            Index Fund
                                ---------------------------------      --------------------------------
                                                         Period from                          Period from
                                                           May 15,                              May 22,
                                                           2000/1/                              2000/1/
                                Year ended  Year ended       to        Year ended  Year ended     to
                                 Apr. 30,    Apr. 30,     Apr. 30,      Apr. 30,    Apr. 30,   Apr. 30,
                                   2003        2002         2001          2003        2002       2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  43.41    $  63.42    $ 116.57       $  22.38    $ 38.35     $ 56.81
                                ----------  ----------  -----------    ----------  ---------- -----------
Income from investment
  operations:
   Net investment income
     (loss)                         (0.05)      (0.16)      (0.29)          0.34       0.29        0.35
   Net realized and unrealized
     gain (loss)                    (8.02)     (19.85)     (52.86)         (3.98)    (15.98)     (17.95)
                                ----------  ----------  -----------    ----------  ---------- -----------
Total from investment
  operations                        (8.07)     (20.01)     (53.15)         (3.64)    (15.69)     (17.60)
                                ----------  ----------  -----------    ----------  ---------- -----------
Less distributions from:
   Net investment income                -           -           -          (0.31)     (0.28)      (0.27)
   Net realized gain                    -           -           -              -          -       (0.59)
                                ----------  ----------  -----------    ----------  ---------- -----------
Total distributions                     -           -           -          (0.31)     (0.28)      (0.86)
                                ----------  ----------  -----------    ----------  ---------- -----------
Net asset value, end of period   $  35.34    $  43.41    $  63.42       $  18.43    $ 22.38     $ 38.35
                                ==========  ==========  ===========    ==========  ========== ===========
Total return                       (18.59)%    (31.55)%    (45.60)%/2/    (16.22)%   (41.12)%    (31.06)%/2/
                                ==========  ==========  ===========    ==========  ========== ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                      $231,501    $141,073    $110,990       $126,245    $51,463     $55,603
   Ratio of expenses to
     average net assets/3/           0.60 %      0.60 %      0.60 %         0.60 %     0.60 %      0.60 %
   Ratio of net investment
     income (loss) to average
     net assets/3/                  (0.22)%     (0.41)%     (0.47)%         2.27 %     1.05 %      0.80 %
   Portfolio turnover rate/4/           5 %         8 %        11 %           23 %       43 %        43 %
------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

iShares Financial Highlights
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)

                                          iShares Dow Jones                       iShares Dow Jones
                                        U.S. Utilities Sector                  U.S. Financial Services
                                              Index Fund                              Index Fund
                                ---------------------------------      -----------------------------------
                                                        Period from                              Period from
                                                         Jun. 12,                                 Jun. 12,
                                                          2000/1/                                  2000/1/
                                Year ended  Year ended      to         Year ended   Year ended       to
                                 Apr. 30,    Apr. 30,    Apr. 30,       Apr. 30,     Apr. 30,     Apr. 30,
                                   2003        2002        2001           2003         2002         2001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  65.75    $  85.95     $ 69.81       $  92.45    $ 93.67        $ 85.58
                                ----------  ----------  -----------    ----------  ----------    -----------
Income from investment
  operations:
   Net investment income             2.04        1.89        1.82           1.41       1.22           1.29
   Net realized and unrealized
     gain (loss)                   (16.61)     (20.25)      16.19          (8.90)     (1.26)          8.10
                                ----------  ----------  -----------    ----------  ----------    -----------
Total from investment
  operations                       (14.57)     (18.36)      18.01          (7.49)     (0.04)          9.39
                                ----------  ----------  -----------    ----------  ----------    -----------
Less distributions from:
   Net investment income            (2.07)      (1.84)      (1.73)         (1.42)     (1.18)         (1.17)
   Net realized gain                    -           -       (0.14)             -          -          (0.13)
                                ----------  ----------  -----------    ----------  ----------    -----------
Total distributions                 (2.07)      (1.84)      (1.87)         (1.42)     (1.18)         (1.30)
                                ----------  ----------  -----------    ----------  ----------    -----------
Net asset value, end of period   $  49.11    $  65.75     $ 85.95       $  83.54    $ 92.45        $ 93.67
                                ==========  ==========  ===========    ==========  ==========    ===========
Total return                       (22.16)%    (21.38)%     25.90 %/2/     (8.02)%     0.00 %/5/     11.03 %/2/
                                ==========  ==========  ===========    ==========  ==========    ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                      $329,055    $180,818     $42,976       $116,957    $60,092        $37,467
   Ratio of expenses to
     average net assets/3/           0.60 %      0.60 %      0.60 %         0.60 %     0.60 %         0.60 %
   Ratio of net investment
     income to average net
     assets/3/                       4.15 %      2.89 %      2.59 %         1.90 %     1.46 %         1.33 %
   Portfolio turnover rate/4/          12 %         8 %        11 %            8 %        3 %            5 %
---------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

5  Rounds to less than 0.01%

                                                                       i Shares
iShares Trust
Financial Highlights (continued)

(For a share outstanding throughout each period)

                                          iShares Dow Jones                     iShares Cohen & Steers
                                           U.S. Real Estate                         Realty Majors
                                              Index Fund                              Index Fund
                                ---------------------------------      -----------------------------------
                                                        Period from                              Period from
                                                         Jun. 12,                                 Jan. 29,
                                                          2000/1/                                  2001/1/
                                Year ended  Year ended      to          Year ended    Year ended     to
                                 Apr. 30,    Apr. 30,    Apr. 30,        Apr. 30,      Apr. 30,   Apr. 30,
                                   2003        2002        2001            2003          2002       2001
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  85.52    $  77.21     $ 68.97       $  89.68       $ 80.09     $ 79.86
                                ----------  ----------  -----------    ----------     ---------- -----------
Income from investment
  operations:
   Net investment income             5.04        4.56        3.51           4.59          4.79        1.11
   Net realized and unrealized
     gain (loss)                    (6.01)       8.71        7.51          (4.32)         9.98       (0.39)
                                ----------  ----------  -----------    ----------     ---------- -----------
Total from investment
  operations                        (0.97)      13.27       11.02           0.27         14.77        0.72
                                ----------  ----------  -----------    ----------     ---------- -----------
Less distributions from:
   Net investment income            (3.98)      (4.54)      (2.64)         (3.76)        (4.77)      (0.49)
   Net realized gain                    -           -       (0.14)             -             -           -
   Return of capital                (0.90)      (0.42)          -          (1.20)        (0.41)          -
                                ----------  ----------  -----------    ----------     ---------- -----------
Total distributions                 (4.88)      (4.96)      (2.78)         (4.96)        (5.18)      (0.49)
                                ----------  ----------  -----------    ----------     ---------- -----------
Net asset value, end of period   $  79.67    $  85.52     $ 77.21       $  84.99       $ 89.68     $ 80.09
                                ==========  ==========  ===========    ==========     ========== ===========
Total return                        (0.98)%     17.83 %     16.32 %/2/      0.46 %       19.05 %      0.91 %/2/
                                ==========  ==========  ===========    ==========     ========== ===========
Ratios/Supplemental data:
   Net assets, end of period
     (000s)                      $195,203    $106,905     $54,049       $267,732       $89,684     $40,047
   Ratio of expenses to
     average net assets/3/           0.60 %      0.60 %      0.60 %         0.35 %/5/     0.35 %      0.35 %
   Ratio of net investment
     income to average net
     assets/3/                       6.40 %      5.97 %      6.37 %         6.17 %/5/     5.80 %      6.01 %
   Portfolio turnover rate/4/          21 %        10 %        30 %           13 %          15 %         2 %
---------------------------------------------------------------------------------------------------------------

1  Commencement of operations.

2  Not annualized.

3  Annualized for periods of less than one year.

4 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

5 Includes voluntary reimbursement from the advisor. If such reimbursement had not been made, the ratios of expenses to average net assets and net investment income to average net assets would have been 0.36% and 6.16%, respectively.

iShares Financial Highlights

Index Providers

Dow Jones Indexes are a part of Dow Jones & Company, which publishes The Wall Street Journal and its international and interactive editions, Barron's and SmartMoney magazines and other periodicals, the Dow Jones Newswires, dowjones.com, and the Ottaway group of community newspapers. Dow Jones is co-owner with Reuters group of Factiva, and with NBC of the CNBC television operations in Europe and Asia. Dow Jones also provides news content to CNBC in the U.S. The Dow Jones Indexes include the Dow Jones Industrial, Transportation and Utility Averages, as well as the Dow Jones Global Indexes, the Dow Jones STOXX Indexes, the Dow Jones REIT Indexes, the Dow Jones-AIG Commodity Index, the Dow Jones Islamic Market Indexes, the Dow Jones Internet Indexes, the Dow Jones Global Titans 50 Index, Dow Jones Sector Titans Indexes and the Dow Jones Sustainability Group Indexes. Dow Jones is not affiliated with the iShares Trust, BGI, BGFA, Investors Bank, the Distributor or the AMEX.

Cohen & Steers is the Index Provider for the Cohen & Steers Realty Majors Portfolio Index. Cohen & Steers is not affiliated with the iShares Trust, BGI, BGFA, Investors Bank, the Distributor or the AMEX. Cohen & Steers is a leading manager of real estate securities.

BGI has entered into a license agreement with each of the Index Providers to use the Underlying Indices. BGI is sub-licensing rights in the Underlying Indices to iShares Trust at no charge.

Disclaimers

The iShares Trust is not sponsored, endorsed, sold, or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of iShares or to any member of the public regarding the advisability of owning or trading in iShares. Dow Jones' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks, trade names, and service marks of Dow Jones and of the Dow Jones Indexes, which are determined, composed, and calculated by Dow Jones without regard to the Trust, BGI or BGFA. Dow Jones has no obligation to take the needs of BGFA, BGI or the owners of iShares into consideration in determining, composing, or calculating the Dow Jones Indexes. Dow Jones is not responsible for and has not participated in the determination or the timing of, prices, or quantities of iShares to be listed or in the determination or calculation of the equation by which iShares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration of the Trust or the marketing or trading of iShares. Dow Jones does not guarantee the accuracy and/or the completeness of the Dow Jones Indexes or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein. Dow Jones makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, owners of iShares, or any other person or entity from the use of the Dow Jones Indexes or any data included therein. Dow Jones makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Dow Jones Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special, or consequential damages, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BGI and BGFA.

The iShares Trust is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA,

                                                                       i Shares

BGI or the owners of iShares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which iShares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of iShares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Dow Jones or Cohen & Steers without regard to any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the iShares of any Fund, or any other person or entity from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


iShares Disclaimers
iShares Trust

Supplemental Information

I.  Premium/Discount Information (Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for the period from July 1, 2002 to June 30, 2003. A Premium/Discount chart for the iShares Dow Jones Transportation Average Index Fund is not presented as the Fund had not commenced operations as of June 30, 2003.

Each line in the table shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

                iShares Dow Jones U.S. Total Market Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                         Number  Percentage of
                  Premium/Discount Range of Days  Total Days
                  ---------------------- ------- -------------
                  Greater than 0.5%.....     4        1.06%
                  Between 0.5% and -0.5%   368       97.88%
                  Less than -0.5%.......     4        1.06%
                                           ---      ------
                                           376      100.00%
                                           ===      ======

           iShares Dow Jones U.S. Basic Materials Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.0%.....................     1        0.27%
          Greater than 0.5% and Less than 1.0%..     4        1.06%
          Between 0.5% and -0.5%................   366       97.34%
          Less than -0.5% and Greater than -1.0%     5        1.33%
          Less than -1.0%.......................     -           -
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

                                                                       i Shares
          iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 0.5%.....................     2        0.53%
          Between 0.5% and -0.5%................   370       98.40%
          Less than -0.5% and Greater than -1.0%     3        0.80%
          Less than -1.0%.......................     1        0.27%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

        iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                         Number  Percentage of
                  Premium/Discount Range of Days  Total Days
                  ---------------------- ------- -------------
                  Greater than 0.5%.....     4        1.06%
                  Between 0.5% and -0.5%   369       98.14%
                  Less than -0.5%.......     3        0.80%
                                           ---      ------
                                           376      100.00%
                                           ===      ======

                iShares Dow Jones U.S. Energy Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 0.5%.....................     2        0.53%
          Between 0.5% and -0.5%................   367       97.60%
          Less than -0.5% and Greater than -1.0%     6        1.60%
          Less than -1.0%.......................     1        0.27%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

              iShares Dow Jones U.S. Financial Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                Number  Percentage of
           Premium/Discount Range               of Days  Total Days
           ----------------------               ------- -------------
           Greater than 1.0%...................     1        0.27%
           Greater than 0.5% and Less than 1.0%     3        0.80%
           Between 0.5% and -0.5%..............   369       98.13%
           Less than -0.5%.....................     3        0.80%
                                                  ---      ------
                                                  376      100.00%
                                                  ===      ======

iShares Supplemental Information
              iShares Dow Jones U.S. Healthcare Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.0%.....................     -           -
          Greater than 0.5% and Less than 1.0%..     5        1.33%
          Between 0.5% and -0.5%................   367       97.60%
          Less than -0.5% and Greater than -1.0%     3        0.80%
          Less than -1.0%.......................     1        0.27%
                                                  ----      ------
                                                   376      100.00%
                                                  ====      ======

              iShares Dow Jones U.S. Industrial Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 0.5%.....................     3        0.80%
          Between 0.5% and -0.5%................   366       97.34%
          Less than -0.5% and Greater than -1.0%     6        1.59%
          Less than -1.0%.......................     1        0.27%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

              iShares Dow Jones U.S. Technology Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.5%.....................     1        0.27%
          Greater than 1.0% and Less than 1.5%..     4        1.06%
          Greater than 0.5% and Less than 1.0%..    18        4.79%
          Between 0.5% and -0.5%................   335       89.10%
          Less than -0.5% and Greater than -1.0%    14        3.72%
          Less than -1.0% and Greater than -1.5%     2        0.53%
          Less than -1.5%.......................     2        0.53%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

          iShares Dow Jones U.S. Telecommunications Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.0%.....................     1        0.27%
          Greater than 0.5% and Less than 1.0%..    21        5.59%
          Between 0.5% and -0.5%................   329       87.49%
          Less than -0.5% and Greater than -1.0%    19        5.05%
          Less than -1.0% and Greater than -2.0%     2        0.53%
          Less than -2.0% and Greater than -2.5%     3        0.80%
          Less than -2.5%.......................     1        0.27%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

                                                                       i Shares
              iShares Dow Jones U.S. Utilities Sector Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 1.0%.....................     -           -
          Greater than 0.5% and Less than 1.0%..     9        2.39%
          Between 0.5% and -0.5%................   360       95.75%
          Less than -0.5% and Greater than -1.0%     4        1.06%
          Less than -1.0%.......................     3        0.80%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

             iShares Dow Jones U.S. Financial Services Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 0.5%.....................     3        0.80%
          Between 0.5% and -0.5%................   368       97.87%
          Less than -0.5% and Greater than -1.0%     4        1.06%
          Less than -1.0%.......................     1        0.27%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

                 iShares Dow Jones U.S. Real Estate Index Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                                 Number  Percentage of
          Premium/Discount Range                 of Days  Total Days
          ----------------------                 ------- -------------
          Greater than 0.5%.....................     2        0.53%
          Between 0.5% and -0.5%................   369       98.14%
          Less than -0.5% and Greater than -1.0%     4        1.06%
          Less than -1.0%.......................     1        0.27%
                                                   ---      ------
                                                   376      100.00%
                                                   ===      ======

                   iShares Cohen & Steers Realty Majors Fund
              Period Covered: July 1, 2002 through June 30, 2003

                                         Number  Percentage of
                  Premium/Discount Range of Days  Total Days
                  ---------------------- ------- -------------
                  Greater than 0.5%.....     2        0.53%
                  Between 0.5% and -0.5%   370       98.41%
                  Less than -0.5%.......     4        1.06%
                                           ---      ------
                                           376      100.00%
                                           ===      ======

iShares Supplemental Information

II.  Total Return Information

The tables on the following pages present information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for each Fund is for its fiscal year ended April 30, 2003. Total return information for the iShares Dow Jones Transportation Average Index Fund is not presented as the Fund had not commenced operations as of April 30, 2003.

"Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return in based on the market price per share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                iShares Dow Jones U.S. Total Market Index Fund
                           Performance as of 4/30/03

                                 Average Annual Total Returns               Cumulative Total Returns
                     ----------------------------------------------------- --------------------------
                         Year Ended 4/30/03       Inception to 4/30/03*      Inception to 4/30/03*
                     -------------------------- -------------------------- --------------------------
iShares Index Fund     NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------   -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S. Total
 Market              (13.89)% (14.08)% (13.78)% (13.49)% (13.58)% (13.36)% (34.18)% (34.36)% (33.83)%
-----------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

           iShares Dow Jones U.S. Basic Materials Sector Index Fund
                           Performance as of 4/30/03

                             Average Annual Total Returns             Cumulative Total Returns
                     ------------------------------------------------ ------------------------
                         Year Ended 4/30/03     Inception to 4/30/03* Inception to 4/30/03*
                     -------------------------- --------------------- ------------------------
iShares Index Fund     NAV     Market   Index    NAV   Market  Index   NAV    Market   Index
------------------   -------- -------- -------- -----  ------  -----  -----   ------   -----
Dow Jones U.S. Basic
 Materials Sector    (12.30)% (12.15)% (11.78)% 0.16%   0.14%  0.64%  0.45%    0.40%   1.84%
----------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

                                                                       i Shares
          iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
                           Performance as of 4/30/03

                                   Average Annual Total Returns             Cumulative Total Returns
                        -------------------------------------------------- --------------------------
                            Year Ended 4/30/03      Inception to 4/30/03*    Inception to 4/30/03*
                        -------------------------- ----------------------- --------------------------
iShares Index Fund        NAV     Market   Index     NAV   Market   Index    NAV     Market   Index
------------------      -------- -------- -------- ------- ------- ------- -------- -------- --------
Dow Jones U.S. Consumer
 Cyclical Sector        (17.17)% (17.16)% (16.73)% (8.68)% (8.70)% (8.22)% (23.04)% (23.11)% (21.89)%
-----------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/20/00) for the Market return.

        iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund
                           Performance as of 4/30/03

                               Average Annual Total Returns             Cumulative Total Returns
                       ------------------------------------------------ ------------------------
                           Year Ended 4/30/03     Inception to 4/30/03* Inception to 4/30/03*
-                      -------------------------- --------------------- ------------------------
iShares Index Fund       NAV     Market   Index    NAV   Market  Index   NAV    Market   Index
------------------     -------- -------- -------- -----  ------  -----  -----   ------   -----
Dow Jones U.S.
 Consumer Non-Cyclical
 Sector                (15.40)% (15.38)% (14.87)% 0.45%   0.48%  1.17%  1.29%    1.39%   3.41%
------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

                iShares Dow Jones U.S. Energy Sector Index Fund
                           Performance as of 4/30/03

                                 Average Annual Total Returns             Cumulative Total Returns
                      -------------------------------------------------- --------------------------
                          Year Ended 4/30/03      Inception to 4/30/03*    Inception to 4/30/03*
-                     -------------------------- ----------------------- --------------------------
iShares Index Fund      NAV     Market   Index     NAV   Market   Index    NAV     Market   Index
------------------    -------- -------- -------- ------- ------- ------- -------- -------- --------
Dow Jones U.S. Energy
 Sector               (18.22)% (18.42)% (16.30)% (7.37)% (7.40)% (6.17)% (19.82)% (19.90)% (16.75)%
---------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

              iShares Dow Jones U.S. Financial Sector Index Fund
                           Performance as of 4/30/03

                                Average Annual Total Returns           Cumulative Total Returns
                         --------------------------------------------- ------------------------
                           Year Ended 4/30/03    Inception to 4/30/03* Inception to 4/30/03*
-                        ----------------------- --------------------- ------------------------
iShares Index Fund         NAV   Market   Index   NAV   Market  Index   NAV    Market   Index
------------------       ------- ------- ------- -----  ------  -----  -----   ------   -----
Dow Jones U.S. Financial
 Sector                  (9.33)% (9.12)% (8.79)% 2.17%   2.22%  2.79%  6.52%    6.67%   8.44%
-----------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00) for the NAV and Index returns and from the first day of trading (05/31/00) for the Market return.

iShares Supplemental Information
              iShares Dow Jones U.S. Healthcare Sector Index Fund
                           Performance as of 4/30/03

                             Average Annual Total Returns             Cumulative Total Returns
                   ------------------------------------------------- --------------------------
                      Year Ended 4/30/03      Inception to 4/30/03*    Inception to 4/30/03*
-                  ------------------------- ----------------------- --------------------------
iShares Index Fund   NAV     Market   Index    NAV   Market   Index    NAV     Market   Index
------------------ -------- -------- ------- ------- ------- ------- -------- -------- --------
Dow Jones U.S.
 Healthcare Sector (10.06)% (10.20)% (9.60)% (4.84)% (4.88)% (4.25)% (13.35)% (13.43)% (11.75)%
-----------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/16/00) for the Market return.

              iShares Dow Jones U.S. Industrial Sector Index Fund
                           Performance as of 4/30/03

                                      Average Annual Total Returns               Cumulative Total Returns
                          ----------------------------------------------------- --------------------------
                              Year Ended 4/30/03       Inception to 4/30/03*      Inception to 4/30/03*
                          -------------------------- -------------------------- --------------------------
iShares Index Fund          NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------        -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S. Industrial
 Sector                   (14.75)% (14.86)% (14.34)% (12.51)% (12.55)% (13.10)% (31.99)% (32.08)% (33.25)%
----------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/20/00) for the Market return.

              iShares Dow Jones U.S. Technology Sector Index Fund
                           Performance as of 4/30/03

                               Average Annual Total Returns               Cumulative Total Returns
                   ----------------------------------------------------- --------------------------
                       Year Ended 4/30/03       Inception to 4/30/03*      Inception to 4/30/03*
                   -------------------------- -------------------------- --------------------------
iShares Index Fund   NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------ -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S.
 Technology Sector (18.59)% (18.48)% (18.12)% (33.17)% (33.14)% (32.76)% (69.68)% (69.65)% (69.11)%
---------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/15/00) for the NAV and Index returns and from the first day of trading (05/19/00) for the Market return.

          iShares Dow Jones U.S. Telecommunications Sector Index Fund
                           Performance as of 4/30/03

                                Average Annual Total Returns               Cumulative Total Returns
                    ----------------------------------------------------- --------------------------
                        Year Ended 4/30/03       Inception to 4/30/03*      Inception to 4/30/03*
                    -------------------------- -------------------------- --------------------------
iShares Index Fund    NAV     Market   Index     NAV     Market   Index     NAV     Market   Index
------------------  -------- -------- -------- -------- -------- -------- -------- -------- --------
Dow Jones U.S.
 Telecommunications
 Sector             (16.22)% (15.46)% (14.09)% (30.68)% (30.49)% (26.77)% (65.99)% (65.71)% (59.99)%
----------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (05/22/00) for the NAV and Index returns and from the first day of trading (05/26/00) for the Market return.

                                                                       i Shares
              iShares Dow Jones U.S. Utilities Sector Index Fund
                           Performance as of 4/30/03

                                    Average Annual Total Returns             Cumulative Total Returns
                         -------------------------------------------------- --------------------------
                             Year Ended 4/30/03      Inception to 4/30/03*    Inception to 4/30/03*
                         -------------------------- ----------------------- --------------------------
iShares Index Fund         NAV     Market   Index     NAV   Market   Index    NAV     Market   Index
------------------       -------- -------- -------- ------- ------- ------- -------- -------- --------
Dow Jones U.S. Utilities
 Sector                  (22.16)% (21.95)% (21.74)% (8.64)% (8.62)% (8.22)% (22.95)% (22.91)% (21.89)%
------------------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

             iShares Dow Jones U.S. Financial Services Index Fund
                           Performance as of 4/30/03

                                Average Annual Total Returns           Cumulative Total Returns
                         --------------------------------------------- ------------------------
                           Year Ended 4/30/03    Inception to 4/30/03* Inception to 4/30/03*
                         ----------------------- --------------------- ------------------------
iShares Index Fund         NAV   Market   Index   NAV   Market  Index   NAV    Market   Index
------------------       ------- ------- ------- -----  ------  -----  -----   ------   -----
Dow Jones U.S. Financial
 Services                (8.02)% (7.93)% (7.46)% 0.73%   0.73%  1.35%  2.12%    2.13%   3.95%
-----------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

                 iShares Dow Jones U.S. Real Estate Index Fund
                           Performance as of 4/30/03

                            Average Annual Total Returns          Cumulative Total Returns
                    --------------------------------------------  ------------------------
                      Year Ended 4/30/03    Inception to 4/30/03* Inception to 4/30/03*
                    ----------------------- --------------------  ------------------------
iShares Index Fund    NAV   Market   Index   NAV    Market Index   NAV     Market  Index
------------------  ------- ------- ------- ------  ------ ------ ------   ------  ------
Dow Jones U.S. Real
 Estate             (0.98)% (0.92)% (0.43)% 11.17%  11.11% 11.71% 35.73%   35.51%  37.57%
------------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (06/12/00) for the NAV and Index returns and from the first day of trading (06/19/00) for the Market return.

                iShares Cohen & Steers Realty Majors Index Fund
                           Performance as of 4/30/03

                          Average Annual Total Returns         Cumulative Total Returns
                      ---------------------------------------- ------------------------
                      Year Ended 4/30/03 Inception to 4/30/03* Inception to 4/30/03*
                      ------------------ --------------------- ------------------------
iShares Index Fund     NAV  Market Index  NAV   Market  Index   NAV     Market  Index
------------------    ----- ------ ----- -----  ------  -----  ------   ------  ------
Cohen & Steers Realty
 Majors               0.46%  0.51% 0.77% 8.71%   8.71%  9.04%  20.69%   20.70%  21.50%
---------------------------------------------------------------------------------------

* Since inception total return periods are calculated from inception date (01/29/01) for the NAV and Index returns and from the first day of trading (02/02/01) for the Market return.

iShares Supplemental Information

Copies of the Prospectus can be found on our website at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI"). The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about a Fund's investments is available in the iShares Trust's annual and semiannual reports to shareholders. In the iShares Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you have questions about the Funds or iShares or you wish to obtain the SAI, semiannual or annual report free of charge, please:

       Call: 1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

      Write: iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09729

                                                                       i Shares
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a wholly owned subsidiary of Barclays Bank PLC, none of which is affiliated with SEI.

iShares are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(c)2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

The information provided in the wrapper is not part of the prospectus.





iShares(R) Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                 1 800 iSHARES (1 800 474 2737) www.iSHARES.COM iShares Trust

Statement of Additional Information
Dated August 1, 2003
(as revised October 6, 2003)

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectus (the "Prospectus") for the following Funds of iShares Trust (the "Trust") as such prospectus may be revised from time to time:

iShares S&P 100 Index Fund
iShares S&P 500 Index Fund
iShares S&P 500/BARRA Growth Index Fund
iShares S&P 500/BARRA Value Index Fund
iShares S&P MidCap 400 Index Fund
iShares S&P MidCap 400/BARRA Growth Index Fund iShares S&P MidCap 400/BARRA Value Index Fund iShares S&P SmallCap 600 Index Fund iShares S&P SmallCap 600/BARRA Growth Index Fund iShares S&P SmallCap 600/BARRA Value Index Fund iShares S&P Global 100 Index Fund iShares S&P Global Energy Sector Index Fund iShares S&P Global Financials Sector Index Fund iShares S&P Global Healthcare Sector Index Fund iShares S&P Global Technology Sector Index Fund iShares S&P Global Telecommunications Sector Index Fund iShares S&P Europe 350 Index Fund iShares S&P Latin America 40 Index Fund iShares S&P/TOPIX 150 Index Fund iShares Dow Jones U.S. Total Market Index Fund iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Technology Sector Index Fund iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Utilities Sector Index Fund iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Real Estate Index Fund iShares Dow Jones Transportation Average Index Fund iShares Russell 3000 Index Fund iShares Russell 3000 Growth Index Fund iShares Russell 3000 Value Index Fund iShares Russell 2000 Index Fund iShares Russell 2000 Growth Index Fund iShares Russell 2000 Value Index Fund iShares Russell 1000 Index Fund iShares Russell 1000 Growth Index Fund iShares Russell 1000 Value Index Fund iShares Russell Midcap Index Fund iShares Russell Midcap Growth Index Fund iShares Russell Midcap Value Index Fund iShares Cohen & Steers Realty Majors Index Fund iShares Nasdaq Biotechnology Index Fund iShares Goldman Sachs Natural Resources Index Fund iShares Goldman Sachs Technology Index Fund iShares Goldman Sachs Networking Index Fund iShares Goldman Sachs Semiconductor Index Fund iShares Goldman Sachs Software Index Fund iShares MSCI EAFE Index

The current Prospectus for the various iShares Funds are dated as follows: the Goldman Sachs series and MSCI EAFE Index Fund dated December 1, 2002 (as revised March 1, 2003), the S&P series and Russell series dated August 1, 2003, (as revised September 5, 2003) the Dow Jones Series and Cohen & Steers series dated August 1, 2003 (as revised October 6, 2003) and the Nasdaq Biotechnology Index Fund dated August 1, 2003 (as revised September 5, 2003). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Annual Reports of the Trust and the above listed Funds are incorporated by reference into and deemed to be part of this Statement of Additional Information. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor", at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com.

Table of Contents

                                                                                                             Page
                                                                                                             ----
General Description of the Trust and its Funds ...........................................................     1
Exchange Listing and Trading .............................................................................     2
Investment Strategies and Risks ..........................................................................     4
     Lack of Diversification of Certain Funds ............................................................     5
     Loans of Portfolio Securities .......................................................................     6
     Repurchase Agreements ...............................................................................     7
     Reverse Repurchase Agreements .......................................................................     7
     Currency Transactions ...............................................................................     7
     Money Market Instruments ............................................................................     7
     Foreign Securities ..................................................................................     8
     Investment Companies, REITs .........................................................................     8
     Illiquid Securities .................................................................................     8
     Short-Term Instruments and Temporary Investments ....................................................     8
     Futures and Options .................................................................................     8
          Options on Futures Contracts ...................................................................     8
          Restrictions on the Use of Futures Contracts and Options on Futures Contracts ..................     9
     Swap Agreements .....................................................................................     9
          Future Developments ............................................................................     9
     General Considerations and Risks ....................................................................     9
     Risks of Futures and Options Transactions ...........................................................    10
     Risks of Swap Agreements ............................................................................    10
Proxy Voting Policy ......................................................................................    11
Construction and Maintenance Standards for the Underlying Investments.....................................    11
     Index Dissemination .................................................................................    11
The S&P Indices Generally ................................................................................    11
     S&P 100 Index .......................................................................................    12
     S&P 500 Index .......................................................................................    12
     S&P 500/BARRA Growth Index ..........................................................................    13
     S&P 500/BARRA Value Index ...........................................................................    13
     S&P MidCap 400 Index ................................................................................    13
     S&P MidCap 400/BARRA Growth Index ...................................................................    13
     S&P MidCap 400/BARRA Value Index ....................................................................    14
     S&P SmallCap 600 Index ..............................................................................    14
     S&P SmallCap 600/BARRA Growth Index .................................................................    14
     S&P SmallCap 600/BARRA Value Index ..................................................................    14
     S&P Global 100 Index ................................................................................    15
     S&P Global Energy Sector Index ......................................................................    15
     S&P Global Financials Sector Index ..................................................................    15
     S&P Global Healthcare Sector Index ..................................................................    16
     S&P Global Information Technology Sector Index ......................................................    16
     S&P Global Telecommunications Sector Index ..........................................................    16
     S&P Europe 350 Index ................................................................................    16
     S&P Latin America 40 Index ..........................................................................    16
     S&P/TOPIX 150 Index .................................................................................    17
The Dow Jones Indexes Generally ..........................................................................    17
     Dow Jones U.S. Total Market Index ...................................................................    17
     Dow Jones U.S. Basic Materials Sector Index .........................................................    18
     Dow Jones U.S. Consumer Cyclical Sector Index .......................................................    18
     Dow Jones U.S. Consumer Non-Cyclical Sector Index ...................................................    18
     Dow Jones U.S. Energy Sector Index ..................................................................    18
     Dow Jones U.S. Financial Sector Index ...............................................................    19

--------------------------------------------------------------------------------
                                                                          page i

     Dow Jones U.S. Healthcare Sector Index ............................................................  19
     Dow Jones U.S. Industrial Sector Index ............................................................  19
     Dow Jones U.S. Technology Sector Index ............................................................  19
     Dow Jones U.S. Telecommunications Sector Index ....................................................  20
     Dow Jones U.S. Utilities Sector Index .............................................................  20
     Dow Jones U.S. Financial Services Index ...........................................................  20
     Dow Jones U.S. Real Estate Index ..................................................................  20
     Dow Jones Transportation Average Index ............................................................  20
 The Russell Indices Generally .........................................................................  21
     Russell 3000 Index ................................................................................  21
     Russell 3000 Growth Index .........................................................................  21
     Russell 3000 Value Index ..........................................................................  22
     Russell 2000 Index ................................................................................  22
     Russell 2000 Growth Index .........................................................................  22
     Russell 2000 Value Index ..........................................................................  22
     Russell 1000 Index ................................................................................  23
     Russell 1000 Growth Index .........................................................................  23
     Russell 1000 Value Index ..........................................................................  23
     Russell Midcap Index ..............................................................................  23
     Russell Midcap Growth Index .......................................................................  24
     Russell Midcap Value Index ........................................................................  24
 The Cohen & Steers Realty Majors Index Generally ......................................................  24
     Cohen & Steers Realty Majors Index ................................................................  25
 The Nasdaq Biotechnology Index Generally ..............................................................  25
     Nasdaq Biotechnology Index ........................................................................  26
 The Goldman Sachs Indices Generally ...................................................................  26
     The Goldman Sachs Natural Resources Index .........................................................  27
     The Goldman Sachs Technology Index ................................................................  27
     The Goldman Sachs Technology Industry Sector Indices Generally ....................................  27
     The Goldman Sachs Technology Industry Multimedia Networking Index .................................  28
     The Goldman Sachs Technology Industry Semiconductor Index .........................................  28
     The Goldman Sachs Technology Industry Software Index ..............................................  28
 The MSCI Indices Generally ............................................................................  29
     MSCI EAFE Index ...................................................................................  31
 Investment Limitations ................................................................................  31
     Continuous Offering ...............................................................................  32
 Management ............................................................................................  33
     Trustees and Officers .............................................................................  33
     Committees of the Trust ...........................................................................  36
     Approval of Investment Advisory Contract ..........................................................  37
     Remuneration of Trustees  .........................................................................  37
     Control Persons and Principal Holders of Securities ...............................................  37
     Investment Advisor ................................................................................  42
     Administrator, Custodian and Transfer Agent .......................................................  44
     Distributor .......................................................................................  45
     Index Providers ...................................................................................  46
 Brokerage Transactions ................................................................................  47
 Additional Information Concerning the Trust ...........................................................  50
   Shares ..............................................................................................  50
   Termination of the Trust or Fund ....................................................................  50
   Book-Entry Only System ..............................................................................  51
   DTC Acts as Securities Depository for the iShares ...................................................  51
Creation and Redemption of Creation Unit Aggregations ..................................................  51
   Creation ............................................................................................  51
   Fund Deposit ........................................................................................  52
   Procedures for Creation of Creation Unit Aggregations ...............................................  52


--------------------------------------------------------------------------------
page ii                                                                 i|Shares

   Placement of Creation Orders for Domestic Funds Using Clearing Process ...........................   53
   Placement of Creation Orders for Domestic Funds Outside Clearing Process .........................   53
   Placement of Creation Orders for Foreign Funds ...................................................   54
   Acceptance of Orders for Creation Unit Aggregations ..............................................   55
   Creation Transaction Fee .........................................................................   55
   Redemption of iShares in Creation Unit Aggregations ..............................................   56
   Redemption Transaction Fee .......................................................................   57
   Placement of Redemption Orders for Domestic Funds Using Clearing Process .........................   58
   Placement of Redemption Orders for Domestic Funds Outside Clearing Process .......................   58
   Placement of Redemption Orders for Foreign Funds .................................................   58
Foreign Market Hours ................................................................................   60
   Regular Holidays .................................................................................   62
    Settlement Periods Greater Than Seven Days for 2002 .............................................   65
Taxes ...............................................................................................   65
   RIC Qualifications ...............................................................................   65
   Taxation of RICs .................................................................................   66
   Excise Tax .......................................................................................   66
   Back-Up Withholding ..............................................................................   66
   Section 351 ......................................................................................   66
   Qualified Dividend Income ........................................................................   66
   Corporate Dividends Received Deduction ...........................................................   66
   Net Capital Loss Carryforwards (Unaudited) .......................................................   66
   Funds Holding Foreign Investments ................................................................   68
   Federal Tax Treatment of Complex Securities ......................................................   68
Determination of NAV ................................................................................   68
Dividends and Distributions .........................................................................   69
   General Policies .................................................................................   69
   Dividend Reinvestment Service ....................................................................   69
Performance and Other Information ...................................................................   69
Total Return Quotation (Before Taxes) ...............................................................   69
Total Return Quotation (After Taxes on Distribution) ................................................   69
Total Return Quotation (After Taxes on Distribution and Sale) .......................................   69
Cumulative Total Return Quotation ...................................................................   69
Financial Statements ................................................................................   72
Miscellaneous Information ...........................................................................   72
        Counsel .....................................................................................   72
        Independent Auditors ........................................................................   72

--------------------------------------------------------------------------------
i|Shares                                                                page iii

General Description of the Trust and its Funds

The iShares Trust (the "Trust") currently consists of over 50 investment portfolios. The Trust was organized as a Delaware business trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This Statement of Additional Information relates to the following funds (each a "Fund" and collectively the "Funds"):

[X] iShares S&P 100 Index Fund
[X] iShares S&P 500 Index Fund
[X] iShares S&P 500/BARRA Growth Index Fund
[X] iShares S&P 500/BARRA Value Index Fund
[X] iShares S&P MidCap 400 Index Fund
[X] iShares S&P MidCap400/BARRA Growth Index Fund
[X] iShares S&P MidCap400/BARRA Value Index Fund
[X] iShares S&P SmallCap 600 Index Fund
[X] iShares S&P SmallCap 600/BARRA Growth Index Fund
[X] iShares S&P SmallCap 600/BARRA Value Index Fund
[X] iShares S&P Global 100 Index Fund
[X] iShares S&P Global Energy Sector Index Fund
[X] iShares S&P Global Financials Sector Index Fund
[X] iShares S&P Global Healthcare Sector Index Fund
[X] iShares S&P Global Technology Sector Index Fund
[X] iShares S&P Global Telecommunications Sector Index Fund
[X] iShares S&P Europe 350 Index Fund
[X] iShares S&P Latin America 40 Index Fund
[X] iShares S&P/TOPIX 150 Index Fund

[X] iShares Dow Jones U.S. Total Market Index Fund
[X] iShares Dow Jones U.S. Basic Materials Sector Index Fund
[X] iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund
[X] iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund
[X] iShares Dow Jones U.S. Energy Sector Index Fund
[X] iShares Dow Jones U.S. Financial Sector Index Fund
[X] iShares Dow Jones U.S. Healthcare Sector Index Fund
[X] iShares Dow Jones U.S. Industrial Sector Index Fund
[X] iShares Dow Jones U.S. Technology Sector Index Fund
[X] iShares Dow Jones U.S. Telecommunications Sector Index Fund
[X] iShares Dow Jones U.S. Utilities Sector Index Fund
[X] iShares Dow Jones U.S. Financial Services Index Fund
[X] iShares Dow Jones U.S. Real Estate Index Fund
[X] iShares Dow Jones Transportation Average Index Fund

[X] iShares Russell 3000 Index Fund
[X] iShares Russell 3000 Growth Index Fund
[X] iShares Russell 3000 Value Index Fund
[X] iShares Russell 2000 Index Fund
[X] iShares Russell 2000 Growth Index Fund
[X] iShares Russell 2000 Value Index Fund
[X] iShares Russell 1000 Index Fund
[X] iShares Russell 1000 Growth Index Fund
[X] iShares Russell 1000 Value Index Fund

________________________________________________________________________________
iShares General Description of the Trust and its Funds                    page 1

[X] iShares Russell Midcap Index Fund
[X] iShares Russell Midcap Growth Index Fund
[X] iShares Russell Midcap Value Index Fund

[X] iShares Cohen & Steers Realty Majors Index Fund

[X] iShares Nasdaq Biotechnology Index Fund

[X] iShares Goldman Sachs Technology Index Fund
[X] iShares Goldman Sachs Networking Index Fund
[X] iShares Goldman Sachs Semiconductor Index Fund
[X] iShares Goldman Sachs Software Index Fund
[X] iShares Goldman Sachs Natural Resources Index Fund

[X] iShares MSCI EAFE Index Fund

The shares of each Fund are referred to herein as "iShares."

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index") representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors ("BGFA").

Each Fund offers and issues iShares at their net asset value per share ("NAV") only in aggregations of a specified number of iShares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The iShares described in the applicable Prospectus and this SAI are listed and traded on a national securities exchange (each, a "Listing Exchange"). The American Stock Exchange ("AMEX"), the Chicago Board Options Exchange ("CBOE") and the New York Stock Exchange, Inc. (the "NYSE") are each referred to herein as a Listing Exchange. iShares also may be listed on certain non-U.S. exchanges, such as the Stock Exchange of Hong Kong ("SEHK"), the Singapore Exchange ("SGX"), and the Swiss Stock Exchange ("SWX"). iShares currently trade on a Listing Exchange and elsewhere at market prices that may be at, above or below NAV. iShares are redeemable only in Creation Unit aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of iShares, generally 50,000.

The Trust reserves the right to offer a "cash" option for creations and redemptions of iShares although it has no current intention of doing so. iShares may be issued in advance of receipt of Deposit Securities (as defined herein) subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 125%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the applicable Prospectus in the Shareholder Information section. The discussion below supplements, and should be read in conjunction with, such sections of the applicable Prospectus.

________________________________________________________________________________
page 2                                                                  i|Shares

There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of iShares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the iShares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the iShares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the iShares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly-traded securities, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

________________________________________________________________________________
iShares Exchange Listing and Trading                                      page 3

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Some Funds will engage in Replication, which means they hold substantially all of the securities of the Underlying Index in approximately the same proportions as reflected in the Underlying Index. Other Funds will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Funds that Use Replication                                     Funds that Use Representative Sampling (continued)
--------------------------                                     --------------------------------------
iShares S&P 500 Index Fund                                     iShares Dow Jones U.S. Basic Materials Sector Index
iShares S&P 500/BARRA Growth Index Fund                           Fund
iShares S&P 500/BARRA Value Index Fund                         iShares Dow Jones U.S. Consumer Cyclical Sector Index
iShares S&P MidCap 400/BARRA Growth Index                         Fund
   Fund                                                        iShares Dow Jones U.S. Consumer Non-Cyclical
iShares S&P MidCap 400/BARRA Value Index                          Sector Index Fund
   Fund                                                        iShares Dow Jones U.S. Energy Sector Index Fund
iShares S&P SmallCap 600/BARRA Growth Index                    iShares Dow Jones U.S. Financial Sector Index Fund
   Fund                                                        iShares Dow Jones U.S. Healthcare Sector Index
iShares S&P 100 Index Fund                                        Fund
iShares Dow Jones U.S. Total Market Index Fund                 iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Russell 3000 Index Fund                                iShares Dow Jones U.S. Technology Sector Index
iShares Russell 3000 Growth Index Fund                            Fund
iShares Russell 2000 Growth Index Fund                         iShares Dow Jones U.S. Telecommunications Sector Index
iShares Russell 1000 Index Fund                                   Fund
iShares Russell 1000 Growth Index Fund                         iShares Dow Jones U.S. Utilities Sector Index Fund
iShares Russell 1000 Value Index Fund                          iShares Dow Jones U.S. Financial Services Index
                                                                  Fund
Funds that Use Representative Sampling                         iShares Dow Jones U.S. Real Estate Index Fund
--------------------------------------                         iShares Dow Jones Transportation Average Index Fund
iShares S&P SmallCap 600 Index Fund                            iShares Russell 3000 Value Index Fund
iShares S&P SmallCap 600/BARRA Value Index                     iShares Russell 2000 Index Fund
   Fund                                                        iShares Russell 2000 Value Index Fund
iShares S&P MidCap 400 Index Fund                              iShares Russell Midcap Index Fund
iShares S&P Global 100 Index Fund                              iShares Russell Midcap Growth Index Fund
iShares S&P Global Energy Sector Index Fund                    iShares Russell Midcap Value Index Fund
iShares S&P Global Financials Sector Index Fund                iShares Cohen & Steers Realty Majors Index Fund
iShares S&P Global Healthcare Sector Index Fund                iShares Nasdaq Biotechnology Index Fund
iShares S&P Global Technology Sector Index Fund                iShares Goldman Sachs Technology Index Fund
iShares S&P Global Telecommunications Sector Index Fund        iShares Goldman Sachs Networking Index Fund
iShares S&P Europe 350 Index Fund                              iShares Goldman Sachs Semiconductor Index Fund
iShares S&P Latin America 40 Index Fund                        iShares Goldman Sachs Software Index Fund
iShares S&P/TOPIX 150 Index Fund                               iShares Goldman Sachs Natural Resources Index Fund
                                                               iShares MSCI EAFE Index Fund

________________________________________________________________________________
page 4                                                                  i|Shares

At least 90% of each Fund's assets will be invested in securities in its Underlying Index. A Fund may also invest up to 10% of its assets in futures, options and swap contracts (in each case related to the Underlying Index and its component securities), cash and cash equivalents, as well as in securities not included in its Underlying Index if BGFA determines this to be appropriate in light of the Fund's investment objective and relevant investment constraints. The following examples illustrate the circumstances in which a Fund would hold securities not included in its Underlying Index. First, in order to reflect various corporate actions (such as mergers) and other changes in the Fund's Underlying Index (reconstitutions), a Fund may hold securities that are announced as additions to the Underlying Index prior to their actual date of inclusion in such Index. Second, a Fund may hold securities that have been recently deleted from its Underlying Index due to various corporate actions and reconstitutions. Third, a Fund may invest in securities outside the Underlying Index when necessary to meet the diversification requirements of a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In such cases, the securities outside the Underlying Index will be securities in the relevant market, market segment, market sector or group of industries tracked by such Index.

Representative Sampling is used for those Funds where BGFA believes that Replication is not the most effective means to track the Underlying Index. The number of securities, liquidity of underlying securities, restrictions on the ownership of securities, high transaction expenses and other trading costs, and tax and other regulatory restrictions are among the factors that BGFA considers. Although Representative Sampling has been an effective means of approximating index performance in the past, it will not usually enable a Fund to track the Underlying Index's performance with the accuracy achieved by Replication. Each Fund will be reviewed regularly and adjusted, when necessary, to correlate with the relevant Underlying Index.

Lack of Diversification of Certain Funds. The following table sets forth the diversification status of each Fund.

  Diversified Funds                             Non-Diversified Funds
  -----------------                             ---------------------
iShares S&P 500 Index Fund                      iShares S&P 500/BARRA Growth Index Fund
iShares S&P 500/BARRA Value Index Fund          iShares S&P 100 Index Fund
iShares S&P MidCap 400 Index Fund               iShares S&P Global 100 Index Fund
iShares S&P MidCap 400/BARRA Growth Index       iShares S&P Global Energy Sector Index Fund
  Fund                                          iShares S&P Global Financials Sector Index Fund
iShares S&P MidCap 400/BARRA Value Index        iShares S&P Global Healthcare Sector Index Fund
  Fund                                          iShares S&P Global Technology Sector Index Fund
iShares S&P SmallCap 600 Index Fund             iShares S&P Global Telecommunications Sector
iShares S&P SmallCap 600/BARRA Growth Index       Index Fund
  Fund                                          iShares S&P Latin America 40 Index Fund
iShares S&P SmallCap 600/BARRA Value Index      iShares S&P/TOPIX 150 Index Fund
  Fund                                          iShares Dow Jones U.S. Basic Materials Sector Index
iShares S&P Europe 350 Index Fund                 Fund
iShares Dow Jones U.S. Total Market Index       iShares Dow Jones U.S. Consumer Cyclical Sector
  Fund                                            Index Fund
iShares Russell 3000 Index Fund                 iShares Dow Jones U.S. Consumer Non-Cyclical
iShares Russell 3000 Growth Index Fund            Sector Index Fund
iShares Russell 3000 Value Index                iShares Dow Jones U.S. Energy Sector Index Fund
iShares Russell 2000 Index Fund                 iShares Dow Jones U.S. Financial Sector Index Fund
iShares Russell 2000 Growth Index Fund          iShares Dow Jones U.S. Healthcare Sector Index
iShares Russell 2000 Value Index Fund             Fund
iShares Russell 1000 Index Fund                 iShares Dow Jones U.S. Industrial Sector Index
iShares Russell 1000 Value Index Fund             Fund
iShares Russell Midcap Index Fund               iShares Dow Jones U.S. Technology Sector Index
iShares Russell Midcap Growth Index Fund          Fund
iShares Russell Midcap Value Index Fund         iShares Dow Jones U.S. Telecommunications Sector
                                                  Index Fund
                                                iShares Dow Jones U.S. Utilities Sector Index Fund

                                                iShares Dow Jones U.S. Financial Services Index
                                                   Fund
                                                iShares Dow Jones U.S. Real Estate Index Fund
                                                iShares Dow Jones Transportation Average Index Fund
                                                iShares Russell 1000 Growth Index Fund

________________________________________________________________________________
iShares Investment Strategies and Risks                                   page 5

Diversified Funds                            Non-Diversified Funds (cont.)
-----------------                            ---------------------
                                             iShares Cohen & Steers Realty Majors Index Fund
                                             iShares Nasdaq Biotechnology Index Fund
                                             iShares Goldman Sachs Technology Index Fund
                                             iShares Goldman Sachs Networking Index Fund
                                             iShares Goldman Sachs Semiconductor Index Fund
                                             iShares Goldman Sachs Software Index Fund
                                             iShares Goldman Sachs Natural Resources Index
                                               Fund
                                             iShares MSCI EAFE Index Fund

With respect to 75% of a Fund's total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the Fund's total assets may be invested in any manner.

A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

In addition both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the underlying Index of such a Fund and consequently the Fund's investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. The Trust and Barclays Global Investors, N.A. ("BGI") have been granted an exemptive order (the "Order") that permits BGI to serve as the Trust's securities lending agent. The Board of Trustees of the Trust (the "Board" or the "Trustees") has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board. These borrowers man include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis); (ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. Securities lending procedures approved by the Board will meet or exceed the requirements stated above and promulgated under the 1940 Act. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks."

________________________________________________________________________________
page 6                                                                  i|Shares

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the

________________________________________________________________________________
iShares Investment Strategies Risks                                       page 7

U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations represented in the Underlying Investments. Each Fund's investment in common stock of foreign corporations represented in the Underlying Investments may also be in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Companies, REITs. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC");
(iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position

________________________________________________________________________________
page 8                                                                  i|Shares
by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In view of the above considerations, each Fund will comply with the following restriction when purchasing or selling futures. Aggregate initial margin and premiums that are required to establish positions other than those considered to be "bona fide hedging" by the Commodity Futures Trading Commission (the "CFTC") will not exceed 5% of each Fund's total market value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In addition, each Fund will not purchase options to the extent that more than 5% of the value of such Fund's total assets would be invested in premiums on open put option positions.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin", is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks. A discussion of the risks associated with an investment in a Fund is contained in the applicable Prospectus. The discussion below supplements, and should be read in conjunction with, the relevant sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors,

________________________________________________________________________________
iShares Investment Strategies Risks                                       page 9
including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Investments are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's iShares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

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
Proxy Voting Policy

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgement, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

   . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors; and

   . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

   . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or
(ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

Construction and Maintenance Standards
for the Underlying Investments

Brief descriptions of the Underlying Investments on which the Funds are based and the equity markets in which the Funds are invested are provided below.

The S&P Indices Generally

Component Selection Criteria for Domestic Investments. The Standard & Poor's Index Committee is responsible for the overall management of the S&P Indices. Companies (i.e., the "components") selected for the investments represent a broad range of industry segments within the U.S. economy. The starting universe, all U.S. publicly traded companies, is screened to eliminate ADRs, mutual funds, limited partnerships and royalty trusts. The following criteria are then analyzed to determine a company's eligibility for inclusion in the investments. Ownership of a company's outstanding common shares is analyzed in order to screen out closely held companies. The trading volume of a company's stock is analyzed to ensure ample liquidity and efficient share pricing. Both the financial and operating condition of a company also are analyzed.

Component Selection Criteria for International Indices. All securities comprising 95% of the eligible investable universe in fourteen European markets and the United Kingdom for the S&P Euro 350; 70% of the market value of the Japanese equity market for the S&P Tokyo Stock Price Index ("TOPIX") 150; 30% of the estimated total market capitalization for the region's largest countries for the S&P Latin America 40, were considered for inclusion. Where there were multiple classes of a particular equity, all classes were deemed eligible if they met the criteria for size, liquidity and sector representation. The securities in the universe are ranked according to Global Industry Classification Standards ("GICS"). Generally, S&P observes a prospective constituent's liquidity over a period of at least 6 months before consideration for inclusion. However, it is recognized that there may be extraordinary situations when companies should be added immediately (e.g. certain privatizations). When a particular company dominates its home market, it may be excluded from the index if analysis of the sectors reveals that its securities are not as liquid as those of similar companies in other countries.

Issue Changes. General oversight responsibility for the S&P Indices, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of Standard & Poor's staff specialized in the various regional equity markets. In two cases, regional committees include non-Standard & Poor's staff as minority members. In Japan, the S&P/TOPIX 150 is maintained with the assistance of the Tokyo Stock Exchange. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it is no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement companies are selected based on the above component section criteria.

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                                                                         page 11

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor (IWF) changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action. (i.e., privatization, merger, takeover, or share offering).

Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiry of futures contracts). Implementation of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September and December. Generally, index changes, due to rebalancing, are announced two days before the effective date by way of a news release posted on www.spglobal.com.

Index Availability. The S&P Investments are calculated continuously and are available from major data vendors.

S&P 100 Index

Number of Components: 100
Index Description. The S&P 100 Index measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the S&P 500 Index. The Index is a capitalization-weighted index representing stocks from a broad range of industries, chosen for market size, liquidity and industry group representation. The S&P 100 Index is a widely tracked index for blue-chip stocks. The S&P 100 serves as the basis for the S&P 100 options contract which trades on the CBOE. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares outstanding. These are summed for all 100 stocks and divided by a predetermined base value. The base value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The S&P 100 Index represents approximately 44% of the market capitalization of listed U.S. equities.

S&P 500 Index

Number of Components: 500
Index Description. The Standard & Poor's 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 500/BARRA Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all 500 stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The S&P 500 Index represents approximately 79% of the market capitalization of listed U.S. equities.

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page 12                                                                 i|Shares

S&P 500/BARRA Growth Index

Number of Components: approximately 159
Index Description. The S&P 500/BARRA Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500 Index and consists of those companies with the highest price-to-book ratios within the S&P 500 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P 500/BARRA Growth Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P 500/BARRA Value Index

Number of Components: approximately 341
Index Description. The S&P 500/BARRA Value Index measures the large-capitalization value sector of the U.S. equity market. It is a subset of the S&P 500 Index and consists of those companies with the lowest price-to-book ratios within the S&P 500 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P 500/BARRA Value Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P MidCap 400 Index

Number of Components: 400
Index Description. The S&P 400 MidCap Index measures the performance of the mid-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 400/BARRA Growth and Value Index series. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equity market. The S&P MidCap 400 Index represents approximately 7% of the market capitalization of listed U.S. equities.

S&P MidCap 400/BARRA Growth Index

Number of Components: approximately 164
Index Description. The S&P MidCap 400/BARRA Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 400 Index and consists of those companies with the highest price-to-book ratios within the S&P 400 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P MidCap 400/BARRA Growth Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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                                                                         page 13

S&P MidCap 400/BARRA Value Index

Number of Components: approximately 236

Index Description. The S&P MidCap 400/BARRA Value Index measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P 400 Index and consists of those companies with the lowest price-to-book ratios within the S&P 400 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P MidCap 400/BARRA Value Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P SmallCap 600 Index

Number of Components: 600

Index Description. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. It serves as the underlying index for the S&P 600/BARRA Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The S&P 600 Index represents approximately 3% of the market capitalization of listed U.S. equities.

S&P SmallCap 600/BARRA Growth Index

Number of Components: approximately 227

Index Description. The S&P SmallCap 600/BARRA Growth Index measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600 Index and consists of those companies with the highest price-to-book ratios within the S&P 600 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P SmallCap 600/BARRA Growth Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P SmallCap 600/BARRA Value Index

Number of Components: approximately 373

Index Description. The S&P SmallCap 600/BARRA Value Index measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the S&P 600 Index and consists of those companies with the lowest price-to-book ratios within the S&P 600 Index representing approximately 50% of the market capitalization of that index. It is a capitalization-weighted index representing stocks from a broad range of industries. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The base value for the S&P SmallCap 600/BARRA Value Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

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page 14                                                                 i|Shares

S&P Global 100 Index

Number of Components: 100

Index Description. The Standard & Poor's Global 100 Index is designed to measure the performance of 100 large transnational companies that are of major importance in the global markets. A global company is defined as a corporation that has production facilities and/or other fixed assets in at least one foreign country, and makes its major management decisions in a global context. The degree to which sales are executed outside the home country is a factor in determining a company's global reach. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The composition of the S&P Global 100 Index is derived from the S&P Global 1200 Index and only includes transnational corporations under the above definition which had a minimum adjusted market capitalization of US$5 billion. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on September 1, 2003, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Finland, France, Germany, Great Britain, Italy, Japan, Korea, Netherlands, Spain, Sweden, Switzerland and the United States.

S&P Global Energy Sector Index

Number of Components: approximately 52

Index Description. The Standard & Poor's Global Energy Sector Index is designed to measure the performance of companies that S&P deems to be part of the energy sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Energy Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on September 1, 2003, the Index was comprised of stocks of companies in the following countries: Argentina, Australia, Austria, Brazil, Canada, France, Great Britain, Hong Kong, Italy, Japan, Netherlands, Norway, Spain, and the United States.

S&P Global Financials Sector Index

Number of Components: approximately 226

Index Description. The Standard & Poor's Global Financials Sector Index is designed to measure the performance of companies that S&P deems to be part of the financial sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Financials Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on September 1, 2003, the Index was comprised of stocks of companies in the following countries:
Argentina, Australia, Belgium, Brazil, Canada, Chile, Denmark, France, Germany, Great Britain, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan and the United States.

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                                                                         page 15

S&P Global Healthcare Sector Index

Number of Components: approximately 75

Index Description. The Standard & Poor's Global Healthcare Sector Index is designed to measure the performance of companies that S&P deems to be part of the healthcare sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Healthcare Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on September 1, 2003, the Index is comprised of stocks of companies in the following countries:
Australia, Belgium, Canada, Denmark, France, Germany, Great Britain, Ireland, Japan, Switzerland and the United States.

S&P Global Information Technology Sector Index

Number of Components: approximately 134
Index Description. The Standard & Poor's Global Information Technology Sector Index is designed to measure the performance of companies S&P deems to be part of the technology sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Information Technology Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on September 1, 2003, the Index was comprised of stocks of companies in the following countries: Canada, Finland, France, Germany, Great Britain, Japan, Korea, Netherlands, Spain, Sweden, Taiwan and the United States.

S&P Global Telecommunications Sector Index

Number of Components: approximately 45
Index Description. The Standard & Poor's Global Telecommunications Sector Index is designed to measure the performance of companies that S&P deems to be part of the telecommunications sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted to reflect only those shares that are available to foreign investors. The S&P Global Telecommunications Sector Index is a subset of the S&P Global 1200 Index. The base value for the Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on September 1, 2003, the Index was comprised of stocks of companies in the following countries: Australia, Brazil, Canada, Denmark, France, Germany, Great Britain, Greece, Hong Kong, Italy, Japan, Mexico, Netherlands, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United States.

S&P Europe 350 Index

Number of Components: 350
Index Description. The Standard & Poor's Europe 350 Index measures the performance of equities in the continental European region, made up of fifteen markets: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is a capitalization-weighted index of 350 stocks providing geographic and economic diversity over S&P's ten market sectors, each chosen for market size, liquidity and industry group representation. The market capitalization of index constituent companies is adjusted to reflect only those shares which are available to foreign investors. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P Latin America 40 Index

Number of Components: 40
Index Description. The S&P Latin America 40 Index is comprised of highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the index. The Fund may invest in American Depository Receipts ("ADRS") instead of directly holding stocks. The benchmark is

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

constructed with the addition of a float-adjustment factor. The size of its region mirrors its regional investable equity universe sector weights, based on adjusted market capitalization.

S&P/TOPIX 150 Index

Number of Components: 150
Index Description. The S&P/TOPIX 150 Index includes 150 highly liquid securities selected from each major sector of the Tokyo market. The benchmark is constructed with the addition of a float-adjustment factor. The Index includes 75% of the market value of the Japanese equity market.

The Dow Jones Indexes Generally

Component Selection Criteria. The securities in the Dow Jones Indexes (sometimes referred to as the "components") are reconstituted quarterly to reflect changes in the marketplace. All companies listed on a U.S. exchange (such as the NYSE, the AMEX or the NASDAQ) are considered for inclusion in the indices with the following rules and exceptions. Stocks must have a minimum trade history of 6 months on the rebalancing date to be eligible for inclusion. All foreign issues including ADRs and GDRs are eliminated from the universe, as well as all non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, over-the-counter bulletin boards and pink sheet stocks. Also deleted from the universe are all companies that are at least 75% owned by another company and stocks with more than 10 non-trading days in a quarter. The remaining universe is ranked by decreasing total market capitalization with cumulative percentages and broken into three groups. The Large Cap Index represents the top 70% of the cumulative market value of the U.S. equity universe, the Mid Cap Index represents the next 20% of the universe, and the Small Cap Index represents half of the remaining 10% of the equity universe. Combined, the Total Market Index represents 95% of the U.S. investable equity universe. After component selection, securities are weighted by their available market capitalization, which is calculated by multiplying the primary market closing price by the float-adjusted shares. The remaining universe is ranked by decreasing total market capitalization with cumulative percentages and broken into three groups. The Large Cap Index represents the top 70% of the cumulative market value of the U.S. equity universe, the Mid Cap Index represents the next 20% of the universe, and the Small Cap Index represents half of the remaining 10% of the equity universe. Combined, the Total Market Index represents 95% of the U.S. investable equity universe. After component selection, stocks are weighted by their available market capitalization, which is calculated by multiplying the primary market closing price by the float-adjusted shares. The remaining universe is ranked by decreasing total market capitalization with cumulative percentages and broken into three groups. The Large Cap Index represents the top 70% of the cumulative market value of the U.S. equity universe, the Mid Cap Index represents the next 20% of the universe, and the Small Cap Index represents half of the remaining 10% of the equity universe. Combined, the Total Market Index represents 95% of the U.S. equity universe.


Issue Changes. Changes to the indices are reflective of changes made to each of the sub-indices that it represents. Each index is reviewed and rebalanced quarterly to maintain accurate representation of each segment. Securities that leave the index between reconstitution dates are not replaced. Thus, the number of securities in the indices over the quarter will fluctuate according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the index. The only additions between quarterly rebalancing are as a result of spin-offs.

Index Maintenance. Maintaining the Dow Jones Indexes includes monitoring and completing the adjustments for the company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. The divisor is adjusted for all changes in company market value to leave the value of the relevant index unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the applicable index. Each component is limited to a maximum market capitalization of 25% of the index weight, and sum of the weights of all issues greater than 5% of the index is limited to 50% of the index total. If components fail either rule, their market capitalization will be reduced to meet the set guidelines.

Index Availability. The Dow Jones Indexes are calculated continuously and are available from major data vendors.

Dow Jones U.S. Total Market Index

Number of Components: approximately 1,575
Index Description. The Dow Jones Total Market Index measures the performance of the U.S. equity broad markets. It serves as the underlying index in the Dow Jones U.S. Large-Cap Index, Dow Jones U.S. Mid-Cap Index, Dow Jones U.S. Small-Cap Index and the Dow Jones U.S. sector indices. The Dow Jones U.S. Total Market Index is a capitalization-weighted index, so the impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Total Market Index represents 94% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Basic Materials Sector Index

Number of Components: approximately 67
Index Description. The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Basic Materials Sector Index is capitalization-weighted and includes only companies in the Basic Materials sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Basic Materials Sector Index represents approximately 2.34% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Consumer Cyclical Sector Index

Number of Components: approximately 274
Index Description. The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Consumer Cyclical Sector Index is capitalization-weighted and includes only companies in the Consumer Cyclical sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Consumer Cyclical Sector Index represents approximately 12.4% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Consumer Non-Cyclical Sector Index

Number of Components: approximately 98
Index Description. The Dow Jones U.S. Non-Cyclical Sector Index measures the performance of the non-cyclical economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Non-Cyclical Sector Index is capitalization-weighted and includes only companies in the Non-Cyclical sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Non-Cyclical Sector Index represents approximately 7.9% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Energy Sector Index

Number of Components: approximately 79
Index Description. The Dow Jones U.S. Energy Sector Index measures the performance of the energy economic sector of the U.S. equity market. The Dow Jones U.S. Energy Sector Index is a subset of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The
 Dow Jones U.S. Energy Sector Index represents approximately 5.32% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Financial Sector Index

Number of Components: approximately 289
Index Description. The Dow Jones U.S. Financial Sector Index measures the performance of the financial economic sector of the U.S. equity market. The index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Financial Sector Index is capitalization-weighted and includes only companies in the financial sector of the Dow Jones U.S. Total Market Index. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Financial Sector Index represents approximately 19.40% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Healthcare Sector Index

Number of Components: approximately 171
Index Description. The Dow Jones U.S. Healthcare Sector Index measures the performance of the Healthcare economic sector of the U.S. equity market. This Dow Jones U.S. Healthcare Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Healthcare Sector Index is capitalization-weighted and includes only companies in the Healthcare Sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Healthcare Sector Index represents approximately 12.52% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Industrial Sector Index

Number of Components: approximately 252
Index Description. The Dow Jones U.S. Industrial Sector Index measures the performance of the Industrial economic sector of the U.S. equity market. The Dow Jones U.S. Industrial Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Industrial Sector Index is capitalization-weighted and includes only companies in the Industrial sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Industrial Sector Index represents approximately 10.84% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Technology Sector Index

Number of Components: approximately 248
Index Description. The Dow Jones U.S. Technology Sector Index measures the performance of the Technology economic sector of the U.S. equity market. The Dow Jones U.S. Technology Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Technology Index is capitalization-weighted and includes only companies in the Technology sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Technology Sector Index represents approximately 14.64% of the market capitalization of listed U.S. equities.

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Dow Jones U.S. Telecommunications Sector Index

Number of Components: approximately 20
Index Description. The Dow Jones U.S. Telecommunications Sector Index measures the performance of the Telecommunications economic sector of the U.S. equity market. The Dow Jones U.S. Telecommunications Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Telecommunications Sector Index is capitalization-weighted and includes only companies in the Telecommunications sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Telecommunications Sector Index represents approximately 2.81% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Utilities Sector Index

Number of Components: approximately 76
Index Description. The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. The Dow Jones U.S. Utilities Sector Index is a subset of the Dow Jones U.S. Total Market Index. The Dow Jones U.S. Utilities Sector Index is capitalization-weighted and includes only companies in the Utilities sector of the Dow Jones U.S. Total Market Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Utilities Sector Index represents approximately 2.62% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Financial Services Index

Number of Components: approximately 155
Index Description. The Dow Jones U.S. Financial Services Index measures the performance of the financial services industry segment of the U.S. equity market. The index is a subset of the Dow Jones U.S. Financial Index. The Dow Jones U.S. Financial Services Index is capitalization-weighted and includes only companies in the Banks, Savings & Loans, Securities Brokerage and Financial Services sectors of the Dow Jones U.S. Financial Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Financial Services Index represents approximately 13.87% of the market capitalization of listed U.S. equities.

Dow Jones U.S. Real Estate Index

Number of Components: approximately 73
Index Description. The Dow Jones U.S. Real Estate Index measures the performance of the Real Estate industry of the U.S. equity market. The Dow Jones U.S. Real Estate Index is a subset of the Dow Jones U.S. Financial Index. The Dow Jones U.S. Real Estate Index is capitalization-weighted and includes only companies in the Real Estate industry of the Dow Jones U.S. Financial Index. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Dow Jones U.S. Real Estate Index represents approximately 1.2% of the market capitalization of listed U.S. equities.

Dow Jones Transportation Average Index

Number of Components: approximately 20

Index Description. The Dow Jones Transportation Average Index measures the performance of companies from the Industrial Transportation, Airline and General Industrial Services industries of the U.S. equity market. Companies are chosen by the editors of The Wall Street Journal as a representation of the U.S. transportation industry. The index is a subset of the Dow Jones Composite Average, which also includes The Dow Jones Industrial Average and The Dow Jones Utility Average. The component stocks are weighted according to their price and the impact of the index price change is proportional to the sum of the component prices divided by the index divisor. To maintain historical continuity, the index divisor is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of September 1, 2003, The Dow Jones Transportation Average represented approximately 1.16% of the market capitalization of listed U.S. equities.
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The Russell Indices Generally

Component Selection Criteria. The securities in the Russell Indices (sometimes referred to as the "components") are reconstituted annually after the close on June 30 (or the last business day of June), to reflect changes in the marketplace. The starting universe for the Russell 3000 Index, all U.S. exchange and NASDAQ listed companies, is ranked by decreasing total market capitalization. The Russell 2000 Index and the Russell 1000 Index are subsets of the Russell 3000 Index. All companies listed on a U.S. exchange or the NASDAQ are considered for inclusion in the investments with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Only one class of security is allowed into the investments, however, special cases may exist if it is determined that each class acts independent of the other. Stocks incorporated in other countries are excluded. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks. After component selection, stocks are weighted by their available market capitalization, which is calculated by multiplying the primary exchange closing price by the adjusted shares. The purpose of this adjustment is to exclude the capitalization that is not available for purchase and is not part of the investing opportunity set.

Issue Changes. Securities that leave the Russell Indices between reconstitution dates are not replaced. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity. When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant investments. When acquisitions or mergers take place, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the index. The only additions between reconstitution dates are as a result of spin-offs.

Index Maintenance. Maintaining the Russell Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant float adjustments due to outstanding share capital changes actions are made month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell Investments.

Index Availability. The Russell Indices are calculated continuously and are available from major data vendors.

Russell 3000 Index

Number of Components: approximately 2,972 Index Description. The Russell 3000 Index measures the performance of the U.S. equity broad market. It serves as the underlying index for Russell 3000 Growth and Value series and the Russell 1000 and Russell 2000 Investments, as well as each respective Growth and Value series. It is a capitalization-weighted index of the 3000 largest companies incorporated in the U.S. and its territories. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Index represents approximately 98% of the market capitalization of listed U.S. equities and is a leading benchmark of the broad U.S. equity market.

Russell 3000 Growth Index

Number of Components: approximately 1,900
Index Description. The Russell 3000 Growth Index measures the growth sector of the U.S. equity broad market. It is a subset of the Russell 3000 Index. It is capitalization-weighted index and consisting of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 51% of the total market capitalization of the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Growth Index represents approximately 45% of the market capitalization of listed U.S. equities.

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Russell 3000 Value Index

Number of Components: approximately 2,035
Index Description. The Russell 3000 Value Index measures the value sector of the broad U.S. equity market. It is a subset of the Russell 3000 Index. It is a capitalization-weighted index consisting of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 49% of the total market capitalization of the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Value Index represents approximately 43% of the market capitalization of listed U.S. equities.

Russell 2000 Index

Number of Components: approximately 1,975
Index Description. The Russell 2000 Index measures the small-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 2000 Growth and Value index series. It is a capitalization-weighted index consisting of the 2000 smallest companies in the Russell 3000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Index represents approximately 6% of the market capitalization of listed U.S.
equities and is a leading benchmark of the U.S. small cap equity market.

Russell 2000 Growth Index

Number of Components: approximately 1,311
Index Description. The Russell 2000 Growth Index measures the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a capitalization-weighted index consisting of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 49% of the total market capitalization of the Russell 2000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Growth Index represents approximately 3% of the market capitalization of listed U.S.
equities and is a leading benchmark of the U.S. small cap growth equity market.

Russell 2000 Value Index

Number of Components: approximately 1,298
Index Description. The Russell 2000 Value Index measures the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000 Index. It is a capitalization-weighted index consisting of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 51% of the total market capitalization of the Russell 2000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 2000 Value Index represents approximately 3% of the market capitalization of listed U.S.
equities and is a leading benchmark of the U.S. small cap value equity market.

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Russell 1000 Index

Number of Components: approximately 997
Index Description. The Russell 1000 Index measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 1000 Growth and Value Investments, and the Russell Top 200 and MidCap series. It is a capitalization-weighted index consisting of the 1000 largest companies in the Russell 3000. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Index represents approximately 82% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap U.S. market.

Russell 1000 Growth Index

Number of Components: approximately 589
Index Description. The Russell 1000 Growth Index measures the large-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a capitalization-weighted index consisting of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth and represents approximately 51% of the total market capitalization of the Russell 1000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Growth Index represents approximately 40% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap growth U.S. market.

Russell 1000 Value Index

Number of Components: approximately 737
Index Description. The Russell 1000 Value Index measures the large-capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a capitalization-weighted index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth and represents approximately 49% of the total market capitalization of the Russell 1000 Index. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 1000 Value Index represents approximately 40% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap value U.S. market.

Russell Midcap Index

Number of Components: approximately 796
Index Description. The Russell Midcap Index is a capitalization-weighted index consisting of approximately the 800 smallest companies in the Russell 1000 Index. As in all Russell indexes, component companies are adjusted for available float -- weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell MidCap Index represents approximately 21% of the market capitalization of listed U.S. equities and is a widely used benchmark of the U.S. mid cap equity market.

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Russell Midcap Growth Index

Number of Components: approximately 460
Index Description. The Russell Midcap Growth Index is a capitalization-weighted index that measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 41% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth. As in all Russell indexes, component companies are adjusted for available float -- weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Russell Midcap Value Index

Number of Components: approximately 597
Index Description. The Russell Midcap Value Index is a capitalization-weighted index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 59% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth. As in all Russell indexes, component companies are adjusted for available float -- weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares available. These are summed for all component stocks and divided by a predetermined base value. The base value for the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Cohen & Steers Realty Majors Index Generally

Component Selection Criteria. An investment committee determines the securities (i.e., the "components") of the Index. The universe of Real Estate Investment Trusts ("REITs") is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month. The Index is composed only of core property types: office, industrial, apartments and retail. The investment committee determines the final 30 constituents based on a rigorous review process. Criteria for inclusion include: the quality of the portfolio of property, sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.

Once the final list of constituent REITs has been determined, constituent REITs are ranked according to their respective market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downwards until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the index.

Issue Changes. The Index will be rebalanced quarterly. The weighting for each constituent will be updated and adjustments will be made if any constituent has a weighting over 8%. The companies will be reviewed for size and liquidity. A REIT will be removed from the Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.

Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downwards if it results in the REIT's weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.

Index Maintenance. Maintaining the Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs. The Index is a total return index and therefore reflects the reinvestment of dividends. The Index is calculated by the AMEX and distributed real time.

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Index Availability. The Cohen & Steers Realty Majors Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association's Network B under the ticker "RMP." This information is distributed by financial data vendors such as Bloomberg.

Cohen & Steers Realty Majors Index

Number of Components: approximately 30
Index Description. The Cohen & Steers Realty Majors Index consists of selected REITs. The objective of the Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. Within the REIT market, the Index is diversified across property sectors that represent the current market. The Index is modified capitalization-weighted with constituent companies having a maximum index weight of 8%.

The Nasdaq Biotechnology Index Generally

Component Selection Criteria. To be eligible for inclusion in the Index, a common type security (i.e., a "component") must be traded on The Nasdaq Stock Market and meet the following criteria:

.. the issuer of the security must be primarily engaged in using biomedical research for the discovery or development of novel treatment or cures for human disease;
..  the security must be listed on the Nasdaq National Market;
..  the security must have a market capitalization of at least $200 million;
..  the security must have an average daily trading volume of at least 100,000 shares;
.. the security must have "seasoned" on The Nasdaq Stock Market or another recognized market for at least 6 months (generally a company is considered to be seasoned by Nasdaq if it has been listed on a market for at least six months; in the case of spin-offs, the operating history of the spin-off will be considered);
..  the security may not be issued by an issuer currently in bankruptcy proceedings; and
.. the issuer of the security may not have entered into a definitive agreement or other arrangement which would result in the security no longer being index eligible within the next six months; and the issuer of the security may not have annual financial statements with an audit opinion which the auditor or the company have indicated cannot be currently relied upon.

Issue Changes. The index will be subject to reexamination on a quarterly basis. The weights of index components will be rebalanced if one or more of the following are not met: (1) the weight of the single largest company cannot exceed 25.0% and (2) the collective weight of those index securities whose individual current weights are in excess of 5.0%, when added together, must be less than or equal to 50.0%. If either one or both of these weight distribution requirements are not met upon quarterly review, a weight rebalancing will be performed in accordance with the following plan. First, relating to weight distribution requirement (1) above, if the current weight of the single largest Index Security exceeds 25.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest Index Security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index Securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 5.0%, if their "collective weight" exceeds 50.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by just enough for the "collective weight," so adjusted, to be set to 40.0%.

Semi-annual Ranking Review. The Index Securities are evaluated semi-annually based on market data. Companies currently within the Index must meet the maintenance criteria of $100 million in marker capitalization, a $7.50 price and 50,000 shares average daily trading volume. Index securities not meeting the maintenance criteria are maintained in the Index provided that such security met the maintenance criteria in the previous ranking. Securities not meeting the maintenance criteria for two consecutive rankings are removed. Changes will occur after the close of trading on the third Friday in May and November using end of March and September price data and end of April and October publicly available total shares outstanding data.

Index Maintenance. Companies in the Index are monitored every day by Nasdaq, with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions or other corporate actions. If the change in total shares outstanding arising from such corporate action is greater than or equal to 5.0%, such change is ordinarily made to the Index on the evening prior to the effective date of such corporate action or as soon as practical thereafter. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis

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after the close of trading on the third Friday in each of March, June, September and December. In either case, the Index share weights for such Index Securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index Securities. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, Nasdaq adjusts the divisor to assure that there is no discontinuity in the value of the Index, which might otherwise be caused by any such change.

Index Availability. The Nasdaq Biotechnology Index is calculated continuously and widely disseminated to major data vendors.

Nasdaq Biotechnology Index

Number of Components: 75 Index Description. The Nasdaq Biotechnology Index contains companies primarily engaged in biomedical research for the discovery or development of new treatments or cures for human disease. The Index is one of eight sub-investments of the Nasdaq Composite Index, which measures all common stocks listed on The Nasdaq Stock Market. The Index is modified market-value weighted, and is subject to rebalancing to ensure that the relative weightings of the index components meet requirements for a diversified portfolio. The market value, the last sale price multiplied by index share weights, is calculated throughout the trading day, and is related to the total value of the Index. On November 1, 1993, the Biotechnology Index began with a base of 200.00.

The Goldman Sachs Indices Generally

Component Selection Criteria. The starting universe for eligible securities (i.e.,"components") of the Goldman Sachs Sector Index are companies classified by the Goldman Sachs Investment research department as belonging to a Goldman Sachs Sector Index industry or sector. These decisions are based on the Goldman Sachs Investment Research Sector and Industry Classified System as supplemented by the Bloomberg Classification, Standard Industrial Classification and Russell Industry Classification. The stock of each constituent company must trade on either the NYSE, the AMEX or on the Nasdaq. Foreign companies with common shares listed on such exchanges are also eligible for inclusion in a Goldman Sachs Sector Index. Certain ADRs that have been a traditional part of the portfolios of U.S. institutional investors are also eligible. Limited Partnerships, and closed-end funds are excluded. The total market capitalization of a stock eligible for inclusion must be equal or greater than the market capitalization limit as of the most recent rebalancing. Companies with float (i.e., holdings in excess of 10% by an individual, corporation or family trust) below 20% are not eligible. The annualized turnover of company shares on the relevant exchange(s) must be 30% or more to further ensure adequate liquidity.

The index is initially capitalization weighted, based on the following formula: number of outstanding shares of a constituent multiplied by its share price as of the index's inception or rebalancing date. Weights are then modified so that none exceeds a predetermined limit. If the combined weight of all the constituents with an index weight greater than 5% in a sector index exceeds 50%, the largest stocks in the sector will be capped using a sliding scale until the combined weight is less than 50%.

Issue Changes. The Goldman Sachs Sector Indices are rebalanced semiannually on the third Friday of June and December. The total market capitalization for stocks to be added to the index must be equal to or greater than the capitalization limit at inception of the index or as of the most recent semiannual rebalancing date. A company's total market capitalization shall be based on the number of its outstanding shares and its closing price on its primary exchange as of inception or the rebalancing date. The market capitalization limit for each index will be determined at index inception and will be periodically revised to reflect changes in market levels. Index constituents with capitalization below 50% of the limit as of a rebalancing date or that fail to meet certain float and share turnover requirements shall be removed after the close on the effective date of the rebalancing. Changes to a company's shares outstanding that are greater than 5% will be applied to the index when they are effective on a best-efforts basis. Changes that are less than 5% will be applied to the index at next regularly scheduled rebalancing.

Index Maintenance. Each index is adjusted to reflect company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructurings and spin-offs. For changes of 5% or more in a company's number of shares outstanding that result from a merger, acquisition or spin-off, the index is adjusted upon the close of the consummation of such transaction on a best-efforts basis. For share changes of 5% or more that result from the issuance or repurchase or common shares, the index is adjusted upon the confirmation of such issuance or repurchase on a best-efforts basis. If a constituent company spins off a company, the parent and the spin-off will each remain in the index as long as they each satisfy the

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component selection criteria described above, except with respect to the 30%
turnover requirement. In the event that a constituent company files for bankruptcy, its stock will be removed from the index effective the close of that date.

Index Availability. The Goldman Sachs Investments are calculated continuously and are available from major data vendors.

Goldman Sachs Natural Resources Sector Index

Number of Components: approximately 116
Index Description. The Goldman Sachs Natural Resources Sector Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resource-related stocks. The Index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index: the constituent stocks are weighted according to the total market value of their outstanding shares, except that no constituent is weighted in excess of a predetermined limit and the combined weight of the nine largest constituents cannot exceed 45% at rebalancing. In this way, the impact of a component's price change on the Index is generally proportional to the issue's total market value, but no one stock will dominate the index. The Index value is calculated by summing up the weight-adjusted market capitalizations for all constituent stocks and dividing that sum by a predetermined base value. The value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Goldman Sachs Technology Sector Index

Number of Components: approximately 218
Index Description. The Goldman Sachs Technology Sector Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded technology-related stocks. The Index includes companies that are: producers of sophisticated computer-related devices, electronics networking and Internet services; producers of computer and Internet software; consultants for information technology; and providers of computer services. It is a modified capitalization-weighted index. In a modified capitalization index, the weightings of large issuers is capped in order to reduce the impact of a small number of large capitalization stocks. The constituent stocks in this index are weighted according to the total market value of their outstanding shares, except that no constituent is weighted in excess of a predetermined limit and stocks with a weight greater than 5% in the index cannot exceed 50% of the index. In this way, the impact of a component's price change on the Index is generally proportional to the issue's total market value. The Index value is calculated by summing up the weight-adjusted market capitalizations for all constituent stocks and dividing that sum by a predetermined base value. The index was introduced in July 1998 with a base value of 100 as of April 30, 1998 and a capitalization weighting limit of 7.5% as of the most recent rebalancing date. The value of the Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

The Goldman Sachs Technology Industry Subsector Investments Generally

Component Selection Criteria. The starting universe for eligible constituents of the Goldman Sachs Subsector investments are companies classified by the Goldman Sachs Investment Research department as belonging to a Goldman Sachs Investment Research Sector Industry Classification System. These decisions are based on the Goldman Sachs Investment Research Sector and Industry Classified System as supplemented by the Bloomberg Classification, Standard Industrial Classification and Russell Industry Classification. The stock of each constituent company must trade on either the NYSE, the AMEX or on Nasdaq. Foreign companies with common shares listed on such exchanges are also eligible for inclusion in a Goldman Sachs Technology Investments. Limited Partnerships and closed-end funds are excluded. The total market capitalization of a stock eligible for inclusion must be equal or greater than the market capitalization limit as of the most recent rebalancing. Companies with float below 20% are not eligible. A company's float shall reflect all adjustments to a company's actual shares outstanding to account for holding in excess of 10% by an individual, corporation or family trust. The annualized turnover of company shares on the relevant exchange(s) must be 30% or more to further ensure adequate liquidity.

Each index is initially capitalization weighted, based on the following formula: number of outstanding shares of a constituent multiplied by its share price as of the index's inception or rebalancing date. Weights are then modified so that none exceeds a predetermined limit of 8.5%.

Issue Changes. The Goldman Sachs Technology Industry Sector Investments are rebalanced semiannually on the third Friday of June and December. The total market capitalization for stocks to be added to the index must be equal to or greater than the

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capitalization limit at inception of the index or as of the most recent semiannual rebalancing date. A company's total market capitalization shall be based on the number of its outstanding shares and its closing price on its primary exchange as of inception or the rebalancing date. The market capitalization limit for each index will be determined at index inception and will be periodically revised to reflect changes in market levels. Index constituents with capitalization below 50% of the limit, less than 10% float or less than 15% annualized share turnover as of a rebalancing date shall be removed after the close on the effective date of the rebalancing. Changes to a company's shares outstanding that are greater than 5% will be applied to the index when they are effective on a best-efforts basis. Changes that are less than 5% will be applied to the index at next regularly scheduled rebalancing.

Index Maintenance. Each index is adjusted to reflect company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructurings and spin-offs. For changes of 5% or more in a company's number of shares outstanding that result from a merger, acquisition or spin-off, the index is adjusted upon the close of the consummation of such transaction on a best-efforts basis. For share changes of 5% or more that result from the issuance or repurchase or common shares, the index is adjusted upon the confirmation of such issuance or repurchase on a best-efforts basis. If a constituent company spins off a company, the parent and the spin-off will each remain in the index as long as they each satisfy the component selection criteria described above, except with respect to the 30% turnover requirement. In the event that a constituent company files for bankruptcy, its stock will be removed from the index effective at the close of that date.

Index Availability. The Goldman Sachs Technology Industry Sector Investments are calculated continuously and are available from major data vendors.

Goldman Sachs Technology Industry Multimedia Networking Index

Number of Components: approximately 36
Index Description. The Goldman Sachs Technology Industry Multimedia Networking Index has been developed by Goldman Sachs as an equity benchmark for multimedia networking stocks. The Index includes companies that are: producers of telecom equipment, data networking and wireless equipment. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Multimedia Networking Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect mutual fund restrictions on stock weights, constituents are modified-cap weighted such that each stock is no more than 8.5% of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

Goldman Sachs Technology Industry Semiconductor Index

Number of Components: approximately 53
Index Description. The Goldman Sachs Technology Industry Semiconductor Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded semiconductor stocks. The Index includes companies that are producers of capital equipment or manufacturers of wafer and chips. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Semiconductor Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect mutual fund restrictions on stock weights, constituents are modified-cap weighted such that each stock is no more than 8.5% of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

Goldman Sachs Technology Industry Software Index

Number of Components: approximately 45
Index Description. The Goldman Sachs Technology Industry Software Index has been developed by Goldman Sachs as an equity benchmark for U.S.-traded software-related stocks. The Index includes companies that are: producers of client/server, enterprise software, Internet software, PC and entertainment software. The stocks are selected from a universe of technology stocks as categorized by the GSTI. The Goldman Sachs Technology Industry Software Index is designed to minimize turnover by; semi-annual rebalancing, open number of companies, high level for entry, low level for removal, and bias toward leaving a stock in unless there is a strong argument for removal. Additionally, to reflect index mutual fund restrictions on stock weights,

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constituents are modified-cap weighted such that each stock is no more than 8.5%
of the index at the time of rebalancing. The index was introduced in April 1996 with a base value of 100.

The MSCI Investments Generally

In General. The MSCI Investments were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Investments in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Investments to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Investments have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own investments, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all investments, developed and emerging.

MSCI Investments are notable for the depth and breadth of their coverage. MSCI generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. On May 19, 2001, MSCI published index constituents and their Inclusion Factors based on the enhanced methodology. They began calculating a provisional index series on May 31, 2001. In the first phase, effective as of the close of November 30, 2001, MSCI implemented approximately half of the change resulting from the free float adjustment for all existing index constituents and, simultaneously, included all the new constituents resulting from the increase in coverage to 85% at approximately half of their free float-adjusted market capitalization. The remaining adjustments to fully implement the enhanced methodology took place in the second phase, effective as of the close of May 31, 2002. Given trends such as increased market concentration, the increase in coverage provided greater diversification and representation of market opportunities. The MSCI Investments seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. All single-country MSCI Investments are free-float weighted, i.e., companies are included in the investments at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

MSCI calculates two investments in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional investments are called "free" investments, and they exclude companies and share classes not purchasable by foreigners. Free investments are currently calculated for regional and international investments which include such markets.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international investments approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market investments is also critical to the calculation of certain combined developed and emerging market investments published by MSCI.

Selection Criteria

To construct relevant and accurate equity investments for the global institutional investor under the Enhanced Methodology, MSCI undertakes an index construction process, which involves: (i) Defining the equity universe, (ii) Adjusting the total market capitalization of all securities in the universe for free float available to foreign investors. (iii) Classifying the universe of securities under the Global Industry Classification Standard (GICS) and (iv) Selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of the universe of investment opportunities. Currently, MSCI creates equity investments for 51 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe. About 99% of the world's total equity market capitalization is included in the MSCI universe.

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Adjusting the Total Market Capitalization of Securities in the Universe for Free
Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe. The process of free float adjusting market capitalization involves (i) Defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float (ii) Assigning a free float-adjustment factor to each security and (iii) Calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the Global Industry Classification Standard (GICS). In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to the industry that best describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the Global Industry Classification Standard (GICS). This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its investments.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the investments of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building investments from the industry group level up. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) Each company's business activities and the diversification that its securities would bring to the index. (ii) The size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion. (iii) The estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) Strategic and other shareholdings not considered part of available free float. (ii) Limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's Inclusion Factor is equal to its estimated free flat rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. Securities of companies with an overall free float of less than 15% across all share classes are generally not eligible for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Price and Exchange Rates.

Prices. Prices used to calculate the MSCI Investments are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Investments. Under the Enhanced Methodology, the MSCI Equity Investments are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the investments, emphasis is also placed on

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their continuity and on minimizing turnover in the investments. MSCI classifies index maintenance in two broad categories: (i) Index rebalancing and (ii) Market driven changes and corporate events.

The index rebalancing process is designed to ensure that the investments continue to be an accurate reflection of an evolving marketplace. The evolution may be due, for example, to a change in the composition or structure of an industry or other developments, including regular updates in shareholder information used in the estimation of free float. During the examination of a country index at a quarterly index rebalancing, the free float-adjusted market capitalization and representation of each industry group in the index is measured against the underlying market. A complete or partial index rebalancing, which will result in additions and deletions, for a country may be necessary if one or more industry groups have become significantly over- or under-represented.

Index rebalancing for each MSCI Country Index generally takes place every 12 to 18 months. Individual country index rebalancing for MSCI Country Investments usually occurs on only four dates throughout the year: as of the close of the last business day of February, May, August and November. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

New Issues. In general, newly listed equity securities available to foreign investors would be considered for inclusion in the MSCI Investments, according to MSCI's Enhanced Methodology index rules and guidelines, at the time of the quarterly index rebalancing for the country. However, for new issues that are significant in size and meet all the MSCI inclusion criteria, an early inclusion, outside of the quarterly index rebalancing, may be considered.

MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

Index Rebalancing Deletions. During an index rebalancing, securities may be deleted from a country index for a variety of reasons, including significant decreases in free float-adjusted market capitalization, significant deterioration in liquidity, changes in industry classification, decreases in free float, more restrictive Foreign Ownership Limits (FOLs), and availability of a better industry representative. In assessing deletions, it is important to emphasize that investments must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalizations, and/or declining liquidity, and yet not be deleted because they continue to be good representatives of their industry group.

MSCI EAFE(R) Index
Number of Components: approximately 1011
Index Description. The MSCI EAFE(R) Index has been developed by MSCI and includes stocks from Europe, Australia and the Far East. The MSCI EAFE Index is commonly used as a measure of international stock performance.

Calculation Methodology. The iShares MSCI EAFE Index Fund utilizes the MSCI EAFE Index calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the iShares MSCI EAFE Index Fund, such withholding rate currently differs from that applicable to United States residents. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the iShares MSCI EAFE Index Fund (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 25% dividend withholding on Luxembourg residents and an 15% rate on the iShares MSCI EAFE Index Fund. German companies impose a 26.5% dividend withholding on Luxembourg residents and a 10% rate on the iShares MSCI EAFE Index Fund.

The Index is calculated on a real-time basis and disseminated at regular intervals throughout the day.

Investment Limitations

The Board has adopted as fundamental policies each Fund's investment restrictions, numbered one through six below. The Board has adopted as fundamental policies the investment objectives of each Fund, other than the iShares Dow Jones Transportation Average Index Fund. The iShares Dow Jones Transportation Average Index Fund may change its investment objective and its Underlying Index without a shareholder vote. The investment objectives of each Fund, other than the iShares Dow Jones Transportation Average Index fund, and the restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

1. Concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities.

For purposes of the percentage limitation on each Fund's investments in illiquid securities, foreign equity securities, though not registered under the Securities Act, are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or another organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

[X]  The frequency of trades and quotes for the security;

[X] The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

[X]  Dealer undertakings to make a market in the security; and

[X] The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Continuous Offering

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Funds on an ongoing basis, at any

________________________________________________________________________________
page 32                                                                 i|Shares
point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees 81 additional funds within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees 106 additional portfolios within the fund complex.


                               Interested Trustees

---------------------------------------------------------------------------------------------------------------------------
                                                      Principal Occupation(s)             Other Directorships Held by
  Name (age) Address           Position               During the Past 5 Years             Trustee and Officer
---------------------------------------------------------------------------------------------------------------------------
*Lee T. Kranefuss (41)       Trustee, Chairman,     Chief Executive Officer of            Director (since June 18, 2003) of
Barclays Global Investors    and President (since   the Individual Investor               iShares, Inc.; Board of Trustees
45 Fremont Street            June 18, 2003)         Business of Barclays Global           for Barclays Global Investors
San Francisco, CA 94105                             Investors, N.A.;                      Funds and Master Investment
                                                    The Boston Consulting Group           Portfolio (since 2001).
                                                    (until 1997).

*Nathan Most (89)            Trustee (since         Consultant to BGI (1998-              Director (since 1996) and
PO Box 193                   December 16, 1999)     present), American Stock              President (1996-2002) of iShares,
Burlingame, CA 94011                                Exchange (1996-2000) and              Inc.
                                                    the Hong Kong Stock
                                                    Exchange (1998 to present);
                                                    Consultant to the Amsterdam
                                                    Stock Exchange (1997-1998);
                                                    Consultant to the Pacific
                                                    Stock Exchange (1997-1998).
---------------------------------------------------------------------------------------------------------------------------

* Lee Kranefuss and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser and BGI, the parent company of BGFA.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

                              Independent Trustees

     ---------------------------------------------------------------------------------------------------------------------------
                                                         Principal Occupation(s) During           Other Directorships Held by
        Name (age) address        Position                         Past 5 Years                       Trustee and Officer
     ---------------------------------------------------------------------------------------------------------------------------
     John B. Carroll (67)         Trustee (since         Retired Vice President of             Director (since 1996) of iShares,
     520 Main Street              January 1, 2002)       Investment Management (1984-2000)     Inc.; Trustee and member of the
     Ridgefield, CT 06877                                of Verizon Corporation; Advisory      Executive Committee (since 1991)
                                                         Board member of Ibbotson Associates   of The Common Fund Institutional
                                                         (1992-1998); former Vice Chairman     Funds, a non-profit organization;
                                                         and Executive Committee Member        Member of the Board of Managers
                                                         (1994-1998) of the Committee on       of JP Morgan Private Equity Funds.
                                                         Investment of Employee Benefit
                                                         Assets of the Financial Executive
                                                         Institute.

     Richard K. Lyons (42)        Trustee (since         Professor, University of              Director (since 2001) of iShares,
     Haas School of Business,     February 15, 2000)     California, Berkeley: Haas School     Inc.; Trustee of Master Investment
     UC Berkeley                                         of Business (since 1993);             Portfolio and Barclays Global
     Berkeley, CA 94720                                  Consultant for IMF World Bank,        Investors Funds (since 2001);
                                                         Federal Reserve Bank, and Citibank    Board of Trustees: Matthews Asian
                                                         N.A. (since 2000).                    Funds since 1995 (oversees 6
                                                                                               portfolios).

     George C. Parker (64)        Trustee (since         Dean Witter Distinguished             Director (since 2001) of iShares,
     Graduate School of Business  February 15, 2000)     Professor of Finance (since 1994);    Inc.; Bailard, Biehl and Kaiser,
     (Room K301)                                         Associate Dean for Academic Affairs,  (since 1985); California Casualty
     Stanford University                                 Director of MBA Program, and          Group of Insurance Companies (since
     521 Memorial Way                                    Professor, Stanford University:       1978); Continental Airlines, Inc.
     Stanford, CA 94305                                  Graduate School of Business           (since 1996); Community First
                                                         (1993-2001).                          Financial Group (since 1995);
                                                                                               Dresdner/RCM Mutual Funds
                                                                                               (1994-2002); Tyon Ranch Company
                                                                                               (since 1999).

     W. Allen Reed (56)           Trustee (since         President and Chief Executive         Director (since 1996) of iShares,
     General Motors Investment    January 1, 2002)       Officer (since 1994) of General       Inc.; Director (since 1994) of
     Management Corp.                                    Motors Investment Management          General Motors Investment
     767 Fifth Avenue                                    Corporation.                          Management Corporation; Director
     New York, NY 10153                                                                        (1995-1998) of  Taubman Centers,
                                                                                               Inc. (a real estate investment
                                                                                               trust); Director (since 1992) of
                                                                                               FLIR Systems (an imaging
                                                                                               technology company); Director
                                                                                               (since 1994) of General Motors
                                                                                               Acceptance Corporation; Director
                                                                                               (since 1994) of GMAC Insurance
                                                                                               Holdings, Inc.; Director (since
                                                                                               1995) of Global Emerging Markets
                                                                                               Fund; Director (since 2000) of
                                                                                               Temple Inland Industries; Chairman
                                                                                               (since 1995) of the Investment
                                                                                               Advisory Committee of Howard
                                                                                               Hughes Medical Institute.

________________________________________________________________________________
page 34                                                                 i|Shares

                          Officers who are not Trustees

     ----------------------------------------------------------------------------------------------------------------------------
     Name (age) address           Position               Principal Occupation(s) During            Other Directorships Held by
                                                                   the Past 5 Years                    Trustee and Officer
     ----------------------------------------------------------------------------------------------------------------------------
     Michael Latham (37)          Secretary, Treasurer   Director of Mutual Fund Delivery      None.
     Barclays Global Investors    and Principal          in the U.S. Individual Investor
     45 Fremont Street            Financial Officer      Business of BGI (since 2000); Head
     San Francisco, CA 94105                             of Operations, BGI Europe
                                                         (1997-2000).

     Jeffery J. Gaboury (34)      Assistant Treasurer    Director (formerly Manager),          None.
     Investors Bank & Trust Co.                          Mutual Fund Administration,
     200 Clarendon Street                                Reporting and Compliance, IBT
     Boston, MA 02116                                    (since 1996).

     Danell J. Doty (40)          Assistant Secretary    Head of Mutual Fund                   None.
     Barclays Global Investors                           Administration, BGI (since 1999);
     45 Fremont Street                                   Vice President of Operations,
     San Francisco, CA 94105                             Berkeley Capital Management
                                                         (1994-1999); Vice President and
                                                         Secretary, The Berkeley Funds
                                                         (1997-1999).

     Susan C. Mosher (48)         Assistant Secretary    Senior Director & Senior Counsel,     None.
     Investors Bank & Trust Co.                          Mutual Fund Administration, IBT
     200 Clarendon Street                                (since 1995).
     Boston, MA 02116

     Sandra I. Madden (37)        Assistant Secretary    Senior Associate Counsel, Mutual      None.
     Investors Bank & Trust Co.                          Fund Administration, IBT (since
     200 Clarendon Street                                1999); Associate, Scudder Kemper
     Boston, MA 02116                                    Investments, Inc. (1996-1999).

     Theda Haber (49)             Chief Legal Officer    Attorney/Managing Director, Deputy    None.
     Barclays Global Investors                           General Counsel and Head of U.S.
     45 Fremont Street                                   Legal, BGI (since 1997);
     San Francisco, CA 94105                             Attorney/Senior Counsel, BGI
                                                         (1994-2000).

     Lois Towers (51)             Assistant Vice         US Compliance Officer, BGI (since     None.
     Barclays Global Investors    President-AML          1999).
     45 Fremont Street            Compliance Officer
     San Francisco, CA 94105

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

The following table sets forth, as of December 31, 2002, the dollar range of equity securities in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust that are beneficially owned by each Trustee.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Aggregate Dollar Range of Equity
                                                                                                Securities in All Registered
                                                                                              Investment Companies Overseen by
                                                                   Dollar Range of Equity      Trustee in Family of Investment
Name of Director          Name of Index Fund                       Securities in the Fund                 Companies
----------------------------------------------------------------------------------------------------------------------------------
Garrett F. Bouton*        iShares MSCI EAFE                        Over $100,000                        Over $100,000
                          iShares Russell 2000 Growth              Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
John B. Carroll           None                                     Not Applicable                       Not Applicable
----------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons          iShares S&P 500                          $1- $10,000                          Over $100,000
                          iShares Lehman 1-3 Year Treasury Bond    Over $100,000
                             Fund
----------------------------------------------------------------------------------------------------------------------------------
Nathan Most               iShares Russell 2000                     Over $100,000                        Over $100,000
                          iShares S&P Midcap 400                   Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
George C. Parker          iShares Dow Jones U.S. Technology        $10,001- $50,000                     Over $100,000
                             Sector
                          iShares MSCI France                      $10,001- $50,000
                          iShares MSCI South Korea                 $10,001- $50,000
                          iShares MSCI Mexico                      $10,001- $50,000
                          iShares MSCI Singapore                   $10,001- $50,000
                          iShares MSCI United Kingdom              $10,001- $50,000
                          iShares Russell 1000 Value               Over $100,000
                          iShares S&P 100 Index                    $50,001 - $100,000
                          iShares S&P Global 100                   $10,001- $50,000
                          iShares S&P MidCap 400/Barra Value       $10,001- $50,000
----------------------------------------------------------------------------------------------------------------------------------
W. Allen Reed             None                                     Not Applicable                       Not Applicable

----------------------------------------------------------------------------------------------------------------------------------

*Served as Trustee through June 17, 2003.

None of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment adviser), SEI (the Fund's distributor) or any person controlling, controlled by or under control with, BGFA or SEI.

Committees of the Trust. Each Independent Trustee serves on the Audit and Nominating Committees of the Trust. The purposes of the Audit Committee are to assist the Board of Trustees (1) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) in its oversight of the Trust's financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Trust met three times during the fiscal years ended July 31, 2002 and August 31, 2002. The Audit Committee of the Trust met four times during the fiscal years ended March 31, 2003 and April 30, 2003.

________________________________________________________________________________
page 36                                                                 i|Shares

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee met once during the fiscal years ended July 31, 2002 and August 31, 2002. The Nominating Committee did not meet during the fiscal years ended March 31, 2003 and April 30, 2003.

Approval of Investment Advisory Contract. Under Section 15(c) of the 1940 Act, the Board is generally required to approve the Trust's investment advisory contract with BGFA (the "Investment Advisory Agreement") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Investment Advisory Agreement, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreement as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed the Trust's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

The Board also reviewed statistical information regarding the performance and expenses of the Funds. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Funds, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to each Fund ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of each Fund's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether alternative fee structures (i.e., breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Funds' asset levels.

In addition, the Board analyzed BGFA's background and services that it provides to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Funds by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that the Investment Advisory Agreement for each Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Fund; (ii) an analysis of advisory fees paid by the Fund compared to other similar funds; (iii) the scope of BGFA's background and experience; and (iv) the quality of services provided by BGFA.

Remuneration of Trustees. The Trust pays each Independent Trustee an annual fee of $50,000 plus a per meeting fee of $500 for meetings of the Board attended by the Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee for the calendar year ended December 31, 2002:

                                     Aggregate       Pension or
                                     Estimated       Retirement                          Total Estimated
                                    Compensation  Benefits Accrued   Estimated Annual     Compensation
                                      from the    As Part of Trust     Benefits Upon      from the Fund
Name of Trustee                        Trust         Expenses***       Retirement***    and Fund Complex*
---------------                        -----         -----------       -------------    -----------------
Garrett F. Bouton**** .............   $     0      Not Applicable     Not Applicable        $     0
John B. Carroll ...................   $32,500      Not Applicable     Not Applicable        $65,000
Richard K. Lyons ..................   $32,500      Not Applicable     Not Applicable        $90,000**
Nathan Most .......................   $12,500      Not Applicable     Not Applicable        $25,000
George G.C. Parker ................   $32,500      Not Applicable     Not Applicable        $65,500
W. Allen Reed .....................   $32,500      Not Applicable     Not Applicable        $65,000

* Includes compensation as Director of iShares, Inc., an investment company with 24 investment portfolios also advised by BFGA.
** Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 25 portfolios also advised by BGFA.
*** No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
****Served as Trustee through June 17, 2003.

Trustees and officers of the Trust collectively owned less than 1% of each of the Fund's outstanding shares as of July 2, 2003.

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of iShares held in the names of DTC participants, as of July 2, 2003, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                         Percentage of
iShares Index Fund                            Name                         Ownership
------------------                            ----                         ---------
S&P 100                     Merrill Lynch Pierce Fenner & Smith Inc.         13.58%
                            Charles Schwab & Co., Inc.                       11.85%
                            Morgan Stanley & Co., Inc.                        8.52%
                            PNC Bank Corp.                                    8.16%

S&P 500/BARRA Growth        Charles Schwab & Co., Inc.                       17.26%
                            State Street Bank & Trust Company                12.39%
                            Merrill Lynch Pierce Fenner & Smith Inc.         10.17%
                            Morgan Stanley & Co., Inc.                        7.74%
                            National Financial Services Corporation           5.96%

S&P 500/BARRA Value         Merrill Lynch Pierce Fenner & Smith Inc.         14.63%
                            Charles Schwab & Co., Inc.                       13.19%
                            State Street Bank & Trust Company                 8.14%
                            Morgan Stanley & Co., Inc.                        6.26%

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

                                                                                            Percentage of
iShares Index Fund                                       Name                                 Ownership
------------------                                       ----                                 ---------
S&P MidCap 400                       Charles Schwab & Co., Inc.                                 18.21%
                                     National Financial Services Corporation                     6.58%


S&P MidCap 400/BARRA Growth          Charles Schwab & Co., Inc.                                  8.14%
                                     Morgan Stanley & Co., Inc.                                  6.36%


S&P MidCap 400/BARRA Value           Charles Schwab & Co., Inc.                                 11.04%
                                     Morgan Stanley & Co., Inc.                                  7.76%
                                     Merrill Lynch Pierce Fenner & Smith Inc.                    5.98%

S&P SmallCap 600                     Charles Schwab & Co., Inc.                                  7.76%
                                     U.S. Bank Corp.                                             5.93%
                                     The Bank of New York                                        5.39%
                                     Merrill Lynch Pierce Fenner & Smith Inc.                    5.32%

S&P SmallCap 600/BARRA Growth        Charles Schwab & Co., Inc.                                 14.53%
                                     Morgan Stanley & Co., Inc.                                 11.89%


S&P SmallCap 600/BARRA Value         Charles Schwab & Co., Inc.                                  9.89%
                                     Pershing/Division of Donaldson Lufkin & Jenrette            6.35%
                                     Morgan Stanley & Co., Inc.                                  6.17%


S&P Global 100                       Northern Trust Company                                     11.74%
                                     Merrill Lynch Pierce Fenner & Smith Inc.                   11.68%
                                     Morgan Stanley & Co., Inc.                                  7.61%
                                     Charles Schwab & Co., Inc.                                  7.55%

S&P Global Energy Sector             Merrill Lynch Pierce Fenner & Smith Inc.                   12.78%
                                     Charles Schwab & Co., Inc.                                 11.44%
                                     Speer, Leeds & Kellogg                                      8.41%
                                     National Financial Services Corporation                     7.82%

S&P Global Financials Sector         Speer, Leeds & Kellogg                                     19.48%
                                     Citibank, N.A.                                             12.76%


________________________________________________________________________________
page 38                                                                 i|Shares

                                                                                                   Percentage of
iShares Index Fund                                              Name                                 Ownership
------------------                                              ----                                 ---------
S&P Global Healthcare Sector                Charles Schwab & Co., Inc.                                 12.22%
                                            Rush & Co.                                                  6.61%
                                            Brown Bros. Harriman & Co.                                  5.24%

S&P Global Technology Sector                Charles Schwab & Co., Inc.                                 16.35%
                                            Speer, Leeds & Kellogg                                     15.19%

S&P Global Telecommunications Sector        Merrill Lynch Pierce Fenner & Smith Inc.                   11.39%

S&P Euro 350                                Charles Schwab & Co., Inc.                                  8.14%
                                            Royal Trust Corp.                                           6.28%
                                            Northern Trust Company                                      5.19%

S&P Latin America 40                        Brown Bros. Harriman & Co.                                 15.38%
                                            Charles Schwab & Co., Inc.                                  9.44%
                                            Morgan Stanley & Co., Inc.                                  9.32%
                                            National Financial Services Corporation                     7.59%

S&P/TOPIX 150                               Merrill Lynch Pierce Fenner & Smith Inc.                   41.62%
                                            Brown Bros. Harriman & Co.                                 27.08%

Dow Jones U.S. Total Market                 Charles Schwab & Co., Inc.                                 22.39%
                                            Merrill Lynch Pierce Fenner & Smith Inc.                   11.99%
                                            Pershing/Division of Donaldson Lufkin & Jenrette            8.76%
                                            Citigroup Global                                            7.62%

Dow Jones U.S. Basic Materials              Citigroup Global                                           16.71%
                                            Morgan Stanley & Co. Inc.                                   9.88%
                                            Charles Schwab & Co., Inc.                                  8.52%
                                            UBS Financial Services                                      9.47%

Dow Jones U.S. Consumer Cyclical            Morgan Stanley & Co. Inc.                                  11.35%
                                            Lehman Brothers Inc.                                        7.68%

Dow Jones U.S. Consumer Non-Cyclical        Merrill Lynch Pierce Fenner & Smith Inc.                   16.54%
                                            Morgan Stanley & Co., Inc.                                 14.42%
                                            UBS Financial Services                                      8.78%
                                            Prudential Securities                                       7.32%

Dow Jones U.S. Energy Sector                Morgan Stanley & Co., Inc.                                 14.58%
                                            Charles Schwab & Co., Inc.                                 12.64%
                                            UBS Financial Services                                      7.39%

Dow Jones U.S. Financial Sector             Merrill Lynch Pierce Fenner & Smith Inc.                   15.62%
                                            Morgan Stanley & Co., Inc.                                 11.97%
                                            Charles Schwab & Co., Inc.                                  8.36%

Dow Jones U.S. Healthcare Sector            Morgan Stanley & Co., Inc.                                 12.18%
                                            State Street Bank & Trust Company                           8.99%
                                            Charles Schwab & Co., Inc.                                  7.58%
                                            Merrill Lynch Pierce Fenner & Smith Inc.                    7.04%

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

                                                                                      Percentage of
iShares Index Fund                                         Name                         Ownership
------------------                                         ----                         ---------
Dow Jones U.S. Industrial Sector         Brown Bros. Harriman & Co.                       18.87%
                                         Merrill Lynch Pierce Fenner & Smith Inc.         11.15%
                                         UBS Financial Services                            5.69%

Dow Jones U.S. Technology Sector         Merrill Lynch Pierce Fenner & Smith Inc.         16.83%
                                         Charles Schwab & Co., Inc.                       10.01%

Dow Jones U.S. Telecommunications
 Sector                                  Merrill Lynch Pierce Fenner & Smith Inc.         12.38%
                                         State Street Bank & Trust Company                11.23%
                                         Morgan Stanley & Co., Inc.                        7.43%
                                         Charles Schwab & Co., Inc.                        6.77%
                                         UBS Financial Services                            6.32%

Dow Jones U.S. Utilities Sector          Merrill Lynch Pierce Fenner & Smith Inc.         13.95%
                                         Speer, Leeds & Kellogg                           12.82%
                                         Charles Schwab & Co., Inc.                        8.67%

Dow Jones U.S. Financial Services        Merrill Lynch Pierce Fenner & Smith Inc.          9.44%
                                         Citigroup Global                                  8.04%
                                         Charles Schwab & Co., Inc.                        7.21%
                                         National Financial Services Corporation           6.39%
                                         UBS Financial Services                            5.76%

Dow Jones U.S. Real Estate               Charles Schwab & Co., Inc.                       13.97%
                                         Speer, Leeds & Kellogg                           13.20%
                                         Morgan Stanley & Co., Inc.                       10.15%
                                         Lehman Brothers Inc.                              6.37%
                                         Merrill Lynch Pierce Fenner & Smith Inc.          5.88%

Russell 3000                             National Financial Services Corporation          25.10%
                                         Charles Schwab & Co., Inc.                        9.28%
                                         UBS Financial Services                            6.86%
                                         Pershing LLC                                      5.31%

Russell 3000 Growth                      Merrill Lynch Pierce Fenner & Smith Inc.         18.86%
                                         Charles Schwab & Co., Inc.                       11.56%
                                         National Financial Services Corporation          10.78%

Russell 3000 Value                       Charles Schwab & Co., Inc.                       13.63%
                                         Merrill Lynch Pierce Fenner & Smith Inc.         12.92%
                                         Citigroup Global                                  8.41%
                                         Credit Suisse First Boston                        7.82%

Russell 2000                             Charles Schwab & Co., Inc.                       12.41%
                                         Merrill Lynch Pierce Fenner & Smith Inc.          7.34%
                                         National Financial Services Corporation           5.49%

Russell 2000 Growth                      Merrill Lynch Pierce Fenner & Smith Inc.         15.57%

Russell 2000 Value                       Merrill Lynch Pierce Fenner & Smith Inc.         11.74%
                                         Charles Schwab & Co., Inc.                        9.32%


________________________________________________________________________________
page 40                                                                 i|Shares

                                                                                     Percentage of
iShares Index Fund                                      Name                           Ownership
------------------                                      ----                           ---------
Russell 1000                         Credit Suisse First Boston                          54.00%
                                     Charles Schwab & Co., Inc.                          12.81%

Russell 1000 Growth                  Charles Schwab & Co., Inc.                          17.89%
                                     Merrill Lynch Pierce Fenner & Smith Inc.            12.53%

Russell 1000 Value                   Deutsche Bank SE                                    12.54%
                                     Charles Schwab & Co., Inc.                          11.88%
                                     Merrill Lynch Pierce Fenner & Smith Inc.             9.48%
                                     Societe Generale                                     5.71%

Russell Midcap                       Merrill Lynch Pierce Fenner & Smith Inc.            24.68%
                                     Morgan Stanley & Co., Inc.                          22.17%
                                     Credit Suisse First Boston                          19.53%

Russell Midcap Growth                Merrill Lynch Pierce Fenner & Smith Inc.             8.86%
                                     UBS Financial Services                               7.43%
                                     Brown Bros. Harriman & Co.                           6.31%

Russell Midcap Value                 Merrill Lynch Pierce Fenner & Smith Inc.            13.47%
                                     Charles Schwab & Co., Inc.                           9.53%
                                     UBS Financial Services                               5.14%

Cohen & Steers Realty Majors         Charles Schwab & Co., Inc.                          15.62%
                                     Riggs National Bank                                 12.11%
                                     Lehman Brothers Inc.                                 7.20%

Nasdaq Biotechnology                 Merrill Lynch Pierce Fenner & Smith Inc.             9.58%
                                     Morgan Stanley & Co., Inc.                           6.13%

Goldman Sachs Technology             Citigroup Global                                    37.10%
                                     Charles Schwab & Co., Inc.                           7.37%
                                     Lehman Brothers Inc.                                 7.16%
                                     Merrill Lynch Pierce Fenner & Smith Inc.             6.22%

Goldman Sachs Networking             Merrill Lynch Pierce Fenner & Smith Inc.            14.78%
                                     Citigroup Global                                     8.59%
                                     Charles Schwab & Co., Inc.                           7.37%
                                     Credit Suisse First Boston                           6.21%

Goldman Sachs Semiconductor          Morgan Stanley & Co., Inc.                          18.11%
                                     Charles Schwab & Co., Inc.                           7.29%
                                     Brown Bros. Harriman & Co.                           5.45%

Goldman Sachs Software               Credit Suisse First Boston                          26.08%
                                     Citigroup Global                                    10.13%
                                     Charles Schwab & Co., Inc.                           9.72%

Goldman Sachs Natural Resources      Speer, Leeds & Kellogg                              32.58%
                                     Charles Schwab & Co., Inc.                           7.89%
                                     Citigroup Global                                     6.47%

MSCI EAFE                            Charles Schwab & Co., Inc.                          12.33%
                                     JP Morgan & Co. Inc.                                 9.85%
                                     Northern Trust Company                               5.12%

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

Investment Advisor. BGFA serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"). Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

The Investment Advisory Agreement between the Trust and BGFA was most recently approved by the Board of Trustees on June 17, 2003. In making the determination to approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, an analysis of BGFA's profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Trust, are in the best interests of the Trust's shareholders, and are similar to those which could have been obtained through arm's length negotiations.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) listed below. The following table sets forth the management fees paid by each Fund for the periods noted below.

                                                                                    Management     Management      Management
                                                                                    Fees Paid      Fees Paid     Fees Paid From
                                                                          Fiscal   During Full    During Full      Inception
                                                 Management   Inception    Year    Fiscal Year    Fiscal Year    through First
Name                                                Fee         Date       End      Ended 2003     Ended 2002   Fiscal Year End*
----                                                ---         ----       ---      ----------     ----------   ----------------
iShares S&P 100 Index Fund                         0.20%      10/23/00     3/31    $   338,074    $  330,327      $   129,813
iShares S&P 500 Index Fund                         0.09%      05/15/00     3/31      3,846,690     2,901,467        1,383,992
iShares S&P 500/BARRA Growth Index Fund            0.18%      05/22/00     3/31        974,122       543,734          161,066
iShares S&P 500/BARRA Value Index Fund             0.18%      05/22/00     3/31      1,159,105       833,280          246,793
iShares S&P MidCap 400 Index Fund                  0.20%      05/22/00     3/31      1,590,398       724,902          350,529
iShares S&P MidCap 400/BARRA Growth Index Fund     0.25%      07/24/00     3/31        797,655       391,698          111,350
iShares S&P MidCap 400/BARRA Value Index Fund      0.25%      07/24/00     3/31      1,409,989       560,048           72,013
iShares S&P SmallCap 600 Index Fund                0.20%      05/22/00     3/31      2,296,268     1,055,506          166,136
iShares S&P SmallCap 600/BARRA Growth Index
Fund                                               0.25%      07/24/00     3/31        760,915       198,704           38,901
iShares S&P SmallCap 600/BARRA Value Index Fund    0.25%      07/24/00     3/31      1,405,295       500,287           49,623
iShares S&P Global 100 Index Fund                  0.40%      12/05/00     3/31        187,675       256,616          138,080
iShares S&P Global Energy Sector Index Fund        0.65%      11/12/01     3/31         94,641          N/A*           36,617
iShares S&P Global Financials Sector Index Fund    0.65%      11/12/01     3/31         69,315          N/A*           25,560
iShares S&P Global Healthcare Sector Index Fund    0.65%      11/13/01     3/31        123,814          N/A*           40,999
iShares S&P Global Technology Sector Index Fund    0.65%      11/12/01     3/31         38,802          N/A*           42,442
iShares S&P Global Telecommunications Sector
Index Fund                                         0.65%      11/12/01     3/31         70,674          N/A*           35,943
iShares S&P Europe 350 Index Fund                  0.60%      07/25/00     3/31      3,018,178     1,176,579          272,425
iShares S&P Latin America 40 Index Fund            0.50%      10/25/01     3/31         43,266          N/A*           15,268
iShares S&P/TOPIX 150 Index Fund                   0.50%      10/23/01     3/31        117,885          N/A*           68,755
iShares Dow Jones U.S. Total Market Index Fund     0.20%      06/12/00     4/30        258,924       175,899           63,502
iShares Dow Jones U.S. Basic Materials Sector
Index Fund                                         0.60%      06/12/00     4/30        424,542       146,380           46,758
iShares Dow Jones U.S. Consumer Cyclical
Sector Index Fund                                  0.60%      06/12/00     4/30        872,272       323,311           96,662
iShares Dow Jones U.S. Consumer Non-Cyclical
Sector Index Fund                                  0.60%      06/12/00     4/30        674,017       206,929           71,983
iShares Dow Jones U.S. Energy Sector Index Fund    0.60%      06/12/00     4/30        580,710       421,146          188,649
iShares Dow Jones U.S. Financial Sector Index
Fund                                               0.60%      05/22/00     4/30        773,730       489,233          443,765
iShares Dow Jones U.S. Healthcare Sector Index
Fund                                               0.60%      06/12/00     4/30      1,834,258     1,099,711          251,455
iShares Dow Jones U.S. Industrial Sector Index
Fund                                               0.60%      06/12/00     4/30        426,880       303,207          133,113
iShares Dow Jones U.S. Technology Sector Index
Fund                                               0.60%      05/15/00     4/30        881,116       739,702          645,093
iShares Dow Jones U.S. Telecommunications
Sector Index Fund                                  0.60%      05/22/00     4/30        472,776       319,221          272,197
iShares Dow Jones U.S. Utilities Sector Index
Fund                                               0.60%      06/12/00     4/30      1,277,275       433,942          171,300
iShares Dow Jones U.S. Financial Services
Composite Index Fund                               0.60%      06/12/00     4/30        335,039       285,099          236,783
iShares Dow Jones U.S. Real Estate Index Fund      0.60%      06/12/00     4/30        852,062       464,974          162,992
iShares Dow Jones Transportation Average Index
Fund****                                           0.60%           N/A     4/30            N/A           N/A              N/A
iShares Russell 3000 Index Fund                    0.20%      05/22/00     3/31      2,160,932     1,891,266          305,590
iShares Russell 3000 Growth Index Fund             0.25%      07/24/00     3/31        121,224        75,137           31,897
iShares Russell 3000 Value Index Fund              0.25%      07/24/00     3/31        199,522       120,817           39,060
iShares Russell 2000 Index Fund                    0.20%      05/22/00     3/31      4,932,658     3,173,356          584,950
iShares Russell 2000 Growth Index Fund             0.25%      07/24/00     3/31      1,196,733       769,356          132,435
iShares Russell 2000 Value Index Fund              0.25%      07/24/00     3/31      2,066,582     1,254,820          213,690
iShares Russell 1000 Index Fund                    0.15%      05/15/00     3/31        917,963       449,693          322,915
iShares Russell 1000 Growth Index Fund             0.20%      05/22/00     3/31      1,199,426       808,826          142,570
iShares Russell 1000 Value Index Fund              0.20%      05/22/00     3/31      1,789,888       926,158          171,705
iShares Russell Midcap Index Fund                  0.20%      07/17/01     3/31        205,399          N/A*           45,722
iShares Russell Midcap Growth Index Fund           0.25%      07/17/01     3/31        206,460          N/A*           38,286
iShares Russell Midcap Value Index Fund            0.25%      07/17/01     3/31        200,920          N/A*           43,121
iShares Cohen & Steers Realty Majors Index Fund    0.35%      01/29/01     4/30        609,516       160,198           30,688
iShares Nasdaq Biotechnology Index Fund            0.50%      02/05/01     3/31      2,096,245       822,823           69,068
iShares Goldman Sachs Technology Index Fund        0.50%      03/13/01     7/31      43,092***       285,562          181,622
iShares Goldman Sachs Networking Index Fund        0.50%      07/10/01     7/31      22,347***       175,097            5,299
iShares Goldman Sachs Semiconductor Index Fund     0.50%      07/10/01     7/31      36,748***       185,482            7,268
iShares Goldman Sachs Software Index Fund          0.50%      07/10/01     7/31      36,951***       129,710            5,900
iShares Goldman Sachs Natural Resources Index
Fund                                               0.50%      10/22/01     7/31      22,351***         N/A**           97,214
iShares MSCI EAFE Index Fund                       0.35%      08/14/01     7/31     752,224***         N/A**        4,766,573

* As of March 31, 2002, this Fund had not completed a full fiscal year. Please refer to the column on the far right for fees paid from inception through fiscal year ended 2002.
**   As of July 31, 2002, this Fund had not completed a full fiscal year.
     Please refer to the column on the far right for fees paid from inception through fiscal year ended 2002.
*** Fees shown are for the period from August 1, 2002 through June 30, 2003 and are not audited.
**** Fund had not commenced operations as of the date of this SAI.

________________________________________________________________________________
page 42                                                                 i|Shares

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

The Trust and BGFA have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian and transfer agent for the Funds. Investors Bank's principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee. The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the periods noted.

                                                                                  Custody,           Custody,           Custody,
                                                                              Administration,    Administration,    Administration,
                                                                              Transfer Agency    Transfer Agency    Transfer Agency
                                                                                 Expenses           Expenses         Expenses Paid
                                                                      Fiscal  Paid During Full   Paid During Full   From Inception
                                                        Inception      Year     Fiscal Year        Fiscal Year       through First
Name                                                      Date         End      Ended 2003         Ended 2002       Fiscal Year End
----                                                      ----         ---      ----------         ----------       ---------------
iShares S&P 100 Index Fund                              10/23/00       3/31     $   72,029         $   75,094         $   50,974
iShares S&P 500 Index Fund                              05/15/00       3/31      1,534,062          1,160,805          1,000,047
iShares S&P 500/BARRA Growth Index Fund                 05/22/00       3/31        197,972            126,557             92,870
iShares S&P 500/BARRA Value Index Fund                  05/22/00       3/31        256,492            202,852            121,756
iShares S&P MidCap 400 Index Fund                       05/22/00       3/31        315,742            203,285            228,371
iShares S&P MidCap 400/BARRA Growth Index Fund          07/24/00       3/31        139,661             96,111             64,524

                                                                                  Custody,           Custody,           Custody,
                                                                              Administration,    Administration,    Administration,
                                                                              Transfer Agency    Transfer Agency    Transfer Agency
                                                                                 Expenses           Expenses         Expenses Paid
                                                                      Fiscal  Paid During Full   Paid During Full   From Inception
                                                        Inception      Year     Fiscal Year        Fiscal Year       through First
Name                                                      Date         End      Ended 2003         Ended 2002       Fiscal Year End
----                                                      ----         ---      ----------         ----------       ---------------
iShares S&P MidCap 400/BARRA Value Index Fund           07/24/00       3/31        223,716            125,954             60,615
iShares S&P SmallCap 600 Index Fund                     05/22/00       3/31        494,348            302,457            131,010
iShares S&P SmallCap 600/BARRA Growth Index Fund        07/24/00       3/31        135,061             89,145             61,452
iShares S&P SmallCap 600/BARRA Value Index Fund         07/24/00       3/31        248,184            148,287             63,982
iShares S&P Global 100 Index Fund                       12/05/00       3/31         36,356             55,639             25,880
iShares S&P Global Energy Sector Index Fund             11/12/01       3/31         19,458               N/A*             11,909
iShares S&P Global Financials Sector Index Fund         11/12/01       3/31         24,276               N/A*             11,220
iShares S&P Global Healthcare Sector Index Fund         11/13/01       3/31         20,067               N/A*             11,564
iShares S&P Global Technology Sector Index Fund         11/12/01       3/31         19,290               N/A*             12,238
iShares S&P Global Telecommunications Sector Index
Fund                                                    11/12/01       3/31         15,191               N/A*             11,678
iShares S&P Europe 350 Index Fund                       07/25/00       3/31        393,795            183,420             81,685
iShares S&P Latin America 40 Index Fund                 10/25/01       3/31         21,614               N/A*             18,058
iShares S&P/TOPIX 150 Index Fund                        10/23/01       3/31         37,624               N/A*             21,171
iShares Dow Jones U.S. Total Market Index Fund          06/12/00       4/30         69,722             70,383             67,411
iShares Dow Jones U.S. Basic Materials Sector Index
Fund                                                    06/12/00       4/30         36,336             47,456             52,985
iShares Dow Jones U.S. Consumer Cyclical Sector
Index Fund                                              06/12/00       4/30         64,982             52,799             57,101
iShares Dow Jones U.S. Consumer Non-Cyclical Sector
Index Fund                                              06/12/00       4/30         49,643             47,825             54,310
iShares Dow Jones U.S. Energy Sector Index Fund         06/12/00       4/30         43,824             50,407             52,436
iShares Dow Jones U.S. Financial Sector Index Fund      05/22/00       4/30         60,870             67,376            102,089
iShares Dow Jones U.S. Healthcare Sector Index Fund     06/12/00       4/30        120,399             78,456             53,904
iShares Dow Jones U.S. Industrial Sector Index Fund     06/12/00       4/30         38,329             49,443             56,112
iShares Dow Jones U.S. Technology Sector Index Fund     05/15/00       4/30         64,326             65,096            130,946
iShares Dow Jones U.S. Telecommunications Sector
Index Fund                                              05/22/00       4/30         39,773             45,829             59,761
iShares Dow Jones U.S. Utilities Sector Index Fund      06/12/00       4/30         79,806             62,455             60,151
iShares Dow Jones U.S. Financial Services Composite
Index Fund                                              06/12/00       4/30         32,427             54,092             62,890
iShares Dow Jones U.S. Real Estate Index Fund           06/12/00       4/30         65,076             62,948             58,648
iShares Dow Jones Transportation Average Index
Fund****                                                     N/A       4/30            N/A                N/A                N/A
iShares Russell 3000 Index Fund                         05/22/00       3/31        502,266            408,195            145,974
iShares Russell 3000 Growth Index Fund                  07/24/00       3/31         41,110             64,634             46,893
iShares Russell 3000 Value Index Fund                   07/24/00       3/31         68,857             72,307             51,566
iShares Russell 2000 Index Fund                         05/22/00       3/31      1,031,362            741,903            378,572
iShares Russell 2000 Growth Index Fund                  07/24/00       3/31        223,273            185,800             71,682
iShares Russell 2000 Value Index Fund                   07/24/00       3/31        403,563            294,412            107,927
iShares Russell 1000 Index Fund                         05/15/00       3/31        233,844            141,567            273,234
iShares Russell 1000 Growth Index Fund                  05/22/00       3/31        226,146            171,689             72,129
iShares Russell 1000 Value Index Fund                   05/22/00       3/31        340,389            204,785             90,761
iShares Russell Midcap Index Fund                       07/17/01       3/31         61,191               N/A*             47,875
iShares Russell Midcap Growth Index Fund                07/17/01       3/31         46,093               N/A*             39,625
iShares Russell Midcap Value Index Fund                 07/17/01       3/31         51,492               N/A*             49,353
iShares Cohen & Steers Realty Majors Index Fund         01/29/01       4/30         67,968             48,210             14,433
iShares Nasdaq Biotechnology Index Fund                 02/05/01       3/31        157,404             78,416             10,154
iShares Goldman Sachs Technology Index Fund             03/13/01       7/31      20,245***             39,476             23,303
iShares Goldman Sachs Networking Index Fund             07/10/01       7/31      14,702***             35,134              4,487
iShares Goldman Sachs Semiconductor Index Fund          07/10/01       7/31      25,051***             34,401              4,310
iShares Goldman Sachs Software Index Fund               07/10/01       7/31      18,027***             31,114              4,308
iShares Goldman Sachs Natural Resources Index Fund      10/22/01       7/31      16,827***              N/A**             28,580
iShares MSCI EAFE Index Fund                            08/14/01       7/31   1,535,868***              N/A**            778,706

     * As of March 31, 2002, this Fund had not completed a full fiscal year. Please refer to the column on the far right for fees paid from inception through fiscal year ended 2002.
     ** As of July 31, 2002, this Fund had not completed a full fiscal year. Please refer to the column on the far right for fees paid from inception through fiscal year ended 2002.
     *** Fees shown are for the period from August 1, 2002 through June 30, 2003 and are not audited.
     **** Fund had not commenced operations as of the date of this SAI.

________________________________________________________________________________
page 44                                                                 i|Shares

Distributor. SEI Investments Distribution Co. (the "Distributor") is the distributor of iShares. Its address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes iShares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least 60-days written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of iShares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of iShares.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of shares, provided to each Fund during the periods noted below.

                                                                                     Compensation   Compensation     Compensation
                                                                                     Paid During    Paid During        Paid from
                                                                                      Full Fiscal    Full Fiscal       Inception
                                                            Inception   Fiscal Year      Year           Year         through First
Name                                                          Date         End        Ended 2003     Ended 2002     Fiscal Year End
----                                                          ----         ---        ----------     ----------     ---------------
iShares S&P 100 Index Fund                                  10/23/00       3/31       $   22,388     $   35,756        $   17,308
iShares S&P 500 Index Fund                                  05/15/00       3/31          350,270        260,563           508,254
iShares S&P 500/BARRA Growth Index Fund                     05/22/00       3/31           52,794         36,425            32,977
iShares S&P 500/BARRA Value Index Fund                      05/22/00       3/31           50,134         49,290            39,215
iShares S&P MidCap 400 Index Fund                           05/22/00       3/31           86,439         39,586            66,343
iShares S&P MidCap 400/BARRA Growth Index Fund              07/24/00       3/31           23,159         34,827            12,676
iShares S&P MidCap 400/BARRA Value Index Fund               07/24/00       3/31           40,192         34,860             8,025
iShares S&P SmallCap 600 Index Fund                         05/22/00       3/31           76,491         48,720            27,035
iShares S&P SmallCap 600/BARRA Growth Index Fund            07/24/00       3/31           23,403         34,796             4,887
iShares S&P SmallCap 600/BARRA Value Index Fund             07/24/00       3/31           36,136         34,860             5,604
iShares S&P Global 100 Index Fund                           12/05/00       3/31            4,874         34,756             8,279
iShares S&P Global Energy Sector Index Fund                 11/12/01       3/31            1,331           N/A*            14,746
iShares S&P Global Financials Sector Index Fund             11/12/01       3/31            1,197           N/A*            14,744
iShares S&P Global Healthcare Sector Index Fund             11/13/01       3/31            1,936           N/A*            14,746
iShares S&P Global Technology Sector Index Fund             11/12/01       3/31              501           N/A*            14,746
iShares S&P Global Telecommunications Sector Index Fund     11/12/01       3/31              750           N/A*            14,745
iShares S&P Europe 350 Index Fund                           07/25/00       3/31           28,073         34,822            11,970
iShares S&P Latin America 40 Index Fund                     10/25/01       3/31              666           N/A*            17,243
iShares S&P/TOPIX 150 Index Fund                            10/23/01       3/31              642           N/A*            17,251
iShares Dow Jones U.S. Total Market Index Fund              06/12/00       4/30           11,979         35,535             8,668
iShares Dow Jones U.S. Basic Materials Sector Index Fund    06/12/00       4/30            6,807         35,507             2,755
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund  06/12/00       4/30            8,853         35,528             5,277
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index
Fund                                                        06/12/00       4/30            5,998         35,512             4,124
iShares Dow Jones U.S. Energy Sector Index Fund             06/12/00       4/30            7,619         35,527            10,420
iShares Dow Jones U.S. Financial Sector Index Fund          05/22/00       4/30           10,110         35,535            30,774
iShares Dow Jones U.S. Healthcare Sector Index Fund         06/12/00       4/30           25,820         35,593            12,014
iShares Dow Jones U.S. Industrial Sector Index Fund         06/12/00       4/30            5,529         35,515             7,860
iShares Dow Jones U.S. Technology Sector Index Fund         05/15/00       4/30           15,431         35,555            46,053
iShares Dow Jones U.S. Telecommunications Sector Index
Fund                                                        05/22/00       4/30            8,612         35,512            17,955
iShares Dow Jones U.S. Utilities Sector Index Fund          06/12/00       4/30           22,448         35,548             9,964
iShares Dow Jones U.S. Financial Services Composite Index
Fund                                                        06/12/00       4/30            7,979         35,514            15,104
iShares Dow Jones U.S. Real Estate Index Fund               06/12/00       4/30           13,317         35,532             8,440
iShares Dow Jones Transportation Average Index
Fund****                                                         N/A       4/30              N/A            N/A               N/A
iShares Russell 3000 Index Fund                             05/22/00       3/31           73,711         77,923            41,362
iShares Russell 3000 Growth Index Fund                      07/24/00       3/31            4,295         34,756             4,109
iShares Russell 3000 Value Index Fund                       07/24/00       3/31            7,331         34,763             4,864
iShares Russell 2000 Index Fund                             05/22/00       3/31          127,688        126,184            97,698
iShares Russell 2000 Growth Index Fund                      07/24/00       3/31           47,752         37,175            14,491
iShares Russell 2000 Value Index Fund                       07/24/00       3/31           47,545         50,843            21,992
iShares Russell 1000 Index Fund                             05/15/00       3/31           68,773         36,425            99,243
iShares Russell 1000 Growth Index Fund                      05/22/00       3/31           68,489         44,798            23,487
iShares Russell 1000 Value Index Fund                       05/22/00       3/31           73,636         46,911            26,396
iShares Russell Midcap Index Fund                           07/17/01       3/31           14,497           N/A*            24,751
iShares Russell Midcap Growth Index Fund                    07/17/01       3/31            8,715           N/A*            24,751
iShares Russell Midcap Value Index Fund                     07/17/01       3/31            7,873           N/A*            24,752
iShares Cohen & Steers Realty Majors Index Fund             01/29/01       4/30           18,265         35,513             2,014
iShares Nasdaq Biotechnology Index Fund                     02/05/01       3/31           39,759         34,826             3,218
iShares Goldman Sachs Technology Index Fund                 03/13/01       7/31         4,137***         35,067             3,431
iShares Goldman Sachs Networking Index Fund                 07/10/01       7/31         2,026***         35,067             2,500
iShares Goldman Sachs Semiconductor Index Fund              07/10/01       7/31         3,872***         35,067             2,500
iShares Goldman Sachs Software Index Fund                   07/10/01       7/31         4,846***         35,067             2,500
iShares Goldman Sachs Natural Resources Index Fund          10/22/01       7/31         2,246***          N/A**            30,067
iShares MSCI EAFE Index Fund                                08/14/01       7/31       111,889***          N/A**            40,159

     * As of March 31, 2002, this Fund had not completed a full fiscal year. Please refer to the column on the far right for fees paid from inception through fiscal year ended 2002.
     ** As of July 31, 2002, this Fund had not completed a full fiscal year. Please refer to the column on the far right for fees paid from inception through fiscal year ended 2002.
     *** Fees shown are for the period from August 1, 2002 through June 30, 2003 and are not audited.
     **** Fund had not commenced operations as of the date of this SAI.

Index Providers. Each Fund is based upon a particular index compiled by one of the following Index Providers: Standard & Poor's (a division of the McGraw-Hill Companies), Frank Russell Company, Dow Jones & Company, Cohen & Steers, Nasdaq, Goldman Sachs and MSCI. None of the Index Providers is affiliated with a Fund or with BGI or its affiliates. Each Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider. BGI has provided the sub-licenses without charge to any Fund.

________________________________________________________________________________
page 46                                                                 i|Shares

Brokerage Transactions

The policy of the Trust regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Trust's policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods.

                                                                                                                      Commissions
                                                                                                                       Paid From
                                                                                      Commissions      Commissions     Inception
                                                                                    Paid During Full Paid During Full   through
                                                              Inception Fiscal Year    Fiscal Year      Fiscal Year   First Fiscal
Name                                                            Date        End        Ended 2003       Ended 2002      Year End
----                                                            ----        ---        ----------       ----------      --------
iShares S&P 100 Index Fund                                     10/23/00     3/31       $    7,138       $   21,328      $10,048
iShares S&P 500 Index Fund                                     05/15/00     3/31          150,954          147,702      108,184
iShares S&P 500/BARRA Growth Index Fund                        05/22/00     3/31           36,653           29,087       33,848
iShares S&P 500/BARRA Value Index Fund                         05/22/00     3/31           73,609           58,281       21,238
iShares S&P MidCap 400 Index Fund                              05/22/00     3/31           86,335           64,128      114,412
iShares S&P MidCap 400/BARRA Growth Index Fund                 07/24/00     3/31          151,631           62,671       53,624
iShares S&P MidCap 400/BARRA Value Index Fund                  07/24/00     3/31           98,331           50,428       17,281
iShares S&P SmallCap 600 Index Fund                            05/22/00     3/31          184,495          126,854       68,518
iShares S&P SmallCap 600/BARRA Growth Index Fund               07/24/00     3/31          186,702           39,345       35,000
iShares S&P SmallCap 600/BARRA Value Index Fund                07/24/00     3/31          143,910           66,161       18,621
iShares S&P Global 100 Index Fund                              12/05/00     3/31            4,936            3,319        6,271
iShares S&P Global Energy Sector Index Fund                    11/12/01     3/31            3,277             N/A*          570
iShares S&P Global Financials Sector Index Fund                11/12/01     3/31            2,360             N/A*            5
iShares S&P Global Healthcare Sector Index Fund                11/13/01     3/31            1,944             N/A*          139
iShares S&P Global Technology Sector Index Fund                11/12/01     3/31              549             N/A*          550
iShares S&P Global Telecommunications Sector Index Fund        11/12/01     3/31            4,683             N/A*          732
iShares S&P Europe 350 Index Fund                              07/25/00     3/31           63,087           21,999       43,104
iShares S&P Latin America 40 Index Fund                        10/25/01     3/31            4,867             N/A*          735
iShares S&P/TOPIX 150 Index Fund                               10/23/01     3/31              914             N/A*          170
iShares Dow Jones U.S. Total Market Index Fund                 06/12/00     4/30            8,355            9,435        3,952

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

                                                                                                                      Commissions
                                                                                                                       Paid From
                                                                                      Commissions      Commissions     Inception
                                                                                    Paid During Full Paid During Full   through
                                                              Inception Fiscal Year    Fiscal Year      Fiscal Year   First Fiscal
Name                                                            Date        End        Ended 2003       Ended 2002      Year End
----                                                            ----        ---        ----------       ----------      --------
iShares Dow Jones U.S. Basic Materials Sector Index Fund       06/12/00     4/30            9,391            3,638        3,200
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund     06/12/00     4/30           15,039            3,963        7,899
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund 06/12/00     4/30            9,206            4,096        7,950
iShares Dow Jones U.S. Energy Sector Index Fund                06/12/00     4/30           13,895           16,680       11,042
iShares Dow Jones U.S. Financial Sector Index Fund             05/22/00     4/30           10,519            5,467       13,493
iShares Dow Jones U.S. Healthcare Sector Index Fund            06/12/00     4/30           11,136            4,611        3,101
iShares Dow Jones U.S. Industrial Sector Index Fund            06/12/00     4/30            6,521           23,318       10,950
iShares Dow Jones U.S. Technology Sector Index Fund            05/15/00     4/30           10,064           12,021       12,969
iShares Dow Jones U.S. Telecommunications Sector Index Fund    05/22/00     4/30           75,981           58,357       59,573
iShares Dow Jones U.S. Utilities Sector Index Fund             06/12/00     4/30           77,249           16,579        6,002
iShares Dow Jones U.S. Financial Services Index Fund           06/12/00     4/30            3,897            1,925        3,669
iShares Dow Jones U.S. Real Estate Index Fund                  06/12/00     4/30           72,203           19,967       18,648
iShares Dow Jones Transportation Average Index Fund****             N/A     4/30              N/A              N/A          N/A
iShares Russell 3000 Index Fund                                05/22/00     3/31           66,339          101,505       10,762
iShares Russell 3000 Growth Index Fund                         07/24/00     3/31            2,932            5,112          481
iShares Russell 3000 Value Index Fund                          07/24/00     3/31            7,032           11,853        2,279
iShares Russell 2000 Index Fund                                05/22/00     3/31          437,267          760,213      435,597
iShares Russell 2000 Growth Index Fund                         07/24/00     3/31           95,215          164,482       23,347
iShares Russell 2000 Value Index Fund                          07/24/00     3/31          201,981          340,383       41,057
iShares Russell 1000 Index Fund                                05/15/00     3/31           19,186           31,665       25,814
iShares Russell 1000 Growth Index Fund                         05/22/00     3/31           20,912           53,986        9,375
iShares Russell 1000 Value Index Fund                          05/22/00     3/31           57,468           91,295       15,263
iShares Russell Midcap Index Fund                              07/17/01     3/31            8,349             N/A*        4,555
iShares Russell Midcap Growth Index Fund                       07/17/01     3/31            8,503             N/A*        2,100
iShares Russell Midcap Value Index Fund                        07/17/01     3/31            9,521             N/A*        4,117
iShares Cohen & Steers Realty Majors Index Fund                01/29/01     4/30           52,718           19,119        1,391
iShares Nasdaq Biotechnology Index Fund                        02/05/01     3/31          211,571           29,880        9,616
iShares Goldman Sachs Technology Index Fund                    03/13/01     7/31         5,538***            5,088          249
iShares Goldman Sachs Networking Index Fund                    07/10/01     7/31        35,718***           67,648        4,244
iShares Goldman Sachs Semiconductor Index Fund                 07/10/01     7/31        12,908***            4,039            0
iShares Goldman Sachs Software Index Fund                      07/10/01     7/31         2,642***            3,602            0
iShares Goldman Sachs Natural Resources Index Fund             10/22/01     7/31         5,417***            N/A**        2,758
iShares MSCI EAFE Index Fund                                   08/14/01     7/31       329,507***            N/A**      279,407

     * As of March 31, 2002, this Fund had not completed a full fiscal year. Please refer to the column on the far right for commissions paid from inception through fiscal year ended 2002.
     ** As of July 31, 2002, this Fund had not completed a full fiscal year. Please refer to the column on the far right for commissions paid from inception through fiscal year ended 2002.
     *** Commissions shown are for the period from August 1, 2002 through June 30, 2003 and are not audited.
     **** Fund had not commenced operations as of the date of this SAI.

The total commissions paid during the past fiscal year by the Trust for Funds with fiscal years ending on March 31, 2003, April 30, 2003 and July 31, 2003 (as of June 30, 2003) was $3,137,330.

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's most recently completed fiscal year.

                                                                Fiscal Year                                       Market Value of
      Fund                                                         End                    Issuer                    Investment
      ----                                                         ---                    ------                    ----------
      iShares S&P 100 Index Fund                                   3/31       Citigroup Inc.                       $11,916,944
                                                                              The Goldman Sachs Group Inc.           2,161,676
                                                                              Merrill Lynch & Co. Inc.               2,060,599
                                                                              Lehman Brothers Holdings Inc             942,191

      iShares S&P 500 Index Fund                                   3/31       Citigroup Inc.                       105,931,993
                                                                              Bank of America Corp.                 60,075,124
                                                                              Morgan Stanley & Co. Inc.             24,864,491
                                                                              The Goldman Sachs Group Inc.          19,191,480
                                                                              Merrill Lynch & Co. Inc.              18,313,199
                                                                              Bank of New York Co. Inc.              9,391,665
                                                                              Lehman Brothers Holdings Inc           8,364,337
                                                                              Charles Schwab Group Inc.              5,831,291

________________________________________________________________________________
page 48                                                                 i|Shares

                                                                Fiscal Year                                       Market Value of
      Fund                                                         End                    Issuer                    Investment
      ----                                                         ---                    ------                    ----------
      iShares S&P 500/BARRA Value Index Fund                       3/31       Citigroup Inc.                        31,383,468
                                                                              Bank of America Corp.                 17,796,952
                                                                              JP Morgan Chase Co.                    8,391,514
                                                                              Morgan Stanley & Co. Inc.              7,364,772
                                                                              The Goldman Sachs Group Inc.           5,696,866
                                                                              Merrill Lynch & Co. Inc.               5,426,077
                                                                              Bank of New York Co. Inc.              2,787,200
                                                                              Lehman Brothers Holdings Inc           2,485,387

      iShares S&P Global 100 Index Fund                            3/31       Citigroup Inc.                         2,313,180
                                                                              Morgan Stanley & Co. Inc.                542,116
                                                                              Credit Suisse Group                      264,125

      iShares S&P Global Financial Sector Index Fund               3/31       Citigroup Inc.                           993,538
                                                                              HSBC Holdings Plc                        624,183
                                                                              Bank of America Corp.                    561,456
                                                                              Morgan Stanley & Co. Inc.                240,838
                                                                              Deutsche Bank AG                         151,913
                                                                              Royal Bank of Canada                     143,879
                                                                              Credit Suisse Group                      113,927
                                                                              Lehman Brothers Holdings Inc              76,230
                                                                              State Street Corp.                        59,211

      iShares S&P/TOPIX 150 Index Fund                             3/31       Nomura Inc.                              187,468

      iShares S&P Europe 350 Index Fund                            3/31       Deutsche Bank AG                       2,742,281
                                                                              Credit Suisse Group                    2,114,826

      iShares Dow Jones U.S. Total Market Index Fund               4/30       Citigroup Inc.                         3,840,612
                                                                              Morgan Stanley & Co. Inc.                841,166
                                                                              Merrill Lynch & Co. Inc.                 646,784
                                                                              The Goldman Sachs Group Inc.             348,381
                                                                              Prudential Financial Inc.                344,509
                                                                              Lehman Brothers Holdings Inc             291,047
                                                                              Charles Schwab Corp.                     169,580

      iShares Dow Jones U.S. Financial Sector Index Fund           4/30       Citigroup Inc.                        15,252,197
                                                                              JP Morgan Chase Co.                    4,424,542
                                                                              Morgan Stanley & Co. Inc.              3,350,343
                                                                              Merrill Lynch & Co. Inc.               2,565,502
                                                                              The Goldman Sachs Group Inc.           1,376,826
                                                                              Prudential Financial Inc.              1,367,581
                                                                              Lehman Brothers Holdings Inc           1,154,114
                                                                              Charles Schwab Corp.                     667,634
                                                                              Jeffries Group Inc.                       63,354

      iShares Dow Jones U.S. Financial Services Index Fund         4/30       Citigroup Inc.                        16,702,877
                                                                              JP Morgan Chase Co.                    4,845,127
                                                                              Morgan Stanley & Co. Inc.              3,668,695
                                                                              Merrill Lynch & Co. Inc.               2,810,037
                                                                              The Goldman Sachs Group Inc.           1,508,133
                                                                              Lehman Brothers Holdings Inc           1,263,934
                                                                              Charles Schwab Corp.                     730,909

      iShares Russell 3000 Index Fund                              3/31       JP Morgan Chase Co.                    5,361,637
                                                                              Morgan Stanley & Co. Inc.              4,798,467
                                                                              Merrill Lynch & Co. Inc.               3,716,611
                                                                              The Goldman Sachs Group Inc.           1,863,418
                                                                              Prudential Financial Inc.              1,859,715
                                                                              Lehman Brothers Holdings Inc           1,599,906
                                                                              Charles Schwab Corp.                     896,089
                                                                              Jeffries Group Inc.                       78,587

      iShares Russell 3000 Growth Index Fund                       3/31       Charles Schwab Corp.                     101,080
                                                                              Jeffries Group Inc.                        7,298

      iShares Russell 3000 Value Index Fund                        3/31       Morgan Stanley & Co. Inc.                984,905
                                                                              Merrill Lynch & Co. Inc.                 763,790
                                                                              The Goldman Sachs Group Inc.             382,269
                                                                              Lehman Brothers Holdings Inc             327,962

      iShares Russell 2000 Index Fund                              3/31       Jeffries Group Inc.                    2,069,677

      iShares Russell 2000 Growth Index Fund                       3/31       Jeffries Group Inc.                    1,315,339

      iShares Russell 2000 Value Index Fund                        3/31       Jeffries Group Inc.                      248,630

      iShares Russell 1000 Index Fund                              3/31       JP Morgan Chase Co.                    5,356,042
                                                                              Morgan Stanley & Co. Inc.              4,793,366
                                                                              Merrill Lynch & Co. Inc.               3,709,035
                                                                              The Goldman Sachs Group Inc.           1,861,511
                                                                              Prudential Financial Inc.              1,856,819
                                                                              Lehman Brothers Holdings Inc           1,598,924
                                                                              Charles Schwab Corp.                     892,832

      iShares Russell 1000 Growth Index Fund                       3/31       Charles Schwab Corp.                   1,723,696

      iShares Russell 1000 Value Index Fund                        3/31       JP Morgan Chase Co.                   11,888,787
                                                                              Morgan Stanley & Co. Inc.             10,639,862
                                                                              Merrill Lynch & Co. Inc.               8,216,057
                                                                              The Goldman Sachs Group Inc.           4,139,945
                                                                              Lehman Brothers Holdings Inc           3,551,279

The Trust will not deal with affiliates in principal transactions unless permitted by the applicable SEC rule or regulation or by SEC exemptive order.

The following table sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to Barclays Global Investors Services ("BGIS"), an affiliate of BGFA and a subsidiary of BGI, during the fiscal year ended 2003, the percentage of each Fund's aggregate brokerage commissions paid to BGIS during the fiscal year ended 2003, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BGIS during the fiscal year ended 2003.

                                                                                                                  Percentage of
                                                                                                                    Aggregate
                                                                                                                  Dollar Amount
                                                                                    Commissions                        of
                                                                                    Paid to BGIS   Percentage of   Transactions
                                                                                       During        Aggregate       Involving
                                                            Inception  Fiscal Year  Fiscal Year      Brokerage      Payment of
Name                                                          Date        End        Ended 2003     Commissions     Commissions
----                                                          ----        ---        ----------     -----------     -----------
iShares Nasdaq Biotechnology Index Fund                      02/05/01     3/31       $  132,966        62.85%          0.12%

The following table sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to BGIS during the fiscal years ended 2002 and 2001.

                                                                                                  Commissions
                                                                                    Commissions   Paid to BGIS
                                                                                    Paid to BGIS From Inception
                                                                                    During Full  through First
                                                            Inception  Fiscal Year  Fiscal Year   Fiscal Year
Name                                                          Date        End        Ended 2002       End
----                                                          ----        ---        ----------    -----------
iShares S&P MidCap 400 Index Fund                            05/22/00     3/31       $      571     $      0
iShares S&P MidCap 400/BARRA Growth Index Fund               07/24/00     3/31              432            0
iShares Russell 1000 Index Fund                              05/15/00     3/31            3,878            0
iShares Russell 1000 Growth Index Fund                       05/22/00     3/31            7,479            0
iShares Russell 1000 Value Index Fund                        05/22/00     3/31           25,348            0
iShares Russell Midcap Value Index Fund                      07/17/01     3/31               51            0
iShares Cohen & Steers Realty Majors Index Fund              01/29/01     4/30              800            0

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware business trust on December 16, 1999. The Trust currently is comprised of over 50 Funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional Funds. Each Fund is currently registered with the SEC as an open-end management investment company.

Each iShare issued by a Fund has a pro rata interest in the assets of that Fund. iShares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each iShare is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each iShare has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. iShares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All iShares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of iShares of a Fund and immediately prior to the commencement of trading in such Fund's iShares, a holder of iShares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of a Fund and beneficial owners of 10% of the iShares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act.

Termination of the Trust or Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of

________________________________________________________________________________
page 50                                                                 i|Shares
the Trust or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book-Entry Only System. The following information supplements and should be read in conjunction with the Shareholder Information section in the applicable Prospectus.

DTC Acts as Securities Depository for the iShares. iShares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the iShares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name", and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells iShares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

A "Business Day" with respect to each Fund is any day on which the AMEX is open for business. As of the date of the applicable Prospectus, the AMEX observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities"). Each Creation Unit Aggregation constitutes a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund's Underlying Index and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the iShares (per Creation Unit Aggregation) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 am, Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e. a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All iShares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create iShares must be placed for one or more Creation Unit Aggregations. Each Fund, except the iShares S&P 350 Europe Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financial Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund and iShares MSCI EAFE Index Fund, is hereinafter referred to as a "Domestic Fund" and each of the iShares S&P Europe 350 Index Fund, the iShares S&P Global 100 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector

________________________________________________________________________________
page 52                                                                 i|Shares

Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, and iShares MSCI EAFE Index Fund is hereinafter referred to as a "Foreign Fund." Orders to create Creation Unit Aggregations of the Foreign Funds cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 pm, Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of iShares of the applicable Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders for Domestic Funds Using Clearing Process, the Placement of Creation Orders for Domestic Funds Outside Clearing Process and the Placement of Creation Orders for Foreign Funds sections). Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Unit Aggregations of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for Domestic Funds Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through Investors Bank to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for Domestic Funds Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 pm, Eastern time, on the third Business Day following the Transmittal Date. In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

________________________________________________________________________________
iShares Construction and Maintenance Standards for the Underlying Investments

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 2:00 pm, Eastern time, on the third Business Day following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if Investors Bank does not receive both the required Deposit Securities and the Cash Component by 2:00 pm on the third Business Day following the Transmittal Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

An additional charge of up to three (3) times the normal transaction fee (for a total charge of up to four (4) times the normal transaction fee) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. This charge is subject to a limit not to exceed 10/100 of 1% (10 basis points) of the value of one Creation Unit at the time of creation.

Creation Unit Aggregations of Domestic Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the iShares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with Investors Bank the appropriate amount of federal funds by 2:00 pm, Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or Investors Bank does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with Investors Bank, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 pm, Eastern time, on the third Business Day following the transmittal date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Placement of Creation Orders for Foreign Funds. Fund Deposits in connection with the Foreign Funds will not be made either through the Clearing Process or through DTC. For each Fund, Investors Bank shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 pm, Eastern time, on the contractual settlement date.

________________________________________________________________________________
page 54                                                                 i|Shares

The Authorized Participant must also make available no later than 2:00 pm, Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of Foreign Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 pm, Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the iShares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor or BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, Investors Bank or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units of iShares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the creation transaction fee for each of the Funds.

                                                        Standard      Maximum
                                                        Creation      Creation
                                                       Transaction   Transaction
Name of Fund                                              Fee*          Fee*
------------                                              ----          ----
iShares S&P 100 Index Fund                              $   500       $ 2,000
iShares S&P 500 Index Fund                              $ 2,000       $ 8,000
iShares S&P 500/BARRA Growth Index Fund                 $   500       $ 2,000
iShares S&P 500/BARRA Value Index Fund                  $ 1,500       $ 6,000
iShares S&P MidCap 400 Index Fund                       $ 1,500       $ 6,000
iShares S&P MidCap 400/BARRA Growth Index Fund          $   500       $ 2,000
iShares S&P MidCap 400/BARRA Value Index Fund           $ 1,250       $ 5,000
iShares S&P SmallCap 600 Index Fund                     $ 2,500       $10,000
iShares S&P SmallCap 600/BARRA Growth Index Fund        $   750       $ 3,000

________________________________________________________________________________
iShares Placement of Creation Orders                                     page 55

                                                                                          Standard      Maximum
                                                                                          Creation     Creation
                                                                                         Transaction  Transaction
Name of Fund                                                                                Fee*         Fee*
------------                                                                                ---          ---
iShares S&P SmallCap 600/BARRA Value Index Fund                                            $ 1,750      $ 7,000
iShares S&P Global 100 Index Fund                                                          $ 2,000      $ 8,000
iShares S&P Global Energy Sector Index Fund                                                $   600      $ 2,400
iShares S&P Global Financial Sector Index Fund                                             $ 4,200      $16,800
iShares S&P Global Healthcare Sector Index Fund                                            $   700      $ 2,800
iShares S&P Global Technology Sector Index Fund                                            $ 1,400      $ 5,600
iShares S&P Global Telecommunications Sector Index Fund                                    $   900      $ 3,600
iShares S&P Europe 350 Index Fund                                                          $12,000      $48,000
iShares S&P Latin America 40 Index Fund                                                    $   450      $ 1,800
iShares S&P/TOPIX 150 Index Fund                                                           $ 3,000      $12,000
iShares Dow Jones U.S. Total Market Index Fund                                             $ 8,000      $32,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund                                   $   500      $ 2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund                                 $ 1,500      $ 6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund                             $   500      $ 2,000
iShares Dow Jones U.S. Energy Sector Index Fund                                            $   500      $ 2,000
iShares Dow Jones U.S. Financial Sector Index Fund                                         $ 1,500      $ 6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund                                        $   750      $ 3,000
iShares Dow Jones U.S. Industrial Sector Index Fund                                        $ 1,500      $ 6,000
iShares Dow Jones U.S. Technology Sector Index Fund                                        $ 1,250      $ 5,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund                                $   250      $ 1,000
iShares Dow Jones U.S. Utilities Sector Index Fund                                         $   500      $ 2,000
iShares Dow Jones U.S. Financial Services Index Fund                                       $ 1,000      $ 4,000
iShares Dow Jones U.S. Real Estate Index Fund                                              $   500      $ 2,000
iShares Dow Jones Transportation Average Index Fund                                        $   200      $   800
iShares Russell 3000 Index Fund                                                            $11,500      $20,000
iShares Russell 3000 Growth Index Fund                                                     $ 7,000      $28,000
iShares Russell 3000 Value Index Fund                                                      $ 8,000      $32,000
iShares Russell 2000 Index Fund                                                            $ 7,500      $30,000
iShares Russell 2000 Growth Index Fund                                                     $ 5,000      $20,000
iShares Russell 2000 Value Index Fund                                                      $ 5,000      $20,000
iShares Russell 1000 Index Fund                                                            $ 4,000      $16,000
iShares Russell 1000 Growth Index Fund                                                     $ 2,000      $ 8,000
iShares Russell 1000 Value Index Fund                                                      $ 3,000      $12,000
iShares Russell Midcap Index Fund                                                          $ 3,150      $12,600
iShares Russell Midcap Growth Index Fund                                                   $ 1,600      $ 6,400
iShares Russell Midcap Value Index Fund                                                    $ 2,300      $ 9,200
iShares Cohen & Steers Realty Majors Index Fund                                            $   250      $ 1,000
iShares Nasdaq Biotechnology Index Fund                                                    $   350      $ 1,400
iShares Goldman Sachs Technology Index Fund                                                $ 1,250      $ 3,600
iShares Goldman Sachs Networking Index Fund                                                $   200      $   800
iShares Goldman Sachs Semiconductor Index Fund                                             $   250      $ 1,000
iShares Goldman Sachs Software Index Fund                                                  $   250      $ 1,000
iShares Goldman Sachs Natural Resources Index Fund                                         $   500      $ 2,000
iShares MSCI EAFE Index Fund                                                               $22,000      $88,000

 * If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Redemption of iShares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through Investors Bank and only on a Business Day. A Fund will not redeem iShares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough iShares in the secondary market to constitute a Creation Unit Aggregation in order to have such iShares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, (i) through the NSCC for Domestic Funds, and
(ii) through the Distributor, makes available immediately prior to the opening of business on the AMEX (currently 9:30 am, Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in

________________________________________________________________________________
page 56                                                                 i|Shares
proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the iShares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the iShares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the AMEX is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the AMEX is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the iShares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the redemption transaction fee for each of the Funds.

                                                                                         Standard    Maximum
                                                                                        Redemption Redemption
                                                                                       Transaction Transaction
Name of Fund                                                                               Fee*       Fee*
------------                                                                               ----       ----
iShares S&P 100 Index Fund                                                               $   500     $ 2,000
iShares S&P 500 Index Fund                                                               $ 2,000     $ 8,000
iShares S&P 500/BARRA Growth Index Fund                                                  $   500     $ 2,000
iShares S&P 500/BARRA Value Index Fund                                                   $ 1,500     $ 6,000
iShares S&P MidCap 400 Index Fund                                                        $ 1,500     $ 6,000
iShares S&P MidCap 400/BARRA Growth Index Fund                                           $   500     $ 2,000
iShares S&P MidCap 400/BARRA Value Index Fund                                            $ 1,250     $ 5,000
iShares S&P SmallCap 600 Index Fund                                                      $ 2,500     $10,000
iShares S&P SmallCap 600/BARRA Growth Index Fund                                         $   750     $ 3,000
iShares S&P SmallCap 600/BARRA Value Index Fund                                          $ 1,750     $ 7,000
iShares S&P Global 100 Index Fund                                                        $ 2,000     $ 8,000
iShares S&P Global Energy Sector Index Fund                                              $   600     $ 2,400
iShares S&P Global Financials Sector Index Fund                                          $ 4,200     $16,800
iShares S&P Global Healthcare Sector Index Fund                                          $   700     $ 2,800
iShares S&P Global Technology Sector Index Fund                                          $ 1,400     $ 5,600
iShares S&P Global Telecommunications Sector Index Fund                                  $   900     $ 3,600
iShares S&P Europe 350 Index Fund                                                        $12,000     $48,000
iShares S&P Latin America 40 Index Fund                                                  $   450     $ 1,800
iShares S&P/Topix 150 Index Fund                                                         $ 3,000     $12,000
iShares Dow Jones U.S. Total Market Index Fund                                           $ 8,000     $32,000
iShares Dow Jones U.S. Basic Materials Sector Index Fund                                 $   500     $ 2,000
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund                               $ 1,500     $ 6,000
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund                           $   500     $ 2,000
iShares Dow Jones U.S. Energy Sector Index Fund                                          $   500     $ 2,000
iShares Dow Jones U.S. Financial Sector Index Fund                                       $ 1,500     $ 6,000
iShares Dow Jones U.S. Healthcare Sector Index Fund                                      $   750     $ 3,000
iShares Dow Jones U.S. Industrial Sector Index Fund                                      $ 1,500     $ 6,000
iShares Dow Jones U.S. Technology Sector Index Fund                                      $ 1,250     $ 5,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund                              $   250     $ 1,000
iShares Dow Jones U.S. Utilities Sector Index Fund                                       $   500     $ 2,000
iShares Dow Jones U.S. Financial Services Index Fund                                     $ 1,000     $ 4,000
iShares Dow Jones U.S. Real Estate Index Fund                                            $   500     $ 2,000
iShares Dow Jones Transportation Average Index Fund                                      $   200     $   800
iShares Russell 3000 Index Fund                                                          $ 5,000     $20,000
iShares Russell 3000 Growth Index Fund                                                   $ 7,000     $28,000
iShares Russell 3000 Value Index Fund                                                    $ 8,000     $32,000
iShares Russell 2000 Index Fund                                                          $ 7,500     $30,000
iShares Russell 2000 Growth Index Fund                                                   $ 5,000     $20,000
iShares Russell 2000 Value Index Fund                                                    $ 5,000     $20,000

________________________________________________________________________________
iShare Acceptance of Orders                                              page 57

                                                                                             Standard    Maximum
                                                                                            Redemption Redemption
                                                                                           Transaction Transaction
Name of Fund                                                                                   Fee*       Fee*
------------                                                                                   ---        ---
iShares Russell 1000 Index Fund                                                              $ 4,000     $16,000
iShares Russell 1000 Growth Index Fund                                                       $ 2,000     $ 8,000
iShares Russell 1000 Value Index Fund                                                        $ 3,000     $12,000
iShares Russell Midcap Index Fund                                                            $ 3,150     $12,600
iShares Russell Midcap Growth Index Fund                                                     $ 1,600     $ 6,400
iShares Russell Midcap Value Index Fund                                                      $ 2,300     $ 9,200
iShares Cohen & Steers Realty Majors Index Fund                                              $   250     $ 1,000
iShares Nasdaq Biotechnology Index Fund                                                      $   350     $ 1,400
iShares Goldman Sachs Technology Index Fund                                                  $   900     $ 3,600
iShares Goldman Sachs Networking Index Fund                                                  $   200     $   800
iShares Goldman Sachs Semiconductor Index Fund                                               $   250     $ 1,000
iShares Goldman Sachs Software Index Fund                                                    $   250     $ 1,000
iShares Goldman Sachs Natural Resources Index Fund                                           $   500     $ 2,000
iShares MSCI EAFE Index Fund                                                                 $22,000     $88,000

* If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Placement of Redemption Orders for Domestic Funds Using Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders for Domestic Funds Outside Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of iShares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 11:00 am, Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders for Foreign Funds. Orders to redeem Creation Unit Aggregations of Foreign Funds must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of Foreign Funds is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than 10:00 am, Eastern time, on the next Business Day following the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 10:00 am, Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take

________________________________________________________________________________
page 58                                                                 i|Shares
longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Foreign Funds.

In connection with taking delivery of shares of Fund Securities upon redemption of iShares of Foreign Funds, a redeeming Beneficial Owner or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund. The Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which BGFA may change from time to time, of the value of the missing iShares. The current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing iShares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to Investors Bank by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of iShares of the relevant Fund are delivered to Investors Bank prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. If, however, a redemption order is submitted to Investors Bank by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of iShares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the iShares of the relevant Fund are delivered through DTC to Investors Bank by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such iShares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its iShares based on the NAV of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of iShares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the iShares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Foreign Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Foreign Fund, stockholders may not be able to redeem their shares of such Foreign Fund, or to purchase and sell iShares of such Foreign Fund on the AMEX or the CBOE, on days when the NAV of such Foreign Fund could be significantly affected by events in the relevant foreign markets.

________________________________________________________________________________
iShares Redemption of iShares                                            page 59

Foreign Market Hours

Argentina
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 5:00 pm Screened based system (SINAC)
Open Outcry - 1:00 pm to 5:00 pm

Australia
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm Closing Single Price Auction - 4:00 pm to 4:05 pm
Late trading daily - 4:05 pm to 7:00 pm

Austria
Primary Exchange Trading Hours - Monday through Friday, 9:16 am to 3:00 pm Electronic Quote Delivery Service (EQOS)/9:30 am to 3:00 pm (Other trading)

Belgium
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:45 pm

Brazil
Primary Exchange Trading Hours - Monday through Friday, 11:30 am to 1:00 pm; 2:30 pm to 6:00 pm

Canada
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 4:00 pm

Chile
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 5:30 pm

Denmark
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:00 pm

Finland
Primary Exchange Trading Hours - Monday through Friday 10:30 am to 5:30 pm - Continuous trading (Preceded by a 10 min pre-matching period)

France
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 10:00 am (Pre-market) 10:00 am to 5:05 pm

Germany
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 5:00 pm

Greece
Primary Exchange Trading Hours - Monday through Friday, 10:45 am to 1:30 pm/(pre-trading 10:15 am to 10:45 am)

Hong Kong
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:00 pm

Indonesia
Primary Exchange Trading Hours - Monday through Thursday, 9:30 am to 12:00 pm/ 1:30 pm to 4:00 pm Friday 9:30 am to 11:30 am/2:00 pm to 4:00 pm

Ireland
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 5:30 pm

Italy
Primary Exchange Trading Hours - Monday through Friday, 8:00 am to 9:30 am (Pre-open)/

________________________________________________________________________________
page 60                                                                 i|Shares

9:30-5:45 (Trading)

Japan
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 11:00am/ 12:30 pm to 3:00 pm (Osaka has a 10min pre & post session)

Malaysia
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:30 pm to 5:00 pm

Mexico
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 3:00 pm

Netherlands
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 4:30 pm

New Zealand
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 9:30 am (pre-market) 9:30 am to 3:30 pm

Norway
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 4:00 pm (with 1/2 hour, pre-market matching session)

Philippines
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 12:00 pm There is a 10 minute extension at the close.

Portugal
Primary Exchange Trading Hours - Monday through Friday, 8:30 am to 4:30 pm

Singapore
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:30 pm/2:00 pm to 5:00 pm

South Africa
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 1:00 pm/ 2:00 pm to 4:30 pm

South Korea
Primary Exchange Trading Hours - Monday through Friday, 9:30 am to 12:00 pm/1:00 pm to 3:00 pm After-hours session 3:10 pm to 3:40 pm

Spain
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 10:00 am (Pre-opening) 10:00 am to 5:00 pm (Trading)

Sweden
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 5:00 pm

Switzerland
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 5:00 pm

Taiwan
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 12:00 pm Saturday, 9:00 am to 11:00 am (closed 2nd & 4th Saturday of each month)

Thailand
Primary Exchange Trading Hours - Monday through Friday, 10:00 am to 12:30 pm/2:30 pm to 4:30 pm

United Kingdom
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 4:30 pm

________________________________________________________________________________
iShares Taxes                                                            page 61

United States
Primary Exchange Trading Hours - Monday through Friday, 9:00 am to 4:00 pm (Nasdaq) 9:30 am to 4:00 pm (AMEX)

Venezuela
Primary Exchange Trading Hours - Monday through Friday, 9:45 am to 2:00 pm

Regular Holidays. The dates in calendar year 2003 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina                                    Netherlands
Jan 1       May 25    Aug 21                 Jan 1         May 29
Apr 17      Jun 9     Oct 12                 Apr 18        Jun 9
Apr 18      Jun 23    Dec 8                  Apr 21        Dec 25
May 1       Jul 9     Dec 25                 Apr 30        Dec 26
Australia                                    Norway
Jan 1       Apr 25    Dec 25                 Jan 1         May 1   Dec 25
Jan 27      Jun 9     Dec 26                 Apr 17        May 17  Dec 26
Apr 18      Aug 4                            Apr 18        May 29
Apr 21      Oct 6                            Apr 21        Jun 9


Austria                                      Portugal
Jan 1       May 29    Oct 26   Dec 25        Jan 1         Apr 25  Aug 15 Dec 8
Jan 6       Jun 9     Nov 1    Dec 26        Mar 4         May 1   Oct 5  Dec 25
Apr 21      Jun 19    Dec 8                  Apr 18        Jun 10  Nov 1
May 1       Aug 15    Dec 24                 Apr 21        Jun 19  Dec 1

Belgium                                      Singapore
Jan 1       Jun 9     Nov 11                 Jan 1         Apr 18  Oct 23
Apr 21      Jul 21    Dec 25                 Feb 1         May 1   Nov 25
May 1       Aug 15    Dec 26                 Feb 3         May 15  Dec 25
May 29      Nov 1                            Feb 12        Aug 9

Brazil                                       Spain
Jan 1       Apr 21    Oct 12                 Jan 1         May 1   Dec 8
Mar 3       May 1     Nov 2                  Jan 6         Oct 12  Dec 25
Mar 4       Jun 19    Nov 15                 Apr 18        Nov 1   Dec 26
Apr 18      Sep 7     Dec 25                 Apr 21        Dec 6

Canada                                       Sweden
Jan 1       Aug 4     Dec 25                 Jan 1         May 1   Dec 25
Apr 18      Sep 1     Dec 26                 Jan 6         May 29  Dec 26
May 19      Oct 13                           Apr 18        Jun 9
Jul 1       Nov 1                            Apr 21        Jun 20

Chile                                        Switzerland
Jan 1       Jun 19    Sep 6    Nov 1         Jan 1         May 1   Dec 24
Apr 18      Jun 28    Sep 18   Dec 8         Jan 2         May 29  Dec 25
May 1       Aug 15    Sep 19   Dec 25        Apr 18        Jun 9   Dec 26
May 21      Sep 1     Oct 12                 Apr 21        Aug 1

________________________________________________________________________________
page 62                                                                 i|Shares

Denmark                                                  Taiwan
Jan 1      May 16      Dec 24                            Jan 1          Feb 3      Apr 5    Oct 10
Apr 17     May 29      Dec 25                            Jan 31         Feb 4      May 1
Apr 18     Jun 5       Dec 26                            Feb 1          Feb 5      Jun 4
Apr 21     Jun 9                                         Feb 2          Feb 28     Sep 11

Finland                                                  United Kingdom
Jan 1      May 1       Dec 6                             Jan 1          May 26
Jan 6      May 29      Dec 24                            Apr 18         Aug 25
Apr 18     Jun 20      Dec 25                            Apr 21         Dec 25
Apr 21     Jun 21      Dec 26                            May 5          Dec 26

France                                                   Greece
Jan 1      May 29      Nov 1                             Jan 1          Apr 25     Aug 15
Apr 21     Jun 9       Nov 11                            Jan 6          Apr 28     Oct 28
May 1      Jul 14      Dec 25                            Mar 10         May 1      Dec 25
May 8      Aug 15                                        Mar 25         Jun 16     Dec 26

Germany                                                  Indonesia
Jan 1      May 29      Nov 1     Dec 31                  Jan 1          Apr 2      May 29   Nov 26
Apr 18     Jun 9       Dec 24                            Feb 1          Apr 18     Aug 17   Dec 25
Apr 21     Jun 19      Dec 25                            Feb 12         May 14     Sep 24
May 1      Oct 3       Dec 26                            Mar 4          May 16     Nov 25

Hong Kong                                                New Zealand
Jan 1      Feb 3       Apr 21    Jul 1     Dec 25        Jan 1          Apr 18     Oct 27
Jan 31     Apr 5       May 1     Sep 12    Dec 26        Jan 2          Apr 21     Dec 25
Feb 1      Apr 18      May 8     Oct 1                   Jan 27         Apr 25     Dec 26
Feb 2      Apr 19      Jun 4     Oct 4                   Feb 6          Jun 2

Ireland                                                  Philippines
Jan 1      May 5       Dec 25                            Jan 1          May 1      Nov 2    Dec 31
Mar 17     Jun 2       Dec 26                            Apr 9          Jun 12     Nov 30
Apr 18     Aug 4                                         Apr 17         Aug 24     Dec 25
Apr 21     Oct 27                                        Apr 18         Nov 1      Dec 30

Italy                                                    South Africa
Jan 1      May 1       Dec 25                            Jan 1          Apr 27     Sep 24
Jan 6      Aug 15      Dec 26                            Mar 21         May 1      Dec 16
Apr 21     Nov 1                                         Apr 18         Jun 16     Dec 25
Apr 25     Dec 8                                         Apr 21         Aug 9      Dec 26

Japan                                                    Thailand
Jan 1      Feb 11      May 4     Sep 23    Dec 23        Jan 1          Apr 15     Jul 1    Dec 5
Jan 2      Mar 21      May 5     Oct 13    Dec 31        Feb 17         May 1      Jul 14   Dec 10
Jan 3      Apr 29      Jul 21    Nov 3                   Apr 7          May 5      Aug 12   Dec 31
Jan 13     May 3       Sep 15    Nov 24                  Apr 14         May 15     Oct 23

________________________________________________________________________________
iShares Taxes                                                            page 63

                                                        United
Korea                                                   States
Jan 1         Apr 5       Jun 6       Sep 11            Jan 1          May 26       Nov 11
Jan 31        May 1       Jul 17      Sep 12            Jan 20         Jul 4        Nov 27
Feb 1         May 5       Aug 15      Oct 3             Feb 17         Sep 1        Dec 25
Mar 1         May 8       Sep 10      Dec 25            Apr 18         Oct 13

Malaysia                                                Venezuela
Jan 1         Mar 5       Jun 7       Nov 27            Jan 1          Apr 17       Jun 24
Feb 1         May 1       Aug 31      Dec 25            Mar 3          Apr 18       Jul 5
Feb 2         May 14      Oct 23                        Mar 4          Apr 19       Jul 24
Feb 12        May 15      Nov 26                        Mar 19         May 1        Dec 25

Mexico
Jan 1         Apr 18      Sep 16      Dec 25
Feb 5         May 1       Nov 2
Mar 21        May 5       Nov 20
Apr 17        Sep 1       Dec 12

________________________________________________________________________________
page 64                                                                 i|Shares

            Settlement Periods Greater than Seven Days for Year 2003

                  Country            Trade Date         Settlement   # of Calendar Days
                  -------            ----------         ----------   ------------------
                  Austria             12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Denmark              4/14/2003         4/22/2003            8
                                       4/15/2003         4/23/2003            8
                                       4/16/2003         4/24/2003            8
                                      12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Finland             12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Germany             12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

                  Indonesia              5/12/03           5/20/03            8
                                         5/13/03           5/21/03            8
                                        11/21/03           12/1/03           10
                                        11/24/03           12/2/03            8

                  Japan                 12/27/02            1/6/03           10
                                        12/30/02            1/7/03            8
                                        12/31/02            1/8/03            8

                  Norway               4/14/2003         4/22/2003            8
                                       4/15/2003         4/23/2003            8
                                       4/16/2003         4/24/2003            8

                  South Africa        12/18/2003        12/29/2003           11
                                      12/19/2003        12/30/2003           11
                                      12/22/2003        12/31/2003            9

                  Switzerland         12/19/2003        12/29/2003           10
                                      12/22/2003        12/30/2003            8
                                      12/23/2003        12/31/2003            8

Taxes

RIC Qualifications. The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Internal Revenue
Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies).

________________________________________________________________________________
iShares Taxes                                                            page 65

Taxation of RICs. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis in the iShares and result in a higher capital gain or lower capital loss when those iShares on which the distribution was received are sold.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year (taking into account any net capital loss carryforwards) plus 98% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Trust on behalf of the Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the iShares on which the dividend was paid for more than 60 days during the 120-day period that begins on the date that is 60 days before the date on which the iShares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net Capital Loss Carryforwards (Unaudited). Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of March 31, 2003, the tax year end for the Funds listed.

________________________________________________________________________________
page 66                                                                 i|Shares


------------------------------------------------------------------------------------------------------------------------------
iShares Index Fund                          Expiring 2009             Expiring 2010         Expiring 2011                Total
------------------------------------------------------------------------------------------------------------------------------
S&P 100                                        $       --              $  2,240,710          $  3,096,741         $  5,337,451
S&P 500                                                --                16,570,119           109,148,380          125,718,499
S&P 500/BARRA Growth                                   --                 9,841,895            24,099,560           33,941,455
S&P 500/BARRA Value                                    --                 5,134,741            23,315,922           28,450,663
S&P MidCap 400                                         --                 4,458,220             4,023,734            8,481,954
S&P MidCap 400/BARRA Growth                            --                11,111,322            22,971,326           34,082,648
S&P MidCap 400/BARRA Value                             --                 1,442,036             4,082,966            5,525,002
S&P SmallCap 600                                       --                 3,199,196            22,944,237           26,143,433
S&P SmallCap 600/BARRA Growth                          --                 4,230,989             8,134,573           12,365,562
S&P SmallCap 600/BARRA Value                           --                 4,241,868            12,218,694           16,460,562
S&P Global 100                                         --                   329,587             1,022,865            1,352,452
S&P Global Energy Sector                               --                        --                37,853               37,853
S&P Global Financials Sector                           --                        --               148,034              148,034
S&P Global Healthcare Sector                           --                        --               147,652              147,652
S&P Global Technology Sector                           --                        --               114,472              114,472
S&P Global Telecommunications Sector                   --                        --               505,504              505,504
S&P Europe 350                                      3,295                   904,300             2,116,359            3,023,954
S&P Latin America 40                                   --                        --                29,834               29,834
S&P/TOPIX 150                                          --                        --               276,198              276,198
Nasdaq Biotechnology                                   --                 2,280,865            29,163,198           31,444,063
Russell 3000                                           --                21,789,321            14,801,082           36,590,403
Russell 3000 Growth                                    --                 4,176,050             6,607,675           10,783,725
Russell 3000 Value                                     --                   605,073             1,545,605            2,150,678
Russell 2000                                           --                47,681,248           112,740,686          160,433,615
Russell 2000 Growth                                    --                14,797,300            71,115,684           85,912,984
Russell 2000 Value                                     --                 6,847,139            18,124,608           24,971,747
Russell 1000                                           --                12,325,552             9,763,804           22,089,356
Russell 1000 Growth                                    --                20,107,067            68,492,707           88,599,774
Russell 1000 Value                                 99,151                 5,765,240            15,563,320           21,427,711
Russell Midcap                                         --                    66,369             1,282,837            1,349,206
Russell Midcap Growth                                  --                    40,231            10,035,874           10,076,105
Russell Midcap Value                                   --                    30,986               477,717              508,703

The following Funds had tax basis net capital loss carryforwards as of April 30, 2003, the tax year end for the Funds listed:

------------------------------------------------------------------------------------------------------------------------------
iShares Index Fund                          Expiring 2009             Expiring 2010         Expiring 2011                Total
------------------------------------------------------------------------------------------------------------------------------
Dow Jones U.S. Total Market                    $       --              $  2,220,191          $  2,507,100         $  4,727,291
Dow Jones U.S. Basic Materials                         --                    67,181               474,468              541,649
Dow Jones U.S. Consumer Cyclical                       --                   214,348               640,467              854,815
Dow Jones U.S. Consumer Non-Cyclical               12,169                   410,794               786,981            1,209,944
Dow Jones U.S. Energy Sector                          369                   643,271             4,517,083            5,160,723
Dow Jones U.S. Financial Sector                        --                   146,667             1,198,744            1,345,411
Dow Jones U.S. Healthcare Sector                       --                   154,330             1,118,085            1,272,415
Dow Jones U.S. Industrial Sector                       --                 4,102,570             1,969,601            6,072,171
Dow Jones U.S. Technology Sector                       --                 3,803,426            10,610,555           14,413,981
Dow Jones U.S. Telecommunications Sector               --                10,282,380            12,349,430           22,631,810
Dow Jones U.S. Utilities Sector                        --                   173,950             5,246,921            5,420,871
Dow Jones U.S. Financial Services                      --                   138,646               506,488              645,134
Dow Jones U.S. Real Estate                             --                        --               818,229              818,229
Cohen & Steers Realty Majors                           --                    66,455                    --               66,455


The following Funds had tax basis net capital loss carryforwards as of July 31, 2002, the tax year end for the Funds listed:

------------------------------------------------------------------------------------------------------------------------------
iShares Index Fund                                                                          Expiring 2010                Total
------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Technology                                                                     $    638,692         $    638,692
Goldman Sachs Networking                                                                          130,370              130,370
Goldman Sachs Semiconductor                                                                       175,882              175,882
Goldman Sachs Software                                                                            177,253              177,253
MSCI EAFE                                                                                          55,269               55,269




________________________________________________________________________________
iShares Taxes                                                            page 67

Funds Holding Foreign Investments. Each Fund, but in particular iShares Europe 350 Index Fund, iShares S&P Global 100, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, and iShares MSCI EAFE Index Fund, may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the iShares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fourteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and, in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Federal Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by BGFA in accordance with procedures adopted by the Board.

________________________________________________________________________________
page 68                                                                 i|Shares

Each Listing Exchange intends to disseminate every fifteen seconds the approximate value of the iShares of every Fund except of the iShares S&P Europe 350 Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund and the iShares S&P Global 100 Index Fund. Bloomberg will provide approximate values for those Funds on a similar basis. This approximate value should not be viewed as a "real-time" update of the NAV of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on iShares are distributed, as described below, on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.

Performance and Other Information

The performance of the Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return and cumulative total return.

Total Return Quotation (Before Taxes). Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (or the life of a Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Average annual total return is calculated according to the following formula:
P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion).

Total Return Quotation (After-Taxes on Distributions). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)/n/ = ATV\\D\\, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV\\D\\ = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period due to legislative rate adjustments. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Sale). The total return (after-taxes on distributions and sale) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is sold at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)/n/ = ATV\\DR\\, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and sale); n = number of years; and ATV\\DR\\ = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is sold at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on sales by shareholders are calculated by subtracting the capital gains taxes resulting from the sale and adding the tax benefit from capital losses resulting from the sale. Applicable tax rates may vary over the measurement period due to legislative rate adjustments. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Cumulative Total Return Quotation. Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently the Trust does not make a dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it will not be expressed in terms of an average rate of return.

Quotations of cumulative total return or average annual total return reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for a Fund will vary based on changes in market conditions and the level of such Fund's expenses, and no reported performance figure should be considered an indication of performance that may be expected in the future.

The following table sets forth each Fund's average annual total returns for the most recently completed fiscal year and since inception as of the most recent fiscal year end, calculated as set forth above.

--------------------------------------------------------------------------------
iShares Performance and Other Information                                page 69

                                                                                                                       1 Year
                                                                                                                       ------
                                                                                       Fiscal                       Return After
                                                                      Inception         Year                          Taxes on
Name                                                                    Date            End         Return         Distributions
----                                                                    ----            ---         ------         -------------
iShares S&P 100 Index Fund                                             10/23/00         3/31        -24.49%           -24.91%
iShares S&P 500 Index Fund                                             05/15/00         3/31        -24.80%           -25.28%
iShares S&P 500/BARRA Growth Index Fund                                05/22/00         3/31        -23.72%           -24.04%
iShares S&P 500/BARRA Value Index Fund                                 05/22/00         3/31        -26.29%           -26.84%
iShares S&P MidCap 400 Index Fund                                      05/22/00         3/31        -23.59%           -23.85%
iShares S&P MidCap 400/BARRA Growth Index Fund                         07/24/00         3/31        -24.45%           -24.53%
iShares S&P MidCap 400/BARRA Value Index Fund                          07/24/00         3/31        -23.13%           -23.56%
iShares S&P SmallCap 600 Index Fund                                    05/22/00         3/31        -24.91%           -25.10%
iShares S&P SmallCap 600/BARRA Growth Index Fund                       07/24/00         3/31        -21.39%           -21.48%
iShares S&P SmallCap 600/BARRA Value Index Fund                        07/24/00         3/31        -28.75%           -28.99%
iShares S&P Global 100 Index Fund                                      12/05/00         3/31        -25.46%           -25.81%
iShares S&P Global Energy Sector Index Fund                            11/12/01         3/31        -16.91%           -17.51%
iShares S&P Global Financials Sector Index Fund                        11/12/01         3/31        -24.03%           -24.41%
iShares S&P Global Healthcare Sector Index Fund                        11/13/01         3/31        -18.36%           -18.55%
iShares S&P Global Technology Sector Index Fund                        11/12/01         3/31        -35.54%           -35.54%
iShares S&P Global Telecommunications Sector Index Fund                11/12/01         3/31        -24.24%           -24.72%
iShares S&P Europe 350 Index Fund                                      07/25/00         3/31        -25.73%           -26.32%
iShares S&P Latin America 40 Index Fund                                10/25/01         3/31        -30.54%           -31.19%
iShares S&P/TOPIX 150 Index Fund                                       10/23/01         3/31        -21.36%           -21.61%
iShares Dow Jones U.S. Total Market Index Fund                         06/12/00         4/30        -13.89%           -14.37%
iShares Dow Jones U.S. Basic Materials Sector Index Fund               06/12/00         4/30        -12.30%           -12.94%
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund             06/12/00         4/30        -17.17%           -17.20%


                                                                                                   Since Inception
                                                                                                   ---------------
                                                                      Return After                  Return After      Return After
                                                                        Taxes on                      Taxes on          Taxes on
Name                                                                  Redemptions       Return      Distributions      Redemption
----                                                                  -----------       ------      -------------      ----------
iShares S&P 100 Index Fund                                              -15.02%         -18.70%        -19.08%           -14.62%
iShares S&P 500 Index Fund                                              -15.21%         -15.89%        -16.31%           -12.42%
iShares S&P 500/BARRA Growth Index Fund                                 -14.56%         -18.72%        -18.97%           -14.43%
iShares S&P 500/BARRA Value Index Fund                                  -16.12%         -11.63%        -12.19%            -9.28%
iShares S&P MidCap 400 Index Fund                                       -14.48%          -3.33%         -3.67%            -2.79%
iShares S&P MidCap 400/BARRA Growth Index Fund                          -15.00%         -14.48%        -14.58%           -11.29%
iShares S&P MidCap 400/BARRA Value Index Fund                           -14.19%           2.69%          2.14%             1.91%
iShares S&P SmallCap 600 Index Fund                                     -15.28%          -1.39%         -1.75%            -1.27%
iShares S&P SmallCap 600/BARRA Growth Index Fund                        -13.14%          -9.73%         -9.89%            -7.71%
iShares S&P SmallCap 600/BARRA Value Index Fund                         -17.62%           0.04%         -0.35%            -0.14%
iShares S&P Global 100 Index Fund                                       -15.62%         -20.15%        -20.45%           -15.71%
iShares S&P Global Energy Sector Index Fund                             -10.35%          -6.23%         -6.76%            -5.21%
iShares S&P Global Financials Sector Index Fund                         -14.74%         -15.29%        -15.62%           -12.29%
iShares S&P Global Healthcare Sector Index Fund                         -11.27%         -14.24%        -14.39%           -11.40%
iShares S&P Global Technology Sector Index Fund                         -21.82%         -28.47%        -28.47%           -22.46%
iShares S&P Global Telecommunications Sector Index Fund                 -14.83%         -25.09%        -25.44%           -19.97%
iShares S&P Europe 350 Index Fund                                       -15.72%         -19.27%        -19.71%           -14.95%
iShares S&P Latin America 40 Index Fund                                 -18.73%          -8.30%         -9.03%            -6.93%
iShares S&P/TOPIX 150 Index Fund                                        -13.00%         -18.29%        -18.47%           -14.54%
iShares Dow Jones U.S. Total Market Index Fund                           -8.54%         -13.49%        -13.86%           -10.63%
iShares Dow Jones U.S. Basic Materials Sector Index Fund                 -7.55%           0.16%         -0.53%            -0.21%
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund              -10.54%          -8.68%         -8.77%            -6.86


                                                                                       Fiscal
                                                                      Inception         Year
Name                                                                    Date            End                            1 Year
----                                                                    ----            ---                            ------
iShares Dow Jones U.S. Consumer Non-Cyclical Sector
Index Fund                                                             06/12/00         4/30        -15.40%           -15.86%
iShares Dow Jones U.S. Energy Sector Index Fund                        06/12/00         4/30        -18.22%           -18.76%
iShares Dow Jones U.S. Financial Sector Index Fund                     05/22/00         4/30         -9.33%            -9.97%
iShares Dow Jones U.S. Healthcare Sector Index Fund                    06/12/00         4/30        -10.06%           -10.33%
iShares Dow Jones U.S. Industrial Sector Index Fund                    06/12/00         4/30        -14.75%           -15.09%
iShares Dow Jones U.S. Technology Sector Index Fund                    05/15/00         4/30        -18.59%           -18.59%
iShares Dow Jones U.S. Telecommunications Sector Index Fund            05/22/00         4/30        -16.22%           -16.77%
iShares Dow Jones U.S. Utilities Sector Index Fund                     06/12/00         4/30        -22.16%           -23.38%
iShares Dow Jones U.S. Financial Services Index Fund                   06/12/00         4/30         -8.02%            -8.64%
iShares Dow Jones U.S. Real Estate Index Fund                          06/12/00         4/30         -0.98%            -3.17%
iShares Dow Jones Transportation Average Index Fund***                      N/A         4/30           N/A               N/A
iShares Russell 3000 Index Fund                                        05/22/00         3/31        -24.73%           -25.24%
iShares Russell 3000 Growth Index Fund                                 07/24/00         3/31        -27.21%           -27.42%
iShares Russell 3000 Value Index Fund                                  07/24/00         3/31        -22.92%           -23.52%
iShares Russell 2000 Index Fund                                        05/22/00         3/31        -26.99%           -27.36%
iShares Russell 2000 Growth Index Fund                                 07/24/00         3/31        -31.65%           -31.77%
iShares Russell 2000 Value Index Fund                                  07/24/00         3/31        -23.35%           -23.91%
iShares Russell 1000 Index Fund                                        05/15/00         3/31        -24.59%           -25.03%
iShares Russell 1000 Growth Index Fund                                 05/22/00         3/31        -26.87%           -27.10%
iShares Russell 1000 Value Index Fund                                  05/22/00         3/31        -22.95%           -23.58%
iShares Russell Midcap Index Fund                                      07/17/01         3/31        -21.50%           -21.87%
iShares Russell Midcap Growth Index Fund                               07/17/01         3/31        -26.24%           -26.29%
iShares Russell Midcap Value Index Fund                                07/17/01         3/31        -19.69%           -20.27%
iShares Cohen & Steers Realty Majors Index Fund                        01/29/01         4/30          0.46%            -1.73%
iShares Nasdaq Biotechnology Index Fund                                02/05/01         3/31        -33.89%           -33.89%
iShares Goldman Sachs Technology Index Fund                            03/13/01         7/31         20.18%*           20.18%*
iShares Goldman Sachs Networking Index Fund                            07/10/01         7/31         50.04%*           50.04%*
iShares Goldman Sachs Semiconductor Index Fund                         07/10/01         7/31          5.21%*            5.21%*
iShares Goldman Sachs Software Index Fund                              07/10/01         7/31         31.77%*           31.77%*
iShares Goldman Sachs Natural Resources Index Fund                     10/22/01         7/31          8.57%*            7.89%*
iShares MSCI EAFE Index Fund                                           08/14/01         7/31          3.66%*            2.98%*


Name                                                                                               Since Inception
----                                                                                               ---------------
iShares Dow Jones U.S. Consumer Non-Cyclical Sector
Index Fund                                                               -9.44%           0.45%      -0.01%             0.14%
iShares Dow Jones U.S. Energy Sector Index Fund                         -11.17%          -7.37%      -7.85%            -6.01%
iShares Dow Jones U.S. Financial Sector Index Fund                       -5.75%           2.17%       1.41%             1.38%
iShares Dow Jones U.S. Healthcare Sector Index Fund                      -6.18%          -4.84%      -5.04%            -3.93%
iShares Dow Jones U.S. Industrial Sector Index Fund                      -9.07%         -12.51%     -12.79%            -9.86%
iShares Dow Jones U.S. Technology Sector Index Fund                     -11.42%         -33.17%     -33.17%           -24.06%
iShares Dow Jones U.S. Telecommunications Sector Index Fund              -9.97%         -30.68%     -31.12%           -22.62%
iShares Dow Jones U.S. Utilities Sector Index Fund                      -13.61%          -8.64%      -9.75%            -7.23%
iShares Dow Jones U.S. Financial Services Index Fund                     -4.94%           0.73%       0.11%             0.29%
iShares Dow Jones U.S. Real Estate Index Fund                            -0.64%          11.17%       8.85%             7.87%
iShares Dow Jones Transportation Average Index Fund***                     N/A             N/A         N/A               N/A
iShares Russell 3000 Index Fund                                         -15.17%         -14.37%     -14.77%           -11.30%
iShares Russell 3000 Growth Index Fund                                  -16.71%         -27.34%     -27.48%           -20.59%
iShares Russell 3000 Value Index Fund                                   -14.05%          -6.24%      -6.90%            -5.21%
iShares Russell 2000 Index Fund                                         -16.55%          -7.64%      -8.07%            -6.19%
iShares Russell 2000 Growth Index Fund                                  -19.43%         -24.04%     -24.13%           -18.27%
iShares Russell 2000 Value Index Fund                                   -14.30%           2.75%       2.03%             1.88%
iShares Russell 1000 Index Fund                                         -15.08%         -15.81%     -16.21%           -12.35%
iShares Russell 1000 Growth Index Fund                                  -16.49%         -23.71%     -23.89%           -17.96%
iShares Russell 1000 Value Index Fund                                   -14.06%          -6.99%      -7.59%            -5.76%
iShares Russell Midcap Index Fund                                       -13.19%         -11.67%     -12.05%            -9.42%
iShares Russell Midcap Growth Index Fund                                -16.11%         -18.19%     -18.22%           -14.35%
iShares Russell Midcap Value Index Fund                                 -12.07%          -8.43%      -9.08%            -6.99%
iShares Cohen & Steers Realty Majors Index Fund                           0.24%           8.71%       6.43%             5.87%
iShares Nasdaq Biotechnology Index Fund                                 -20.81%         -26.71%     -26.71%           -20.53%
iShares Goldman Sachs Technology Index Fund                              13.12%*        -17.53%**   -17.53%**         -14.60%**
iShares Goldman Sachs Networking Index Fund                              32.53%*        -26.75%**   -26.75%**         -22.16%**
iShares Goldman Sachs Semiconductor Index Fund                            3.39%*        -18.53%**   -18.53%**         -15.49%**
iShares Goldman Sachs Software Index Fund                                20.65%*        -20.64%**   -20.64%**         -17.23%**
iShares Goldman Sachs Natural Resources Index Fund                        5.51%*         -2.20%**    -2.80%**          -2.23%**
iShares MSCI EAFE Index Fund                                              2.35%*         -7.44%**    -7.81%**          -6.51%**

     * Returns shown are unaudited and for the period from August 1, 2002 through June 30, 2003.

     ** Returns shown are unaudited and for the period from Fund inception through June 30, 2003.

    ***   Fund had not commenced operations as of the date of this SAI.
________________________________________________________________________________
  page 70                                                             i|Shares

Whenever the Trust calculates total return using the market values of iShares as reported by the Listing Exchange, it will also calculate a similar total return using the relevant Fund's NAV. The Trust may also provide reported closing price data for iShares and calculations of any applicable premiums or discounts against NAV on its website and in the Trust Prospectuses and Annual Reports.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Because there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

Because some or all of certain Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of such a Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which a Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a Fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, a Fund also may compare those figures to the performance of certain unmanaged investments which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such investments include, but are not limited to the following:

[X]  Dow Jones Industrial Average
[X]  Consumer Price Index
[X]  Standard & Poor's 500 Composite Stock Price Index (S&P 500)
[X]  Nasdaq OTC Composite Index
[X]  Nasdaq Industrials Index
[X] International Finance Corporation's (Global) Composite and (Investable) Composite Investments
[X]  Morgan Stanley Capital International Investments
[X]  Nasdaq Composite Index
[X]  Wilshire 5000 Stock Index

________________________________________________________________________________
iShares Performance and Other Information                                page 71

Financial Statements

The Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, independent accountants, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the Trust.

Independent Auditors. PricewaterhouseCoopers LLP, located at 333 Market Street, San Francisco, CA 94105, serves as the independent accountants of the Trust. They audit the Funds' financial statements and perform other related audit services.

________________________________________________________________________________
page 72                                                                 i|Shares

                                                                 BGI-F-031-02003